TEMPLETON GLOBAL INVESTMENT TRUST
                                  ON BEHALF OF
                 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                          500 EAST BROWARD BOULEVARD
                         FORT LAUDERDALE, FL 33394-3091

Dear Shareholder:

     Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of Templeton Americas Government Securities Fund ("Americas Government Securities Fund"). The Meeting has been called for October 1, 1999 at 10:00 a.m. Eastern time at the offices of Templeton Global Investment Trust ("Investment Trust") at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. The accompanying Prospectus/Proxy Statement describes an important proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD

     This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Americas Government Securities Fund being exchanged for those of a fund called Templeton Global Bond Fund ("Global Bond Fund"), which is a series of Templeton Income Trust. If the shareholders of Americas Government Securities Fund approve the proposal, you will receive Class A shares of Global Bond Fund equal in value to your investment in Americas Government Securities Fund. You will no longer be a shareholder of Americas Government Securities Fund, and you will instead be a shareholder of Global Bond Fund.

     The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement, which means that you will not have a federal taxable gain or loss on the exchange of your shares.

     The transaction is being proposed because the projected growth in assets of Americas Government Securities Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Global Bond Fund's investment goals and investment policies as compared to those of Americas Government Securities Fund are outlined in the Prospectus/Proxy Statement. Both funds are managed by Templeton Investment Counsel, Inc. through its Templeton Global Bond Managers division. Global Bond Fund is a larger fund that should be better able to obtain cost savings for shareholders.

     Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

    o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

    o  Sign and return your card promptly.

    o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.


     Thank you for your attention to this matter.


                                     Sincerely,



                                     Barbara J. Green
                                     Secretary







                       TEMPLETON GLOBAL INVESTMENT TRUST
                                  ON BEHALF OF
                 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                          500 EAST BROWARD BOULEVARD
                        FORT LAUDERDALE, FL 33394-3091

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                         TO BE HELD ON OCTOBER 1, 1999

To the Shareholders of Templeton Americas Government Securities Fund:

     NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of Templeton Americas Government Securities Fund ("Americas Government Securities Fund") will be held at the offices of the Templeton Global Investment Trust ("Investment Trust"), 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on October 1, 1999 at 10:00 a.m. Eastern time. The Meeting is being called for the following reasons:

     1. To approve or disapprove an Agreement and Plan of Reorganization between Investment Trust, on behalf of its Americas Government Securities Fund series, and Templeton Income Trust, on behalf of its Templeton Global Bond Fund series ("Global Bond Fund") that provides for: (i) the acquisition of substantially all of the assets of Americas Government Securities Fund in exchange for Class A shares of Global Bond Fund; (ii) the distribution of such shares of Global Bond Fund to the shareholders of Americas Government Securities Fund; and (iii) the liquidation and dissolution of Americas Government Securities Fund.

     2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment(s) thereof.

     The Agreement and Plan of Reorganization in the attached Prospectus/Proxy Statement describes this transaction more completely. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

     Shareholders of record as of the close of business on August 3, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.


                               By Order of the Board of Trustees,



                               Barbara J. Green
                               Secretary

August 27, 1999

     THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.


                        PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                               TABLE OF CONTENTS

                                                                                              PAGE
                                                                                             ------
COVER PAGE ...............................................................................    Cover
SUMMARY ..................................................................................    3
  What proposal am I voting on? ..........................................................    3
  How will the shareholder voting be handled? ............................................    3
  What are the general tax consequences of the Transaction? ..............................    4
COMPARISONS OF SOME IMPORTANT FEATURES ...................................................    4
  How do the investment goals and policies of the funds compare? .........................    4
  What are the risks of an investment in the funds? ......................................    5
  Who manages the funds? .................................................................    5
  What are the fees and expenses of each fund and what might they be after the
    Transaction? .........................................................................    6
  Where can I find more financial information about the funds? ...........................    7
  What are other key features of the funds? ..............................................    8
REASONS FOR THE TRANSACTION ..............................................................   10
INFORMATION ABOUT THE TRANSACTION ........................................................   11
  How will the Transaction be carried out? ...............................................   11
  Who will pay the expenses of the Transaction? ..........................................   11
  What are the tax consequences of the Transaction? ......................................   11
  What should I know about Global Bond Fund Class A Shares? ..............................   12
  What are the capitalizations of the funds and what might the capitalization be
    after the Transaction? ...............................................................   12
COMPARISON OF INVESTMENT GOALS AND POLICIES ..............................................   13
  Are there any significant differences between the investment goals and strategies
    of the funds? ........................................................................   13
  How do the types of securities the funds buy and the investment policies of the funds
    compare? .............................................................................   13
  How do the fundamental investment restrictions of the funds differ? ....................   17
  What are the risk factors associated with investments in the funds? ....................   19
VOTING INFORMATION .......................................................................   22
  How many votes are necessary to approve the Agreement and Plan? ........................   22
  How do I ensure my vote is accurately recorded? ........................................   22
  Can I revoke my proxy? .................................................................   23
  What other matters will be voted upon at the Meeting? ..................................   23
  Who is entitled to vote? ...............................................................   23
  What other solicitations will be made? .................................................   23
  Are there dissenters' rights? ..........................................................   23

                                       i



                                                                                         PAGE
                                                                                     ------------

INFORMATION ABOUT GLOBAL BOND FUND ...............................................        23
INFORMATION ABOUT AMERICAS GOVERNMENT SECURITIES FUND ............................        24
PRINCIPAL HOLDERS OF SHARES ......................................................        24
GLOSSARY OF USEFUL TERMS AND DEFINITIONS .........................................        25
EXHIBITS TO PROSPECTUS AND PROXY STATEMENT .......................................        26
  Exhibit A -- Agreement and Plan of Reorganization ..............................        A-1
  Exhibit B -- Prospectus of Templeton Global Bond Fund - Class A & C dated
                January 1, 1999, as supplemented March 23, 1999 (enclosed)
  Exhibit C -- Annual Report to Shareholders of Templeton Global Bond Fund
                dated August 31, 1998 (enclosed)


                                        ii


                        PROSPECTUS AND PROXY STATEMENT

                              DATED AUGUST 9, 1999

                         ACQUISITION OF THE ASSETS OF
                 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                 A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

                   BY AND IN EXCHANGE FOR CLASS A SHARES OF
                          TEMPLETON GLOBAL BOND FUND,
                      A SERIES OF TEMPLETON INCOME TRUST

     This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Templeton Americas Government Securities Fund ("Americas Government Securities Fund"), a series of Templeton Global Investment Trust ("Investment Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders of the Americas Government Securities Fund vote to approve the Agreement and Plan, the net assets of the Americas Government Securities Fund will be acquired by and in exchange for Class A shares of Templeton Global Bond Fund (the "Global Bond Fund"), a series of Templeton Income Trust ("Income Trust").

     The Meeting will be held at the principal offices of Investment Trust, which are located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on October 1, 1999 at 10:00 a.m. Eastern time. The Board of Trustees of Investment Trust, on behalf of Americas Government Securities Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about August 27, 1999.

     If Americas Government Securities Fund shareholders vote to approve the Agreement and Plan, you will receive Class A shares of Global Bond Fund equal in value to your investment in shares of Americas Government Securities Fund. Americas Government Securities Fund will then be liquidated and dissolved.

     Both Investment Trust and Income Trust are open-end investment companies. Although the investment goals of Global Bond Fund and Americas Government Securities Fund are similar, their investment strategies are somewhat different. Americas Government Securities Fund's investment goal is to provide a high level of current income, with total return as a secondary goal. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. The main difference between the investment strategies of the two funds is that under normal market conditions, Americas Government Securities Fund primarily invests in debt securities issued or guaranteed by governments and government entities of the Western Hemisphere, while Global Bond Fund primarily invests in debt securities of companies, governments and government agencies located anywhere in the world, which generally permits Global Bond Fund to invest in a broader range of debt instruments than the Americas Government Securities Fund.

     This Prospectus/Proxy Statement gives the information about the proposed reorganization and Class A Shares of Global Bond Fund that you should know before investing. You should retain it for future reference. Additional information about Global Bond Fund and the proposed reorganization can be found in the following documents:

    o The Prospectus of Global Bond Fund -- Class A & C dated January 1, 1999, as supplemented March 23, 1999 (the "Global Bond Fund Prospectus") is enclosed with and considered a part of this Prospectus/Proxy Statement.

    o The Annual Report to Shareholders of Global Bond Fund dated August 31, 1998 contains financial and performance information for the Global Bond Fund and is enclosed with and considered a part of this Prospectus/Proxy Statement.


    o A Statement of Additional Information dated August 9, 1999 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/ Proxy Statement.

    o The Prospectus of Americas Government Securities Fund dated August 1, 1999 (the "Americas Government Securities Fund Prospectus"), and Americas Government Securities Fund's Annual Report to Shareholders dated March 31, 1999, which contains financial and performance information for Americas Government Securities Fund, are each on file with the SEC (File nos. 33-73244 and 811-08226) and are incorporated by reference herein.

     You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN (R)or by writing to either fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                       2


                                    SUMMARY

     This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the Global Bond Fund Prospectus (enclosed as Exhibit
B), and the Annual Report to Shareholders of the Global Bond Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

     The Board of Trustees of Investment Trust approved the Agreement and Plan and recommends that shareholders of Americas Government Securities Fund vote to approve the Agreement and Plan. If shareholders of Americas Government Securities Fund vote to approve the Agreement and Plan, it will result in the transfer of the net assets of Americas Government Securities Fund to Global Bond Fund, in exchange for an equal value of shares of Global Bond Fund. The shares of Global Bond Fund will then be distributed to Americas Government Securities Fund shareholders and Americas Government Securities Fund will be liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Americas Government Securities Fund and will become a shareholder of Global Bond Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

     This means that your shares of Americas Government Securities Fund will be exchanged for an equal value of shares of Global Bond Fund. You will receive Class A shares of Global Bond Fund equal in value to your investment in shares of Americas Government Securities Fund.

     Like Americas Government Securities Fund, Global Bond Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Investment Counsel. Global Bond Fund has an investment goal and policies that are similar, but not identical, to those of Americas Government Securities Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of Investment Trust has determined that the Transaction is in the best interests of the shareholders of Americas Government Securities Fund. The Boards of Trustees of Investment Trust and Income Trust also concluded that no dilution in value would result to the shareholders of Americas Government Securities Fund or Global Bond Fund, respectively, as a result of the Transaction.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                    VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

     Shareholders who own shares of the Americas Government Securities Fund at the close of business on August 3, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a "majority of the outstanding voting securities" of Americas Government Securities Fund must be voted in favor of the Agreement and Plan, which means the vote of: (i) more than 50% of the outstanding voting securities of Americas Government Securities Fund; or (ii) 67% or more of the voting securities of Americas Government Securities Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

     Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.

                                       3


     You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

     It is expected that shareholders of Americas Government Securities Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Global Bond Fund Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction -- What are the tax consequences of the Transaction?"

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

     While not identical, the investment goals of Global Bond Fund and Americas Government Securities Fund are similar in a number of respects. Americas Government Securities Fund's investment goal is to provide a high level of current income, with total return as a secondary goal. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. While both funds seek to achieve their goals by primarily investing in debt securities, the type and quality of the debt securities and the geographic location of the issuers in which the funds normally invest differ.

     One difference between the investment strategies of the two funds is that Americas Government Securities Fund invests in securities of issuers in the Western Hemisphere. This includes countries located in North, South and Central America and the surrounding waters. Global Bond Fund has no geographic limitation on its investments, except that it will invest at least 65% of its total assets in issuers located in at least three different countries. Global Bond Fund may, therefore, invest its assets in issuers located anywhere in the world. Both funds may invest up to 100% of their total assets in emerging markets.

     Another principal difference in the investment strategies of the funds is the type of issuers in which each fund primarily invests. Americas Government Securities Fund primarily invests in debt securities issued or guaranteed by governments and government entities of the Western Hemisphere. Global Bond Fund primarily invests in debt securities of governments and government agencies as well as companies located anywhere in the world.

     The quality of the debt securities in which the funds generally may invest also differs. Both funds may invest in debt securities rated in any rating category. Americas Government Securities Fund may invest up to 100% of its total assets in non-investment grade debt securities. Global Bond Fund may also invest in debt securities in any rating category, but focuses on "investment grade" debt securities and may invest only up to 25% of its total assets in non-investment grade debt securities. Non-investment grade debt securities are those rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality, and are commonly referred to as "junk bonds." Investment grade debt securities are issues rated in the top four rating categories by independent rating agencies such as S&P or Moody's or, if unrated, determined by the fund's manager to be comparable. Generally, a lower rating indicates higher risk.

     Up to 35% of the total assets of Americas Government Securities Fund may be invested in securities, including equity securities and depositary receipts, issued by non-government issuers, such

                                       4


as corporations and financial institutions, located in the Western Hemisphere. Global Bond Fund may also invest in equity securities and depositary receipts, but may do so without any limit on the amount of its assets it may invest in these non-debt securities or the geographic location of the issuer of such securities. And, as stated above, Global Bond Fund may invest any portion of its assets in non-government issuers.

     For more information about the investment goals and policies of the funds, please see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

     As with most investments, investments in Global Bond Fund and Americas Government Securities Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund include risks associated with debt investments generally, such as interest rate, credit and other risks applicable to fixed income securities. However, because Americas Government Securities Fund may invest in securities rated in any rating category, including without limit in high yield debt securities, while Global Bond Fund focuses on investment grade securities, Americas Government Securities Fund's portfolio is generally subject to greater credit risk than Global Bond Fund's portfolio. In addition, both funds may invest some portion of their assets in securities of issuers in emerging markets. Such securities are subject to greater risks due to a lack of established legal, business and social frameworks to support securities markets. Because Americas Government Securities Fund tends to invest a greater portion of its assets in these securities, specifically in Latin American securities, than Global Bond Fund, it has greater exposure to these risks. Both Americas Government Securities Fund and Global Bond Fund are non-diversified funds, which means they may invest a greater portion of their assets in the securities of one issuer, and therefore a smaller number of individual issuers, than a diversified fund. Therefore, both funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities.

     For more information about the risks of the funds, see "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

     Each fund's Board of Trustees is responsible for the general oversight of the respective fund's business affairs. Both funds are open-end series funds of a registered management investment company, commonly referred to as "mutual funds." Global Bond Fund is a series of Income Trust. Income Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC. Americas Government Securities Fund is a series of Investment Trust. Investment Trust was organized as a Delaware business trust on December 21, 1993, and is also registered with the SEC.

     Investment Counsel, through its Templeton Global Bond Managers division, manages the assets of both funds and makes each fund's investment decisions. A team from the Templeton Global Bond Managers division is responsible for the day-to-day management of each fund. Investment Counsel is a wholly-owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Investment Counsel and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 162 U.S. based funds or series. They have over $225 billion in combined assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

     Global Bond Fund has a management agreement with Investment Counsel under which Investment Counsel receives a management fee equal to an annual rate of 0.50% of the value of average daily net assets up to and including $200 million; 0.45% of the value of average daily net assets over $200 million and up to and including $1.3 billion; and 0.40% of the value of average daily net assets over $1.3 billion. Each class of the fund's shares pays its proportionate share of the management fee.

                                       5


     Americas Government Securities Fund has a management agreement with Investment Counsel under which Investment Counsel receives a management fee (before any waiver) equal to an annual rate of 0.60% of its average daily net assets. Under an agreement by Investment Counsel to waive its fees, which Investment Counsel may end at any time after July 31, 2000, upon notice to the fund's Board of Trustees, Investment Counsel charged the fund management fees of 0.26% for the fiscal year ended March 31, 1999.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

     The following table describes the fees and expenses that you may pay if you buy and hold shares of Americas Government Securities Fund or Class A shares of Global Bond Fund. The table also shows the estimated expense levels of Global Bond Fund after the proposed Transaction.

                                                        ACTUAL/dagger/
                                               ---------------------------------
                                                                                        (PROJECTED)
                                                    AMERICAS        GLOBAL BOND     GLOBAL BOND FUND --
                                                   GOVERNMENT         FUND --             CLASS A
                                                SECURITIES FUND       CLASS A        AFTER TRANSACTION
                                               -----------------   -------------   --------------------
SHAREHOLDER TRANSACTION EXPENSES*
  Maximum Sales Charge
   (as a percentage of offering price) .....         4.25%              4.25%              4.25%
   Paid at time of purchase1 ...............         4.25%              4.25%              4.25%
   Paid at time of redemption(2) .............       None               None               None
  Exchange fee (per transaction)** .........        $5.00              $5.00               $5.00
ANNUAL FUND OPERATING EXPENSES .............
(as percentage of average net assets)
  Management Fees ..........................         0.60%(3)           0.49%              0.50%
  Rule 12b-1 Fees(4) .........................       0.35%              0.25%              0.25%
  Other Expenses ...........................         0.64%              0.42%              0.41%
                                                    -----              -----              -----
  Total Annual Fund Operating Expenses .....         1.59%              1.16%              1.16%
                                                    =====              =====              =====

/dagger/ INFORMATION PROVIDED IS FOR AMERICAS GOVERNMENT SECURITIES FUND SHARES FOR THE FISCAL YEAR ENDED MARCH 31, 1999. INFORMATION FOR GLOBAL BOND FUND CLASS A SHARES IS PROVIDED FOR THE FISCAL YEAR ENDED AUGUST 31, 1998.
* IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.
** THERE IS A $5.00 FEE FOR EACH EXCHANGE BY A MARKET TIMER, AS THAT TERM IS
   DEFINED IN THE GLOSSARY OF THIS PROSPECTUS/PROXY STATEMENT. ALL OTHER EXCHANGES ARE PROCESSED WITHOUT A FEE.

1  THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.
2 A CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY APPLY TO ANY PURCHASE OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CDSC MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS A SHARES OF GLOBAL BOND FUND WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. SEE "SALES CHARGES" IN EACH FUND'S CURRENT PROSPECTUS FOR DETAILS.
3 AS A RESULT OF A FEE WAIVER, WHICH INVESTMENT COUNSEL MAY END AT ANY TIME AFTER JULY 31, 2000, ACTUAL MANAGEMENT FEES WERE 0.26%.
4 THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE NASD'S RULES.

                                       6


EXAMPLE

     The following expense example can help you compare the cost of investing in Global Bond Fund Class A shares versus the cost of investing in Americas Government Securities Fund. Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.

                                                                      1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                    ----------   ---------   ---------   ---------
Americas Government Securities Fund .............................      $580*        $906       $1,254      $2,234
Global Bond Fund-Class A ........................................      $538*        $778       $1,036      $1,774
Projected Global Bond Fund-Class A (after Transaction) ..........      $538*        $778       $1,036      $1,774

* Assumes a Contingent Deferred Sales Charge will not apply.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

     For the Global Bond Fund - Class A shares, per share income information for the past five fiscal years (and the most recent six-month semiannual period) is shown immediately below under the heading "Financial Highlights." Also, the current Annual Report to Shareholders of Global Bond Fund, which is enclosed with and considered a part of this Prospectus/Proxy Statement, contains more financial information about Global Bond Fund and a discussion of Global Bond Fund's performance during the fiscal year ended August 31, 1998. The current SemiAnnual Report to Shareholders of Global Bond Fund, which contains financial information about Global Bond Fund as of the six-month period ended February 28, 1999 is available upon request, and is included in the SAI related to this Prospectus/Proxy Statement.

     The Americas Government Securities Fund Prospectus, as well as its Annual Report to Shareholders for the fiscal year ended March 31, 1999, contain more financial information about Americas Government Securities Fund. These documents are available free of charge upon request (see "Information About Americas Government Securities Fund").


                                       7


                             FINANCIAL HIGHLIGHTS
                          GLOBAL BOND FUND -- CLASS A

                                                     SIX MONTHS ENDED
                                                     FEBRUARY 28, 1999
                                                        (UNAUDITED)
                                                    ------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............    $   9.49
                                                       --------
Income from investment operations:
 Net investment income ............................         .28
 Net realized and unrealized gains (losses) .......        (.24)
                                                       --------
Total from investment operations ..................         .04
                                                       --------
 Less distributions from net investment income             (.30)
 Less distributions from net realized gains .......          --
 Less: Tax return of capital ......................          --
                                                       --------
Total distributions ...............................        (.30)
                                                       --------
Net asset value, end of period ....................    $   9.23
                                                       ========
Total return1 .....................................        .33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $170,573
Ratios to average net assets:
 Expenses .........................................       1.20%(2)
 Net investment income ............................       5.90%(2)
Portfolio turnover rate ...........................      63.69%


                                                                          YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------
                                                        1998         1997         1996         1995      1994/dagger/
                                                    ------------ ------------ ------------ ------------ -------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $   9.82     $   9.76     $   9.32     $   9.05      $  9.96
                                                      --------     --------     --------     --------      -------
Income from investment operations:
 Net investment income ............................        .60          .63          .69          .73          .72
 Net realized and unrealized gains (losses) .......       (.32)         .03          .35          .17         (.91)
                                                      --------     --------     --------     --------      -------
Total from investment operations ..................        .28          .66         1.04          .90         (.19)
                                                      --------     --------     --------     --------      -------
 Less distributions from net investment income            (.55)        (.60)        (.58)        (.54)        (.53)
 Less distributions from net realized gains .......       (.06)          --           --           --         (.07)
 Less: Tax return of capital ......................         --           --         (.02)        (.09)        (.12)
                                                      --------     --------     --------     --------      -------
Total distributions ...............................       (.61)        (.60)        (.60)        (.63)        (.72)
                                                      --------     --------     --------     --------      -------
Net asset value, end of period ....................   $   9.49     $   9.82     $   9.76     $   9.32      $  9.05
                                                      ========     ========     ========     ========      =======
Total return1 .....................................      2.82%        6.87%       11.44%       10.43%       (2.01%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $189,898     $198,131     $185,596     $191,301     $205,482
Ratios to average net assets:
 Expenses .........................................      1.17%        1.15%        1.13%        1.18%        1.18%
 Net investment income ............................      6.12%        6.41%        7.09%        7.99%        7.50%
Portfolio turnover rate ...........................     75.95%      166.69%      109.40%      101.12%      139.23%

1  TOTAL RETURN DOES NOT REFLECT SALES CHARGES AND IS NOT ANNUALIZED.
2  ANNUALIZED.
/dagger/  BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

     TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

     The Chase Manhattan Bank acts as the custodian of the securities and other assets of both funds. The main office of the Chase Manhattan Bank that provides custody services is MetroTech Center, Brooklyn, NY 11245. As a foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.

     ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of Resources, provides certain administration services and facilities for both funds.

     DISTRIBUTION SERVICES. Pursuant to underwriting agreements with each fund, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

     DISTRIBUTION AND SERVICE (12B-1) FEES. Americas Government Securities Fund and Global Bond Fund - Class A shares each has a separate distribution or "Rule 12b-1" plan under which it shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing

                                       8


prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to Global Bond Fund - Class A shares are based only on the fees attributable to that particular class.

     Payments by Global Bond Fund under its Class A plan may not exceed 0.25% per year of Class A's average daily net assets and payments by Americas Government Securities Fund under its plan may not exceed 0.35% per year of that Fund's average daily net assets. All distribution expenses over these amounts will be borne by those who have incurred them. In the case of the Global Bond Fund plan, expenses not reimbursed in any quarter may be reimbursed in future quarters or years, while the Americas Government Securities Fund plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

     PURCHASES AND REDEMPTIONS. The maximum front-end sales charge for Class A shares of Global Bond Fund and Americas Government Securities Fund is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more. Each fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

     You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

     Shares of each fund may be redeemed at their respective Net Asset Value per share. However, redemptions of shares of each fund which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Global Bond Fund shares acquired by Americas Government Securities Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Americas Government Securities Fund shares were subject to a Contingent Deferred Sales Charge.

     Additional information and specific instructions explaining how to buy, sell, and exchange shares of Global Bond Fund are outlined in the current prospectus of Global Bond Fund and in the Americas Government Securities Fund Prospectus, under the heading "Your Account." The accompanying Global Bond Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These phone numbers are the same for both funds.

     DIVIDENDS AND DISTRIBUTIONS. Each fund intends to pay a dividend at least monthly, representing its net investment income. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

     Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current Americas Government Securities Fund Prospectus and in the attached Global Bond Fund Prospectus, under the heading "Investor Services -- Distribution Options."

     Distributions from the funds, whether you receive them in cash or in additional shares, are generally subject to income tax. Each fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year.

     Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangible taxes.

     For more information about the tax implications of investments in the funds, see the attached Global Bond Fund Prospectus or the current Americas Government Securities Fund Prospectus, under the heading "Distributions and Taxes."

                                       9


                          REASONS FOR THE TRANSACTION

     The Board of Trustees of Investment Trust, on behalf of Americas Government Securities Fund, has recommended the Transaction for purposes of combining Americas Government Securities Fund with a larger fund. Because of the relatively low demand for Americas Government Securities Fund, Investment Counsel recommended to the Board of Trustees of Investment Trust that the assets of Americas Government Securities Fund be combined with a larger fund that has similar investment goals and policies. A larger fund should be better able to obtain certain savings in costs for Americas Government Securities Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

     The Agreement and Plan was presented to Investment Trust's Board of Trustees at a meeting held on May 19, 1999. At the meeting, the Board of Trustees questioned management about the potential benefits and costs to shareholders of the Americas Government Securities Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of Global Bond Fund and Americas Government Securities Fund; the comparative investment performance of Global Bond Fund and Americas Government Securities Fund; the compatibility of the investment goals, policies, restrictions and investments of Americas Government Securities Fund with those of Global Bond Fund; the tax consequences of the Transaction; and the significant experience of Investment Counsel. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-quarter by Global Bond Fund, one-quarter by Americas Government Securities Fund, and one-half by Investment Counsel.

     The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of Americas Government Securities Fund and that no dilution of value would result to the shareholders of Americas Government Securities Fund from the Transaction. The Board of Trustees then decided to approve the Agreement and Plan and to recommend that shareholders of Americas Government Securities Fund vote to approve the Transaction. As required by law, the Board members approving the Agreement and Plan included a majority of the trustees who are not interested persons of Americas Government Securities Fund.

     The Board of Trustees' conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

     The Board of Trustees of Income Trust, on behalf of Global Bond Fund, also determined that the Transaction was in the best interests of Global Bond Fund and its shareholders and that no dilution would result to those shareholders.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF INVESTMENT TRUST, ON BEHALF OF AMERICAS GOVERNMENT SECURITIES FUND, RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

     If shareholders of Americas Government Securities Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for Americas Government Securities Fund, including dissolution and liquidation.

                                       10


                       INFORMATION ABOUT THE TRANSACTION

     This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

     If the shareholders of Americas Government Securities Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by Investment Trust on behalf of Americas Government Securities Fund, and by Income Trust on behalf of Global Bond Fund, including the delivery of certain documents. Investment Trust and Income Trust will agree on a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Americas Government Securities Fund do not approve the Agreement and Plan, the Transaction will not take place.

     In anticipation of the proposed Transaction, the Board of Trustees decided to close Americas Government Securities Fund to new investors effective after the close of business on June 8, 1999. If you were a shareholder of record as of the close of business on June 8, 1999, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If the shareholders approve the Agreement and Plan at the Meeting or any adjournment thereof, shares of Americas Government Securities Fund will no longer be offered for sale to existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans, including automatic salary deferrals through defined contribution plans.

     If the shareholders approve the Agreement and Plan, Americas Government Securities Fund will deliver to Global Bond Fund substantially all of its assets on the closing date. In exchange, Americas Government Securities Fund will receive Class A shares of Global Bond Fund which have a value equal to the dollar value of the assets delivered to Global Bond Fund. The stock transfer books of Americas Government Securities Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. Americas Government Securities Fund will only accept requests for redemption received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of Global Bond Fund.

     To the extent permitted by law, the Trusts may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Americas Government Securities Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

     The expenses resulting from the Transaction will be paid one-quarter by Global Bond Fund, one-quarter by Americas Government Securities Fund, and one-half by Investment Counsel.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Investment Trust on behalf of Americas Government Securities Fund and Income Trust on behalf of Global Bond Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the funds, that shareholders of Americas Government Securities Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Americas Government Securities Fund for shares of Global Bond Fund and that neither Global Bond Fund nor its Class A shareholders will recognize any gain or loss upon receipt of the assets of the Americas Government Securities Fund.

                                       11


     You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT GLOBAL BOND FUND CLASS A SHARES?

     Global Bond Fund Class A shares will be distributed to shareholders of the Americas Government Securities Fund. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each Class A share will have no preemptive or conversion rights and will be transferable upon the books of Global Bond Fund. The shares of Global Bond Fund will be recorded electronically in each shareholder's account. Global Bond Fund will then send a confirmation to each shareholder. As described in its prospectus, Global Bond Fund does not issue share certificates unless requested. Former shareholders of Americas Government Securities Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Global Bond Fund until the certificates have been returned.

     Both Global Bond Fund and Americas Government Securities Fund have non-cumulative voting rights. This gives the holders of more than 50% of the Trusts' shares voting the ability to elect 100% of the trustees.

     Like Americas Government Securities Fund, Global Bond Fund does not routinely hold shareholders' meetings. Global Bond Fund may hold special meetings for matters requiring shareholder approval. A meeting of either Trust's shareholders may also be called by its respective Board of Trustees in such Board's discretion or at the request of its shareholders who hold at least 10% of that Trust's outstanding shares in order to consider the removal of a Board member.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

     The following table sets forth, as of June 30, 1999, the capitalization of Americas Government Securities Fund and the Class A shares of Global Bond Fund. The table also shows the projected capitalization of the Class A shares of Global Bond Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Class A shares of Global Bond Fund is likely to be different when the Transaction is consummated.

                                                                              INCLUDING PRO
                                                                                  FORMA
                                                                               ADJUSTMENTS
                                                                               GLOBAL BOND
                                           AMERICAS         GLOBAL BOND       FUND--CLASS A
                                          GOVERNMENT           FUND--        PROJECTED AFTER
                                       SECURITIES FUND        CLASS A          TRANSACTION
                                         (UNAUDITED)        (UNAUDITED)       (UNAUDITED)*
                                      -----------------   ---------------   ----------------
Net assets ........................      $19,806,800       $153,401,459       $173,201,211
Total shares outstanding ..........        2,070,193         17,252,950         19,480,606
Net asset value per share .........      $      9.57       $       8.89       $       8.89

     * GLOBAL BOND FUND OFFERS TWO ADDITIONAL CLASSES OF SHARES, CLASS C AND ADVISOR CLASS. GLOBAL BOND FUND CURRENTLY HAS 19,458,413 SHARES OUTSTANDING OF ALL OF ITS CLASSES REFLECTING COMBINED NET ASSETS OF $173,030,166. AFTER THE TRANSACTION, THERE ARE EXPECTED TO BE APPROXIMATELY 21,686,069 SHARES OF ALL CLASSES OUTSTANDING REFLECTING COMBINED NET ASSETS OF $192,829,918.

                                       12


                  COMPARISON OF INVESTMENT GOALS AND POLICIES

     This section describes key investment policies of Global Bond Fund and Americas Government Securities Fund, and certain noteworthy differences between the investment goals and policies of the funds. For a complete description of Global Bond Fund's investment policies and risks, you should read the Global Bond Fund Prospectus, which is enclosed with this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

     The investment goals of Global Bond Fund and Americas Government Securities Fund are substantially similar. Americas Government Securities Fund's investment goal is to provide a high level of current income, with total return as a secondary goal. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. Both investment goals are fundamental.

     While both funds seek to achieve their goals by primarily investing in debt securities, the type and quality of the debt securities and the geographic location of the issuers in which the funds normally invest differ. The main difference between the investment strategies of the two funds is that Americas Government Securities Fund primarily invests in debt securities issued or guaranteed by governments and government entities of the Western Hemisphere. This includes countries located in North, South and Central America and the surrounding waters. Global Bond Fund primarily invests in debt securities of companies, governments and government agencies located anywhere in the world. At least 65% of Global Bond Fund's total assets will be invested in issuers located in at least three countries (including the U.S.).

     While both funds may invest in debt securities rated in any rating category, the quality of the debt securities in which both funds invest may differ. Generally, a lower rating indicates higher risk. Americas Government Securities Fund may invest up to 100% of its total assets in non-investment grade debt securities. Global Bond Fund may only invest up to 25% of its total assets in non-investment grade debt securities and focuses its investments on "investment grade" debt securities.

     Policies or restrictions stated in this Prospectus/Proxy Statement as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND THE INVESTMENT POLICIES OF THE FUNDS COMPARE?

     DEBT SECURITIES.

     Each fund normally invests at least 65% of its total assets in debt securities. For Americas Government Fund, these are debt securities issued or guaranteed by government entities of Western Hemisphere countries. Global Bond Fund is not subject to geographic limits on debt securities investments. The debt securities in which Global Bond Fund primarily invests are issued by companies, as well as by governments and government agencies located anywhere in the world. Each fund currently holds a relatively significant portion of its total assets in U.S. government bonds.

     Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. In selecting debt securities, Americas Government Securities Fund may include obligations that have been indexed to foreign currency exchange rates. Indexed obligations generally provide that at maturity the principal amount is adjusted up or down (but not below zero) to reflect fluctuations in the exchange rate between two currencies during the period the obligation was outstanding. Investments in indexed securities are subject to the risk of loss in the event that exchange rate movements are not accurately predicted.

                                       13


     Both funds may purchase debt securities of any maturity.

     Americas Government Securities Fund invests its assets in securities rated in any category by independent rating agencies (or, if unrated, determined by the fund's manager to be comparable) and may invest up to 100% of its total assets in non-investment grade securities. Non-investment grade securities are those rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality, and are commonly referred to as "junk bonds."

     Global Bond Fund also may buy both rated and unrated debt securities, including lower-rated debt securities such as high yield corporate securities, but may only invest up to 25% of its total assets in non-investment grade securities. Global Bond Fund focuses its investments on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as S&P or Moody's or, if unrated, determined by the fund's manager to be comparable.

     EQUITY SECURITIES.

     Both funds have the ability to invest in equity securities, although both funds currently hold a relatively insignificant portion of their assets in such securities. Equity securities generally entitle the holder to participate in a company's general operating results and include common stock, preferred stock, and convertible securities.

     FOREIGN SECURITIES.

     Each fund may invest up to 100% of its assets in foreign securities issued by foreign corporations, governments and their government entities. Americas Government Securities Fund focuses its investments in the countries of the Western Hemisphere including North, South, and Central America and surrounding waters, some of which are considered emerging markets. Global Bond Fund has no geographic limitation, except that at least 65% of the total assets of the Global Bond Fund is invested in at least three countries (including the U.S.). Both funds may invest up to 100% of its total assets in emerging markets. Both funds may also buy foreign securities that are traded in the U.S. or directly in foreign markets and may buy securities denominated in foreign currencies.

     DEPOSITARY RECEIPTS.

     Both funds may invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

     MORTGAGE SECURITIES.

     Americas Government Securities Fund may invest in a variety of mortgage securities, while Global Bond Fund may only invest in collateralized mortgage obligations. Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

     Both funds may invest in mortgage-backed securities that are issued by U.S. government agencies and private institutions. Americas Government Securities Fund may invest without limit in mortgage-backed securities issued or guaranteed by Government entities, but may invest only up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the

                                       14


securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. The U.S. government and its agencies do not guarantee mortgage-backed securities issued by private institutions.

     MORTGAGE-BACKED SECURITIES. Americas Government Securities Fund may invest up to 25% of its total assets in derivative mortgage-backed securities consisting primarily (but not exclusively) of stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") Both funds may invest in debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. CMOs are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. The underlying mortgages are backed by residential and various types of commercial properties. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage asset and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

     ASSET-BACKED SECURITIES. Americas Government Securities Fund may invest in asset-backed securities rated in any category by the rating agencies. Asset-backed securities are securities backed by home equity loan receivables; credit card receivables; automobile, mobile home and recreational vehicle loans and leases; and other receivables. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure).

     BRADY BONDS AND OTHER DEBT SECURITIES OF GOVERNMENT ENTITIES.

     Americas Government Securities Fund may invest a portion of its assets in certain debt securities referred to as "Brady Bonds." These are public-issue bonds of developing countries that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Treasury Secretary, Nicholas F. Brady. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade.

     Americas Government Securities Fund may also invest in restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

     OPTIONS.

     Each fund may buy and sell options on securities, securities indices, and futures contracts, although neither fund currently intends to enter into such transactions. An option on a security or futures contract is a contract that allows the buyer of the option the right to buy or sell a specified security or futures contract from or to the seller at a specified price during the term of the option. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price.

                                       15


     Each fund may only sell covered options. This means that, with respect to any call option written, the fund will own the underlying securities or comparable securities satisfying the cover requirements of the securities exchanges. In addition, Americas Government Securities Fund will limit the sale of options on its securities to 15% or less of its total assets and may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

     FUTURES CONTRACTS.

     Each fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based upon financial or securities indices ("financial futures") and options on these contracts, although Global Bond Fund does not currently intend to enter into such transactions. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date. Neither fund may commit more than 5% of its total assets to initial margin deposits on futures contracts. Additionally, Americas Government Securities Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy.

     FOREIGN CURRENCY EXCHANGE CONTRACTS.

     Both funds may enter into forward foreign currency contracts, which are agreements to buy or sell a specific currency at a set price on a future date.

     STRUCTURED INVESTMENTS.

     Each fund may invest in structured investment transactions. Included among the issuers of debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interest in, the underlying instruments.

     REPURCHASE AGREEMENTS.

     Each fund will generally have a portion of its assets in cash and cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, each fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from a bank or broker-dealer at one price and agrees to sell the security back to the bank or broker-dealer at a higher price after a short period of time (generally, less than seven days). The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. If the bank or broker-dealer does not purchase the securities as agreed, the funds may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. Both funds intend to enter into repurchase agreements with banks or broker-dealers considered to be creditworthy by their managers.

     TEMPORARY INVESTMENTS.

     When Investment Counsel believes unusual or adverse economic, market or other conditions exist, each fund's portfolio may be invested in a temporary defensive manner. Under these circumstances, the Global Bond Fund may invest all of its assets in: U.S. government securities

                                       16


maturing in 13 months or less, commercial paper, bank time deposits with less than seven days remaining to maturity, and banker's acceptances. Similarly, under these circumstances, the Americas Government Securities Fund may invest up to 100% of its assets in money market securities denominated in the currency of any nation including: short-term and medium-term securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined by the fund to be of comparable quality; bank obligations (including certificates of deposit, time deposits and banker's acceptances); and repurchase agreements with banks and broker-dealers. Under these circumstances, the funds may be unable to pursue their investment goals.

     ILLIQUID SECURITIES.

     Global Bond Fund may not invest more than 10% of its total assets in restricted and other securities that are not readily marketable. Americas Government Securities Fund may not invest more than 15% of its total assets in illiquid securities, including no more than 10% of its total assets in restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Restricted securities are generally securities that are subject to restrictions on their transfer.

     CONCENTRATION.

     Both Funds may invest in any industry although neither will concentrate (invest more than 25% of its total assets) in any one industry.

     DIVERSIFICATION.

     Both funds are non-diversified funds, which means they may invest a greater portion of their assets in the securities of one issuer and, therefore, a smaller number of individual issuers than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. Because the funds are non-diversified, they may be more sensitive to these changes. Although both funds may each invest a greater portion of their assets in the securities of one issuer than a diversified fund, they do intend to meet the diversification requirements of the Internal Revenue Code.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

     As described below, the funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a majority of the outstanding voting securities of the fund.

     Each fund may not invest in real estate or mortgages on real estate (although each fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the respective fund's prospectus). As a non-fundamental restriction, Americas Government Securities Fund may not purchase or sell real estate limited partnership interests or interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

     Each fund may not invest more than 25% of the value of its total assets in one particular industry. In the case of Americas Government Securities Fund, if the fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would

                                       17


otherwise exceed this limit, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

     Neither fund may act as an underwriter; issue senior securities; or purchase on margin or sell short, except that the funds may make margin payments in connection with futures, options and currency transactions.

     Both funds are generally prohibited from making loans. Each fund, however, may purchase a portion of an issue of publicly distributed bonds, debentures, notes, and other evidences of indebtedness, and in the case of Americas Government Securities Fund, may lend its portfolio securities, and enter into repurchase agreements.

     Both funds are generally prohibited from borrowing money, except that Global Bond Fund may borrow money in amounts up to 30% of the value of its net assets and the Americas Government Securities Fund may borrow money from banks in amounts not exceeding 331/3% of the value of its total assets (including the amount borrowed).

     Neither fund may pledge, mortgage or hypothecate its assets for any purpose, except that the fund may do so to secure permitted bank borrowings. In the case of Global Bond Fund, such pledges, mortgages and hypothecations may not exceed 15% of its total assets and arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets. In the case of Americas Government Securities Fund, this restriction does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on futures contracts.

     Neither fund may participate on a joint or a joint and several basis in any trading account in securities.

     Global Bond Fund may not invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

     The following policies are fundamental for Global Bond Fund, but are only non-fundamental for the Americas Government Securities Fund. Global Bond Fund may not: purchase or retain securities of any issuer in which officers or trustees of the fund or its investment manager, individually own more than 1/2 of 1% of the securities of such issuer, in the aggregate own more than 5% of such issuer's securities; invest in securities for the purpose of exercising control of management of the issuer; invest more than 5% of the value of its total assets in securities of any issuer that has been in continuous operation for less than three years; and invest more than 5% of its net assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

     In addition, Americas Government Securities Fund, as a matter of non-fundamental policy, also may not: purchase more than 10% of a company's outstanding voting securities; or invest more than 15% of the fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although the fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

                                       18


WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

     Like all investments, an investment in either of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depend upon market conditions, generally, and on the investment manager's analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in foreign fixed-income securities of similar quality.

     CREDIT RISK.

     The funds' investments in debt securities involve credit risk. Credit risk is the possibility that the issuer of a debt security or the borrower on an underlying mortgage or debt obligation will be unable to make interest payments or repay principal. Changes in an issuer's or borrower's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and a fund's share price.

     Non-investment grade securities, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. The risk of default or price changes due to changes in the issuer's credit quality is greater. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers are also more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

     Americas Government Securities Fund may invest to an unlisted extent in non-investment grade securities, while Global Bond Fund limits its investments in non-investment grade securities to 25% of total assets.

     INTEREST RATE RISK.

     When interest rates rise, debt securities prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

     INCOME RISK.

     Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK.

     Both funds are subject to risks particular to mortgage-backed and/or asset-backed securities. Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. As a result, the holder of the mortgage securities may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of each fund's returns and share price depending on their level of investment in these securities.

                                       19


     Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the funds invest. The value of these securities is extremely sensitive to changes in interest rates and the rate of principal payments and prepayments on the underlying mortgage assets.

     Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are also subject to prepayment risk. To varying degrees, the funds are subject to these risks.

     FOREIGN SECURITIES RISK.

     Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the funds. Investments in Depositary Receipts also involve some or all of the following risks:

     COUNTRY RISK. General securities market movements in any country where a fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

     The political, economic and social structures of some countries the funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     Each fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Volatility in these markets can be disconcerting and declines in excess of 50% are not unusual.

     While both funds may invest in securities of Latin American issuers, Americas Government Securities Fund generally invests a higher percentage of its assets in such securities. Global Bond Fund, on the other hand, generally invests a higher percentage of its assets in more developed countries, including the U.S., Canada, Australia, New Zealand, and Western European countries. Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S. or Western European countries.

     COMPANY RISK. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

     CURRENCY RISK.

     To the extent a fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price.

                                       20


Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

     EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

     Because the change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers that a fund may hold in its portfolio, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     STOCK RISK.

     While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. The price movements may result from factors affecting individual companies, industries or securities markets as a whole.

     DERIVATIVE SECURITIES RISK.

     Option transactions, foreign currency exchange transactions, futures contracts, swap agreements and CMOs are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. A fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a fund enters into any of these transactions, their success will depend upon the manager's ability to predict market movements.

     ILLIQUID SECURITIES RISK.

     As a fundamental policy, each fund may invest up to 10%, in the case of Global Bond Fund, and 15%, in the case of Americas Government Securities Fund, of its total assets in securities with a limited trading market. Investments by a fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

     NON-DIVERSIFICATION RISK.

     Both funds are non-diversified funds. To the extent that a fund's investments are not diversified, the fund may be more sensitive to economic, political, business or regulatory developments affecting a single issuer or industry. This, in turn, may result in greater fluctuation in the value of the fund's share price.

     YEAR 2000 RISK.

     When evaluating current and potential portfolio positions, Year 2000 is one of the factors each fund's manager considers.

     The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

     If a company in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares and the fund's performance.

                                       21


     Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

     When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     The funds' manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which a fund and its manager may have no control.

                              VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

     A "majority of outstanding voting securities" of Americas Government Securities Fund is necessary to approve the Agreement and Plan, which means the vote of: (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Americas Government Securities Fund held at the close of business on August 3, 1999 (the "Record Date"). If sufficient votes to approve the Agreement and Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

     Under relevant state law, and Income Trust's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You can vote in any one of three ways:

     o  By mail, with the enclosed proxy card.

     o  In person at the Meeting.

     o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling toll-free 1-800/723-8607.

     A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT(S) OF THE MEETING.

                                       22


CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by sending a written notice to Investment Trust expressly revoking your proxy, by signing and forwarding to Investment Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board of Trustees of Investment Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Shareholders of record of Americas Government Securities Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were 1,996,112.403 outstanding shares of Americas Government Securities Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     Americas Government Securities Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Americas Government Securities Fund may reimburse broker-dealer firms, custodians, and nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Investment Counsel, without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. Investment Trust, on behalf of Americas Government Securities Fund, has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $5,017 and $6,076. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Americas Government Securities Fund, one-quarter by Global Bond Fund, and one-half by Investment Counsel.

ARE THERE DISSENTERS' RIGHTS?

     Shareholders of Americas Government Securities Fund will not be entitled to any "dissenters' rights" as the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Global Bond Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                      INFORMATION ABOUT GLOBAL BOND FUND

     Information about Global Bond Fund is included in the Global Bond Fund Prospectus, which is enclosed with and considered a part of this Prospectus/Proxy Statement. Additional information about Global Bond Fund is included in its SAI dated January 1, 1999, as supplemented April 1, 1999, which has been filed with the SEC and is incorporated by reference into the SAI relating to this Prospectus/ Proxy Statement. You may request a free copy of Global Bond Fund's SAI and other information by calling 1-800/DIAL-BEN(R)(1-800/342-5236) or by writing to the Global Bond Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. The Global Bond Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, is enclosed with and considered a part of this

                                       23


Prospectus/Proxy Statement and its SemiAnnual Report to Shareholders for the period ended February 28, 1999 is included in the SAI related to this Prospectus/Proxy Statement.

     The Global Bond Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

             INFORMATION ABOUT AMERICAS GOVERNMENT SECURITIES FUND

     Information about Americas Government Securities Fund is included in the current Americas Government Securities Fund Prospectus, as well as the Americas Government Securities Fund's SAI dated August 1, 1999, and in the Americas Government Securities Fund's Annual Report to Shareholders dated March 31, 1999. These documents have been filed with the SEC and the Americas Government
Securities Fund Prospectus and Annual Report are incorporated by reference herein. You may request free copies of these documents and other information relating to Americas Government Securities Fund by calling 1-800/DIAL BEN (R) (1-800/342-5236) or by writing to 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. Reports and other information filed by Americas Government Securities Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                          PRINCIPAL HOLDERS OF SHARES

     As of the Record Date, the officers and Trustees of the Investment Trust, as a group, owned less than 1% of the outstanding voting shares of Americas Government Securities Fund. In addition, as of the Record Date, the officers and Trustees of Income Trust, as a group, owned less than 1% of the outstanding voting shares of Class A, Class C or Advisor Class of Global Bond Fund. Except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of either Americas Government Securities Fund or Global Bond Fund.

NAME AND ADDRESS                                      FUND            PERCENTAGE (%)
------------------------------------------   ---------------------   ---------------
Templeton Global Investors, Inc.              Americas Government             15.04
c/o Corporate Accounting Securities Fund        Securities Fund
555 Airport Blvd., 4th Floor
Burlingame, CA 94010

                                       24


GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 ACT -- Investment Company Act of 1940, as amended

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the principal underwriter for both funds

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds (R) and the Templeton Group of Funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds (R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the funds' administrator

INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, the funds' investment manager.

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to the funds

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges

MOODY'S -- Moody's Investors Services, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity

S&P -- Standard & Poor's Corporation

U.S. -- United States

                                       25


                        EXHIBITS TO COMBINED PROSPECTUS
                              AND PROXY STATEMENT

EXHIBIT
---------
     A      Agreement and Plan of Reorganization between Templeton Global Investment Trust on behalf of Templeton Americas Government Securities Fund and Templeton Income Trust
            on behalf of Templeton Global Bond Fund (attached)

     B      Prospectus of Templeton Global Bond Fund-Class A & C, dated January 1, 1999, as supplemented March 23, 1999 (enclosed)

     C      Annual Report to Shareholders of Templeton Global Bond Fund, dated August 31, 1998
            (enclosed)

                                       26


                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), made as of this 2nd day of August, 1999, by and between Templeton Income Trust ("Income Trust"), a business trust created under the laws of the Commonwealth of Massachusetts in 1986, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, on behalf of Templeton Global Bond Fund ("Bond Fund"), a series of shares of Income Trust, and Templeton Global Investment Trust ("Investment Trust"), a business trust created under the laws of the State of Delaware in 1993, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, on behalf of Templeton Americas Government Securities Fund ("Government Fund"), a series of shares of Investment Trust.

                            PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Income Trust, on behalf of Bond Fund, of substantially all of the property, assets and goodwill of Government Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of Bond Fund - Class A ("Bond Fund Shares"); (ii) the distribution of Bond Fund Shares to the shareholders of Government Fund according to their respective interests; and (iii) the subsequent dissolution of Government Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                   AGREEMENT

     In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF GOVERNMENT FUND.

     (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Income Trust herein contained, and in consideration of the delivery by Income Trust of the number of its Bond Fund Shares hereinafter provided, Investment Trust, on behalf of Government Fund, agrees that it will convey, transfer and deliver to Income Trust, on behalf of Bond Fund, at the Closing all of Government Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Government Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Government Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Government Fund's books (hereinafter "Net Assets"). Government Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

                                      A-1


     (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Investment Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Income Trust agrees at the Closing to deliver to Investment Trust the number of Bond Fund Shares, determined by dividing the aggregate Net Assets of Government Fund on the Closing Date by the net asset value per share of Bond Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) Immediately following the Closing, Government Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Bond Fund Shares received by Government Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Bond Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Bond Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Government Fund shall be entitled to surrender the same to the transfer agent for Bond Fund in exchange for the number of Bond Fund Shares into which the shares of Government Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Bond Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Government Fund shall be deemed for all Bond Fund's purposes to evidence ownership of the number of Bond Fund Shares into which the shares of beneficial interest of Government Fund (which prior to the Closing were represented thereby) have been converted.

2. VALUATION.

     (a) The value of Government Fund's Net Assets to be acquired by Income Trust, on behalf of Bond Fund, hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Government Fund's currently effective prospectus.

     (b) The net asset value of a share of beneficial interest of Bond Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Bond Fund's currently effective prospectus.

     (c) The net asset value of a share of beneficial interest of Government Fund shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Government Fund's currently effective prospectus.

3. CLOSING AND CLOSING DATE.

     The Closing Date shall be October 21, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Income Trust at 2:00 p.m. Pacific time on the Closing Date. Investment Trust shall have provided for delivery as of the Closing of those Net Assets of Government Fund to be transferred to Bond Fund's Custodian, The Chase Manhattan Bank, N.A., MetroTech Center, Brooklyn, New York 11245. Also, Investment Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Government Fund's shares and the number of shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Income Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Bond Fund to be delivered to said transfer agent registered in such manner as Investment Trust may request, or provide evidence satisfactory to Investment Trust that such Bond Fund Shares have been registered in an account on the books of Bond Fund in such manner as Investment Trust may request.

                                      A-2


4. REPRESENTATIONS AND WARRANTIES BY INVESTMENT TRUST.

     Investment Trust represents and warrants to Income Trust that:

     (a) Investment Trust is a business trust created under the laws of the State of Delaware on December 21, 1993, and is validly existing and in good standing under the laws of that state. Investment Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of Government Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) Investment Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of five (5) series, including Government Fund. Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

     (c) The financial statements appearing in Government Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999, audited by McGladrey & Pullen LLP, copies of which have been delivered to Income Trust, fairly present the financial position of Government Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Government Fund made available to Income Trust and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Government Fund.

     (e) Investment Trust has the necessary power and authority to conduct Government Fund's business as such business is now being conducted.

     (f) Investment Trust is not a party to or obligated under any provision of its Trust Instrument or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by Investment Trust's execution of or performance under this Agreement and Plan.

     (g) Investment Trust has elected to treat Government Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Government Fund has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

5. REPRESENTATIONS AND WARRANTIES BY INCOME TRUST.

     Income Trust represents and warrants to Investment Trust that:

     (a) Income Trust is a business trust created under the laws of the Commonwealth of Massachusetts on June 16, 1986, and is validly existing and in good standing under the laws of that commonwealth. Income Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Income Fund's shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) Income Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Bond Fund Shares to be issued pursuant to this Agreement and Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

                                      A-3


     (c) At the Closing, Bond Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Government Fund are presently eligible for offering to the public, and there are a sufficient number of Bond Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement and Plan to be consummated.

     (d) The financial statements appearing in Bond Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, audited by McGladrey & Pullen LLP, and Semi-Annual Report to Shareholders for the six month period ended February 28, 1999, copies of which have been delivered to Investment Trust, fairly present the financial position of Bond Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) Income Trust has the necessary power and authority to conduct Bond Fund's business as such business is now being conducted.

     (f) Income Trust is not a party to or obligated under any provision of its Declaration of Trust, as amended, or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by Income Trust's execution of or performance under this Agreement and Plan.

     (g) Income Trust has elected to treat Bond Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Bond Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6. REPRESENTATIONS AND WARRANTIES BY INVESTMENT TRUST AND INCOME TRUST.

     Investment Trust and Income Trust each represents and warrants to the other that:

     (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Bond Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan will accurately reflect its Net Assets in the case of Government Fund and its net assets in the case of Bond Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

     (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees and this Agreement and Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

     (f) It anticipates that consummation of this Agreement and Plan will not cause Bond Fund, in the case of Income Trust, and Government Fund, in the case of Investment Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

                                      A-4


     (g) It has the necessary power and authority to conduct Bond Fund's business, in the case of Income Trust, and Government Fund's business, in the case of the Investment Trust, as such business is now being conducted.

7. COVENANTS OF INVESTMENT TRUST AND INCOME TRUST.

     (a) Investment Trust, on behalf of Government Fund, and Income Trust, on behalf of Bond Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

     (b) Investment Trust undertakes that it will not acquire Bond Fund Shares for the purpose of making distributions thereof to anyone other than Government Fund's shareholders.

     (c) Investment Trust undertakes that, if this Agreement and Plan is consummated, it will dissolve Government Fund and rescind the establishment of Government Fund as a series of Investment Trust.

     (d) Investment Trust and Income Trust each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed by Investment Trust, on behalf of Government Fund, or by Income Trust, on behalf of Bond Fund, on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

     (e) At the Closing, Investment Trust will provide Income Trust with a copy of the shareholder ledger accounts of Government Fund, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Government Fund's shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Bond Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

     (f) Investment Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Government Fund's shareholders at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and
Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (g) Income Trust will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Bond Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Government Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY INVESTMENT TRUST AND INCOME TRUST.

     The obligations of Investment Trust and Income Trust to effectuate this Agreement and Plan hereunder shall be subject to the following respective conditions:

     (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date;

                                      A-5


(ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan adopted by its Board of Trustees, certified by its Secretary or equivalent officer.

     (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement and Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Government Fund at an annual or special meeting or any adjournment thereof.

     (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

     (f) That there shall be delivered to Investment Trust and Income Trust an opinion from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to Investment Trust and Income Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan and based upon certificates of the officers of Investment Trust and Income Trust with regard to matters of fact:

        (1) The acquisition by Bond Fund of substantially all the assets of Government Fund as provided for herein in exchange for Bond Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Government Fund and Bond Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

        (2) No gain or loss will be recognized by Government Fund upon the transfer of substantially all of its assets to Bond Fund in exchange solely for voting shares of Bond Fund (Code Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

        (3) No gain or loss will be recognized by Bond Fund upon the receipt of substantially all of the assets of Government Fund in exchange solely for voting shares of Bond Fund (Code Section 1032(a));

        (4) The basis of the assets of Government Fund received by Bond Fund will be the same as the basis of such assets to Government Fund immediately prior to the exchange (Code Section 362(b));

        (5) The holding period of the assets of Government Fund received by Bond Fund will include the period during which such assets were held by Government Fund (Code Section 1223(2));

        (6) No gain or loss will be recognized to the shareholders of Government Fund upon the exchange of their shares in Government Fund for voting shares of Bond Fund (Code Section 354(a));

                                      A-6


        (7) The basis of Bond Fund Shares received by Government Fund's shareholders shall be the same as the basis of the shares of Government Fund exchanged therefor (Code Section 358(a)(1));

        (8) The holding period of Bond Fund Shares received by Government Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Government Fund's shares surrendered in exchange therefor, provided that Government Fund's shares were held as a capital asset on the date of the exchange (Code Section 1223(1)); and

        (9) Bond Fund will succeed to and take into account as of the date of the proposed transfer the items of Government Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

     (g) That Income Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to Investment Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) Investment Trust was created as a business trust under the laws of the State of Delaware on December 21, 1993, and is a validly existing business trust and in good standing under the laws of that state;

        (2) Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of Government Fund, par value $0.01 per share. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Trust Instrument and By-laws of Investment Trust, and that all other outstanding shares of Government Fund were sold, issued and paid for in accordance with the terms of Government Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) Investment Trust is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in Government Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Investment Trust, the unfavorable outcome of which would materially and adversely affect Investment Trust or Government Fund;

        (5) All actions required to be taken by Investment Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Investment Trust; and

        (6) Neither the execution, delivery, nor performance of this Agreement and Plan by Investment Trust violates any provision of its Trust Instrument or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Investment Trust is a party or by which Investment Trust, on behalf of Government Fund, is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Investment Trust and Government Fund and is enforceable against Investment Trust and/or Government Fund in accordance with its terms.

     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Investment Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Investment Trust.

     (h) That Investment Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to Income Trust, to the effect that,

                                      A-7


subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) Income Trust was created as a business trust under the laws of the Commonwealth of Massachusetts on June 16, 1986, and is a validly existing business trust and in good standing under the laws of that commonwealth;

        (2) Income Trust is authorized to issue an unlimited number of shares of beneficial interest of Bond Fund, par value $0.01 per share. Assuming that the initial shares of beneficial interest of Bond Fund were issued in accordance with the 1940 Act, and the Declaration of Trust, as amended, and By-laws of Income Trust, and that all other outstanding shares of Bond Fund were sold, issued and paid for in accordance with the terms of Bond Fund's prospectus in effect at the time of such sales, each such outstanding share of Bond Fund is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) Income Trust is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in Bond Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Income Trust, the unfavorable outcome of which would materially and adversely affect Income Trust or Bond Fund;

        (5) Bond Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by Income Trust;

        (6) All actions required to be taken by Income Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Income Trust;

        (7) Neither the execution, delivery, nor performance of this Agreement and Plan by Income Trust violates any provision of its Declaration of Trust, as amended, or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Income Trust is a party or by which Income Trust, on behalf of Bond Fund, is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Income Trust and is enforceable against Income Trust and/or Bond Fund in accordance with its terms; and

        (8) The registration statement of Income Trust, of which the prospectus, dated January 1, 1999, as amended March 23, 1999, of Bond Fund is a part (the "Prospectus"), is, at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Income Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Income Trust.

                                      A-8


     (i) That Investment Trust shall have received a certificate from the President and Secretary of Income Trust to the effect that the statements contained in Bond Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (j) That Income Trust's Registration Statement with respect to Bond Fund Shares to be delivered to Government Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That Bond Fund Shares to be delivered hereunder shall be eligible for sale by Income Trust with each state commission or agency with which such eligibility is required in order to permit Bond Fund Shares lawfully to be delivered to each Government Fund shareholder.

     (l) That, at the Closing, Investment Trust, on behalf of Government Fund, transfers to Income Trust aggregate Net Assets of Government Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Government Fund on the Closing Date.

9. BROKERAGE FEES AND EXPENSES.

     (a) Investment Trust and Income Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

     (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Government Fund, one-quarter by Bond Fund, and one-half by Templeton Investment Counsel, Inc.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.

     (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Government Fund) prior to the Closing or the Closing may be postponed as follows:

        (1)  by mutual consent of Investment Trust and Income Trust;

        (2)  by Income Trust if any condition of its obligations set forth in
Section 8 has not been fulfilled or waived; or

        (3) by Investment Trust if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

     An election by Investment Trust, on behalf of Government Fund, or Income Trust, on behalf of Bond Fund, to terminate this Agreement and Plan and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of Investment Trust or Income Trust.

     (b) If the transactions contemplated by this Agreement and Plan have not been consummated by January 31, 2000, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both Income Trust and Investment Trust.

     (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Investment Trust nor Income Trust, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Agreement and Plan.

                                      A-9


     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees, if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

     (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither Investment Trust nor Income Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Investment Trust or Income Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Investment Trust or Income Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Government Fund, unless such terms and conditions shall result in a change in the method of computing the number of Bond Fund Shares to be issued to Government Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Government Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Government Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. ENTIRE AGREEMENT AND AMENDMENTS.

     This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12. COUNTERPARTS.

     This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13. NOTICES.

     Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Templeton Income Trust at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, Attention: Secretary, or Templeton Global Investment Trust, at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, Attention: Secretary, as the case may be.

14. GOVERNING LAW.

     This Agreement and Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

                                      A-10


     IN WITNESS WHEREOF, Templeton Income Trust, on behalf of Templeton Global Bond Fund, and Templeton Global Investment Trust, on behalf of Templeton Americas Government Securities Fund, have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                        TEMPLETON INCOME TRUST, on behalf of
                                        TEMPLETON GLOBAL BOND FUND


Attest:


/s/ BARBARA J. GREEN                    By: /s/ DEBORAH R. GATZEK
-------------------------               -------------------------
Barbara J. Green                            Deborah R. Gatzek
Secretary                                   Vice President


                                        TEMPLETON GLOBAL INVESTMENT TRUST,on
                                        behalf of TEMPLETON AMERICAS
                                        GOVERNMENT SECURITIES FUND


Attest:


/s/ BARBARA J. GREEN                    By: /s/ DEBORAH R. GATZEK
------------------------                --------------------------
Barbara J. Green                            Deborah R. Gatzek
Secretary                                   Vice President

                                      A-11


                                                                      416 PROXY










                                                                      EXHIBIT B

/bullet/ 406 *P6
         406 *PA4

                         SUPPLEMENT DATED MARCH 23, 1999
                             TO THE PROSPECTUSES OF

                           TEMPLETON GLOBAL BOND FUND
                   TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS
                              DATED JANUARY 1, 1999

The prospectus is amended as follows:

I. The following paragraph is added to the end of the second paragraph in the section "Principal Investments," under "Goal and Strategies":

The fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

II. The section "Credit" under "Main Risks" is replaced with the following:

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities.

III. The section "Management" is replaced with the following:

Templeton Investment Counsel, Inc., (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394-3091, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $217 billion in assets.

A team from Global Bond Managers is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.49% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

                Please keep this supplement for future reference.








                                             PROSPECTUS

                                             TEMPLETON
                                             GLOBAL
                                             BOND FUND

                                             Class A & C

Investment Strategy
      GLOBAL GROWTH
         AND INCOME



January 1, 1999


                            [FRANKLIN TEMPLETON LOGO]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    Contents


                                    THE FUND
 -----------------------------------------------------------------------------
INFORMATION ABOUT THE        2      Goal and Strategies
FUND YOU SHOULD KNOW
BEFORE INVESTING             3      Main Risks

                             6      Performance

                             7      Fees and Expenses

                             9      Management

                            11      Distributions and Taxes

                            12      Financial Highlights


                                    YOUR ACCOUNT
-------------------------------------------------------------------------------
INFORMATION ABOUT           13      Choosing a Share Class
SALES CHARGES, ACCOUNT
TRANSACTIONS AND            18      Buying Shares
SERVICES
                            20      Investor Services

                            23      Selling Shares

                            25      Account Policies

                            28      Questions


                                    FOR MORE INFORMATION
-------------------------------------------------------------------------------
WHERE TO LEARN MORE                 Back Cover
ABOUT THE FUND



                  THE FUND

            GOAL AND STRATEGIES
-------------------------------------------------------------------------------
[BULLSEYE GRAPHIC]

GOAL The fund's investment goal is current income with capital appreciation and growth of income.

-------------------------------------------------------------------------------
The fund invests primarily in debt securities of companies and governments located around the world.
-------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the debt securities of companies, governments and government agencies located anywhere in the world. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. While the fund may buy securities rated in any category, it focuses on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable.

The fund may also invest in equity securities and American, European and Global Depositary Receipts. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund's manager allocates its assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global debt securities.


            MAIN RISKS
-------------------------------------------------------------------------------
[MINIATURE GRAPH GRAPHIC]

INTEREST RATE When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

-------------------------------------------------------------------------------
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
-------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

-------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted and other securities that are not readily marketable.

DIVERSIFICATION The fund is non-diversified under federal securities laws. It may invest a greater portion of its assets in the securities of one issuer, and therefore in a smaller number of individual issuers, than diversified funds. Therefore, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund intends, however, to meet certain tax diversification requirements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 10 for more information.

PORTFOLIO TURNOVER The manager's attempt to keep the fund's portfolio of debt securities at an optimum level of interest rate sensitivity, may cause the fund's portfolio turnover rate to be high. High turnover will increase the fund's transaction costs and may increase your tax liability.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).


            PERFORMANCE
-------------------------------------------------------------------------------
[BULL & BEAR GRAPHIC]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

            CLASS A ANNUAL TOTAL RETURNS(1)

Best
Quarter:
Q2 '92
7.23%

Worst
Quarter:
Q1 '94
-3.51%

                                  [BAR GRAPH]

YEAR      88       89       90       91       92       93       94       95      96       97
         7.07%    8.54%    9.89%    14.91%   3.12%   10.35%   -3.58%   18.21%   11.20%   1.83%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997


                                                1 Year   5 Years   10 Years
                                                ------   -------   --------
Templeton Global Bond Fund - Class A(2)         -2.46%     6.40%      7.52%
 SB WGBI Index(3)                                0.23%     7.47%      7.88%


                                                              Since
                                                            Inception
                                                  1 Year    (5/1/95)
                                                  ------    ---------
Templeton Global Bond Fund - Class C(2)            -0.49%      8.67%
SB WGBI Index(3)                                    0.23%      3.44%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was 4.33% for Class A.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. On January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's(R) Micropal. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


            FEES AND EXPENSES
-------------------------------------------------------------------------------
[PERCENT GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)

                                            Class A(1)      Class C(1)
                                            ----------      ----------
 Maximum sales charge (Load) as a
 percentage of offering price                  4.25%          1.99%
   Load imposed on purchases                   4.25%          1.00%
   Maximum Deferred Sales Charge (Load)        None(2)       0.99%(3)
   Exchange fee(4)                             None           None


Please see "Choosing a Share Class" on page 13 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)

                                             Class A(1)      Class C(1)
                                            ----------      ----------
  Management fees                             0.49%            0.49%
  Distribution and service (12b-1) fees(5)    0.25%            0.65%
  Other expenses                              0.42%            0.42%
                                              ----             ----
  Total annual fund operating expenses        1.16%(6)         1.56%
                                              ====             ====


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. A contingent deferred sales charge (CDSC) of 1% may apply to purchases of $1 million or more sold within 12 months (see page 13) and to purchases by certain retirement plans without an initial sales charge (see page 17).

3. This is equivalent to a charge of 1% based on net asset value.

4. There is a $5 fee for each exchange by a market timer (see page 26).

5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

6. Class A total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page 12 due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year     3 Years     5 Years    10 Years
                               ------     -------     -------    --------
       CLASS A                 $538(1)     $778      $1,036      $1,774
       CLASS C                 $355(2)     $588      $  941      $1,938


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. For the same Class C investment, your costs would be $257 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.


        MANAGEMENT
-------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC]

Templeton Investment Counsel, Inc. through its Global Bond Managers division (Global Bond Managers), Broward Financial Centre, Fort Lauderdale, FL 33394-3091, is the fund's investment manager. Together, Templeton Investment Counsel, Inc. and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

NEIL S. DEVLIN, EXECUTIVE VICE PRESIDENT OF GLOBAL BOND MANAGERS Mr. Devlin has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

THOMAS J. DICKSON, PORTFOLIO MANAGER OF GLOBAL BOND MANAGERS Mr. Dickson has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1994.

DR. UMRAN DEMIRORS, VICE PRESIDENT OF GLOBAL BOND MANAGERS Dr. Demirors has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1996.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.49% of its average daily net assets to the manager.


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


            DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
[COIN GRAPHIC]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a monthly dividend representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

BACKUP WITHHOLDING
-------------------------------------------------------------------------------
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
-------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.


            FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[MONEY GRAPHIC]

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

            CLASS A                                                                  Year ended August 31,
                                                            ---------------------------------------------------------------------
                                                               1998           1997           1996           1995(1)       1994(2)
                                                            ----------     ----------     ----------     ----------    ----------
            Per share data ($)
            Net asset value, beginning of year                 9.82           9.76           9.32           9.05          9.96
                                                            -------        -------        -------        -------       -------
              Net investment income                             .60            .63            .69            .73           .72
              Net realized and unrealized gains (losses)       (.32)           .03            .35            .17          (.91)
                                                            -------        -------        -------        -------       -------
            Total from investment operations                    .28            .66           1.04            .90          (.19)
                                                            -------        -------        -------        -------       -------
              Dividends from net investment income             (.55)          (.60)          (.58)          (.54)         (.53)
              Distributions from net realized gains            (.06)           --             --             --           (.07)
              Tax basis return of capital                       --             --            (.02)          (.09)         (.12)
                                                            -------        -------        -------        -------       -------
            Total distributions                                (.61)          (.60)          (.60)          (.63)         (.72)
                                                            -------        -------        -------        -------       -------
            Net asset value, end of year                       9.49           9.82           9.76           9.32          9.05
                                                            =======        =======        =======        =======       =======
            Total return (%)(3)                                2.82           6.87          11.44          10.43         (2.01)
            Ratios/supplemental data
            Net assets, end of year ($ x 1,000)             189,898        198,131        185,596        191,301       205,482
            Ratios to average net assets: (%)
              Expenses                                         1.17           1.15           1.13           1.18          1.18
              Net investment income                            6.12           6.41           7.09           7.99          7.50
            Portfolio turnover rate (%)                       75.95         166.69         109.40         101.12        139.23

            CLASS C
            -------------------------------------------------------------------------------
            Per share data ($)
            Net asset value, beginning of year                 9.83           9.77           9.31           9.05
                                                            -------        -------        -------        -------
              Net investment income                             .56            .57            .61            .21
              Net realized and unrealized gains (losses)       (.32)           .05            .41            .24
                                                            -------        -------        -------        -------
            Total from investment operations                    .24            .62           1.02            .45
                                                            -------        -------        -------        -------
              Dividends from net investment income             (.51)          (.56)          (.54)          (.15)
              Distributions from net realized gains            (.06)           --             --             --
              Tax basis return of capital                       --             --            (.02)          (.04)
                                                            -------        -------        -------        -------
            Total distributions                                (.57)          (.56)          (.56)          (.19)
                                                            -------        -------        -------        -------
            Net asset value, end of year                       9.50           9.83           9.77           9.31
                                                            =======        =======        =======        =======
            Total return (%)(3)                                2.46           6.44          11.20           5.03

            Ratios/supplemental data

            Net assets, end of year ($ x 1,000)              20,404         16,629          6,563          2,043
            Ratios to average net assets: (%)
              Expenses                                         1.56           1.54           1.56           1.57(4)
              Net investment income                            5.73           5.96           6.69           7.47(4)
            Portfolio turnover rate (%)                       75.95         166.69         109.40         101.12

1. Figures for Class C are for the period May 1, 1995 (effective date) through August 31, 1995.

2. Based on weighted average shares outstanding.

3. Total return does not include sales charges, and is not annualized.

4. Annualized.


            YOUR ACCOUNT
-------------------------------------------------------------------------------
[PENCIL MARKING BOX GRAPHIC]

            CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


                                     CLASS A

  -     Initial sales charge of 4.25% or less

  - Deferred sales charge of 1% on purchases of $1 million or more sold within 12 months

  - Lower annual expenses than Class C due to lower distribution fees


                                     CLASS C

   -     Initial sales charge of 1%

   - Deferred sales charge of 1% on shares you sell within 18 months

   - Higher annual expenses than Class A due to higher distribution fees.


Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

            SALES CHARGES - CLASS A

                                              the sales charge makes up           which equals this %
            when you invest this amount      this % of the offering price      of your net investment
            Under $100,000                              4.25                             4.44
            $100,000 but under $250,000                 3.50                             3.63
            $250,000 but under $500,000                 2.50                             2.56
            $500,000 but under $1 million               2.00                             2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 15), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 14).

DISTRIBUTION AND SERVICE (12b-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


            SALES CHARGES - CLASS C

                                  the sales charge makes up           which equals this %
when you invest this amount      this % of the offering price        of your net investment
---------------------------------------------------------------------------------------------
Under $1 million                            1.00                             1.01

We invest any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12b-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
-------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 21 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

      - Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

      - Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

        To sign up for these programs, complete the appropriate section of your account application.

-------------------------------------------------------------------------------
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

-------------------------------------------------------------------------------

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

      - certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

      - distributions from an existing retirement plan invested in the Franklin Templeton Funds

      - dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

      - redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

      - redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

      - certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

      - government entities that are prohibited from paying mutual fund sales charges

      - certain unit investment trusts and their holders reinvesting trust distributions

      -     group annuity separate accounts offered to retirement plans

      - employees and other associated persons or entities of Franklin Templeton or of certain dealers

      - Chilean retirement plans that meet the requirements for retirement plans described below.

           If you think you may be eligible for a sales charge waiver, call your investment representative or call Shareholder Services at 1-800/632-2301 for more information.


CDSC WAIVERS The CDSC for each class generally will be waived:

      -     to pay account fees

      - to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

      - for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

      - for IRA distributions due to death or disability or upon periodic distributions based on life expectancy

      - to return excess contributions (and earnings, if applicable) from retirement plan accounts

      - for redemptions following the death of the shareholder or beneficial owner

      - for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

      -     with at least 100 employees, or

      -     with retirement plan assets of $1 million or more, or

      - that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge. Any retirement plan that does not qualify to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy Class A shares with a maximum initial sales charge of 4% (as a percentage of the offering price).

          For more information, call your investment representative or Retirement Plan Services at 1-800/527-2020.



GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

            BUYING SHARES
-------------------------------------------------------------------------------
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

-------------------------------------------------------------------------------
[PEN WRITING ON PAGE GRAPHIC]

 MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                            Initial                Additional
-------------------------------------------------------------------------------
Regular accounts                              $1,000                   $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                            $  100                   $50
-------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers,
 Education IRAs or Roth IRAs)              no minimum               no minimum
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs
 or Roth IRAs                                $  250                   $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
 programs                                    $  250                   $50
-------------------------------------------------------------------------------
Full-time employees, officers, trustees
 and directors of Franklin Templeton
 entities, and their immediate family
 members                                    $  100                   $50
-------------------------------------------------------------------------------


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

            BUYING SHARES
-------------------------------------------------------------------------------

                                              Opening an account                       Adding to an account
-----------------------------------------------------------------------------------------------------------------------
[HANDSHAKE        Through your            Contact your investment                  Contact your investment
GRAPHIC]          investment              representative                           representative
                  representative

-----------------------------------------------------------------------------------------------------------------------
[LETTER           By Mail                 Make your check payable to               Make your check payable to
GRAPHIC]                                  Templeton Global Bond Fund.              Templeton Global Bond Fund. Include
                                                                                   your account number on the check.
                                          Mail the check and your signed
                                          application to Investor Services.        Fill out the deposit slip from your
                                                                                   account statement. If you do not
                                                                                   have a slip, include a note with your
                                                                                   name, the fund name, and your
                                                                                   account number.

                                                                                   Mail the check and deposit slip or
                                                                                   note to Investor Services.

-----------------------------------------------------------------------------------------------------------------------
[WIRE             By Wire                 Call to receive a wire control           Call to receive a wire control number
GRAPHIC]          1-800/632-2301          number and wire instructions.            and wire instructions.
                  (or 1-650/312-2000
                  collect)                Mail your signed application to          To make a same day wire investment,
                                          Investor Services. Please include the    please call us by 1:00 p.m.
                                          wire control number or your new          pacific time and make sure your
                                          account number on the application.       wire arrives by 3:00 p.m.

                                          To make a same day wire investment,
                                          please call us by 1:00 p.m. pacific
                                          time and make sure your wire arrives
                                          by 3:00 p.m.

-----------------------------------------------------------------------------------------------------------------------
[ARROW            By Exchange             Call Shareholder Services at the         Call Shareholder Services at the
GRAPHIC]          TeleFACTS(R)            number below, or send signed             number below or our automated
                  1-800/247-1753          written instructions. The TeleFACTS      TeleFACTS system, or send signed
                  (around-the-clock       system cannot be used to open a          written instructions.
                  access)                 new account.
                                                                                   (Please see page 21 for information
                                          (Please see page 21 for information      on exchanges.)
                                          on exchanges.)


   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030

                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)


            INVESTOR SERVICES
-------------------------------------------------------------------------------
[MAN WITH HEADSET GRAPHIC]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

-------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
-------------------------------------------------------------------------------

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TeleFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

-------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

-------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.
-------------------------------------------------------------------------------


Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
26).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


            SELLING SHARES
-------------------------------------------------------------------------------
[CERTIFICATE GRAPHIC]

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


    -     you are selling more than $100,000 worth of shares

    - you want your proceeds paid to someone who is not a registered owner

    - you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

    - you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

-------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
-------------------------------------------------------------------------------

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


            SELLING SHARES

 -----------------------------------------------------------------------------------------------------------------------
                                                To sell some or all of your shares
-------------------------------------------------------------------------------------------------------------------------
[HANDSHAKE        Through your               Contact your investment representative
GRAPHIC]          investment
                  representative
--------------------------------------------------------------------------------------------------------------------------
[LETTER           By Mail                    Send written instructions and endorsed share certificates (if you hold share
GRAPHIC]                                     certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                             Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                             A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------------------------------------------------
[TELEPHONE        By Phone                   As long as your transaction is for $100,000 or less, you do not hold share
GRAPHIC]                                     certificates and you have not changed your address by phone within the last 15
                  1-800/632-2301             days, you can sell your shares by phone.

                                             A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
--------------------------------------------------------------------------------------------------------------------------
[WIRE             By Wire                    You can call or write to have redemption proceeds of $1,000 or more wired to a
GRAPHIC]                                     bank or escrow account. See the policies above for selling shares by mail or phone.

                                             Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the
                                             ABA routing number, and a signature guarantee.

                                             Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
--------------------------------------------------------------------------------------------------------------------------
[ARROW            By Exchange                Obtain a current prospectus for the fund you are considering.
GRAPHIC]
                  TeleFACTS(R)               Call Shareholder Services at the number below or our automated TeleFACTS system,
                  1-800/247-1753             or send signed written instructions. See the policies above for selling shares by mail or phone.
                  (around-the-clock
                  access)

                                             If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
--------------------------------------------------------------------------------------------------------------------------


   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030

                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)



            ACCOUNT POLICIES
-------------------------------------------------------------------------------
[PEN & PAPER GRAPHIC]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

-------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
-------------------------------------------------------------------------------

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                          Class A                 Class C
                                          -------                 -------
Commission (%)                              --                      2.00
Investment under $100,000                  4.00                      --
$100,000 but under $250,000                3.25                      --
$250,000 but under $500,000                2.25                      --
$500,000 but under $1 million              1.85                      --
$1 million or more                       up to 0.75(1)               --
12b-1 fee to dealer                        0.25                     0.65(2)


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans(1) and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


            QUESTIONS
-------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC]

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                Hours (pacific time,
 Department Name          Telephone Number    Monday through Friday)
-------------------------------------------------------------------------------
Shareholder Services       1-800/ 632-2301    5:30 a.m. to 5:00 p.m.
Fund Information           1-800/ DIAL BEN    5:30 a.m. to 8:00 p.m.
                           (1-800/ 342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/ 527-2020    5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/ 524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/ 321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/ 851-0637    5:30 a.m. to 5:00 p.m.



FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4706                            406 P 01/99





                                                                     EXHIBIT C



ANNUAL REPORT

[PHOTO]

TEMPLETON GLOBAL BOND FUND

AUGUST 31, 1998

[LOGO] FRANKLIN TEMPLETON

PAGE

[CELEBRATING 50 YEARS GRAPHIC]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF THOMAS J. LATTA]

THOMAS J. LATTA
Portfolio Manager
Templeton Global Bond Fund


SHAREHOLDER LETTER


Your Fund's Objective: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income, through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The Fund may also invest in preferred stock, common stocks which pay dividends, income-producing securities convertible into common stock of such companies, and depository receipts.


Dear Shareholder:

This annual report of Templeton Global Bond Fund covers the fiscal year ended August 31, 1998. For global bond investors, the period was marked by three trends: one, the continued decline in prices of raw materials and commodities, which contributed to a favorable global inflation environment; two, the emergence of periodic but persistent crises in developing countries; and three, increasing bond prices in the world's major developed markets.

During the period, much of the world experienced relatively healthy economic growth. In the U.S., for example, expansion continued for the sixth consecutive year, and unemployment fell to levels not seen since the early 1970s. European economies


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 21 of this report.


CONTENTS

Shareholder Letter .............   1

Performance Summaries
   Class I .....................   6
   Class II ....................  10
   Advisor Class ...............  14

Financial Highlights &
Statement of Investments .......  18

Financial Statements ...........  24

Notes to Financial
Statements .....................  27

Independent Auditor's Report ...  32

Tax Designation ................  33

[PYRAMID GRAPH]



GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/98

UNITED STATES     39.5%
EUROPE            37.1%
CANADA             7.0%
LATIN AMERICA      5.0%
AUSTRALIA &
NEW ZEALAND        5.0%
ASIA               0.6%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS   5.8%


began to emerge from a sluggish growth environment. Those of Finland, Spain and the Netherlands grew quite rapidly during the fiscal year, as the delayed impact of low long-term interest rates began to stimulate economic activity. By the end of the reporting period, accelerating growth had spread to Germany, France, and Italy. Many continental European markets also benefited from a convergence in interest rates in countries seeking membership in the European Economic Union.

Inflation in Europe and the U.S. was tame during the period, which surprised many economists because growth in the two regions was relatively rapid. This benign inflation environment was largely responsible for the decline in global interest rates and corresponding rise in bond prices. For example, 10-year U.S. Treasury bond yields declined from 6.30% to 5.05% during the reporting period, while yields on similar government bonds in Germany declined from 5.69% to 4.22%.(1)

Japan, where banks were hamstrung by an enormous load of bad debt, presented a different picture. Japanese government policy makers struggled throughout the reporting period to restructure their economy, but they failed and Japan remained in a recession. Its poor demand for products from other Asian markets and the yen's persistent weakness put enormous pressure on the economies of developing Asian countries.

Toward the end of the reporting period, Russia also came under tremendous pressure because of its precarious debt financing. In order to establish at least a semblance of stability, it devalued the ruble and declared a moratorium on debt service. These conditions influenced debt instruments of other emerging markets, including those of Latin America. These crises also affected developed economies that were highly dependent on commodity exports or trade with emerging economies. Canada, Australia and New Zealand were influenced in this manner and, by the close of the period, experienced rising interest rates and moderate declines in their currencies relative to the U.S. dollar.

1. Source: Bloomberg.

Responding to these conditions, global bond investors progressively reduced their holdings of emerging market debt securities and looked for a "safe haven" in higher quality, developed market government bonds. Within this environment, Templeton Global Bond Fund - Class I produced a 2.82% cumulative total return for the one-year period ended August 31, 1998, as discussed in the Performance Summary on page 6.

During the period, we attempted to maximize the Fund's return by allocating about 95% of total net assets to intermediate- and long-term bonds in developed markets and less than 5% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination appeared to offer the possibility of higher long-term returns with modestly higher short-term volatility. However, our allocation to emerging market bonds did hamper the Fund's performance modestly as these bonds generally underperformed higher-quality bonds from developed markets.

The Fund's geographic distribution was relatively stable throughout the reporting period. Our allocations to North American and European regions were approximately 52% and 37%, respectively, on August 31, 1998. Within Europe, the Fund's allocation in Italy was reduced by about 2% to 6.5% of total net assets and in the United Kingdom was increased by over 3% to 8.2%. We also initiated a small position of 1.6% of total net assets in New Zealand.


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
8/31/98


GOVERNMENT BONDS         87.2%
CORPORATE BONDS           5.4%
COMMON STOCKS             1.5%
LIMITED PARTNERSHIPS      0.1%
SHORT-TERM INVESTMENTS
& OTHER NET ASSETS        5.8%


Near the end of the reporting period, we increased our use of foreign currency hedging because we believed that the U.S. dollar would rise in value against other currencies as investors sought a "safe haven" during Russia's and Japan's economic crises. Our hedging activities were undertaken in an effort to minimize the loss of value arising from changes in currency exchange rates for the Fund's European currency-denominated bonds. At the end of the period, the Fund's net U.S. dollar exposure was 86.1%, up from 52.1% at the end of the previous fiscal year. The net exposure to European currencies stood at only 8.0% on August 31, 1998, down from 34.9% on August 31, 1997.

From our vantage point, the crisis in the emerging markets is not over. We believe that there is likely to be continued volatility in both emerging and developed markets until the impact of the crisis is better understood. But increased volatility in lower-rated bond issues may present an opportunity for investors with medium- to long-term investment horizons and the willingness to tolerate moderately higher risk. In our opinion, another critical issue for global interest rates will be the balance between global growth and inflation. We believe global economic growth is likely to decline modestly and global inflation may be quite tame in the near future. In our opinion, this would be an excellent environment for high quality bonds and contributes to our positive long-term outlook for the Fund.

Please remember this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

It is important to remember that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Bond Fund and look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/THOMAS J. LATTA
Thomas J. Latta
Portfolio Manager
Templeton Global Bond Fund



PERFORMANCE SUMMARY


CLASS I

Templeton Global Bond Fund - Class I produced a 2.82% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund's Class I shares delivered a 143.67% cumulative total return since inception on September 18, 1986.

The Fund's share price, as measured by net asset value, decreased 33 cents ($0.33), from $9.82 on August 31, 1997, to $9.49 on August 31, 1998. During the
reporting period, shareholders received per-share distributions of 55.0 cents ($0.5500) in income dividends and 5.5 cents ($0.0550) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


The graph on page 8 compares the performance of the Fund's Class I shares over a 10-year period with that of the unmanaged Salomon Brothers World Government Bond Index and the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




Past performance is not predictive of future results.


CLASS I
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (9/1/88 - 8/31/98)


[LINE GRAPH]

The following line compares the performance of Templeton Global Bond Fund's Class I shares to that of the Salomon Brothers World Government Bond Index and to the Consumer Price Index based on a $10,000 investment from 9/1/88 to 8/31/98.


                Templeton Global Bond     Salomon        CPI
                    Fund -Class I*      World Gov't
                                        Bond Index
----------------------------------------------------------------------

         9/1/88         $9,574            $10,000      $10,000
         Sep 88         $9,739            $10,258      $10,068
         Oct-88         $9,973            $10,732      $10,101
         Nov-88        $10,096            $10,896      $10,110
         Dec-88        $10,032            $10,785      $10,127
         Jan-89        $10,236            $10,628      $10,178
         Feb-89        $10,110            $10,635      $10,218
         Mar-89        $10,160            $10,487      $10,277
         Apr-89        $10,272            $10,626      $10,345
         May-89        $10,221            $10,401      $10,404
         Jun-89        $10,324            $10,610      $10,429
         Jul-89        $10,641            $11,094      $10,455
         Aug-89        $10,662            $10,722      $10,472
         Sep-89        $10,736            $10,924      $10,505
         Oct-89        $10,758            $11,016      $10,556
         Nov-89        $10,769            $11,116      $10,580
         Dec-89        $10,888            $11,253      $10,597
         Jan-90        $10,762            $11,104      $10,706
         Feb-90        $10,723            $10,933      $10,756
         Mar-90        $10,701            $10,825      $10,815
         Apr-90        $10,645            $10,792      $10,833
         May-90        $10,933            $11,151      $10,857
         Jun-90        $11,178            $11,356      $10,916
         Jul-90        $11,540            $11,712      $10,958
         Aug-90        $11,580            $11,620      $11,058
         Sep-90        $11,586            $11,749      $11,151
         Oct-90        $11,756            $12,274      $11,218
         Nov-90        $11,856            $12,478      $11,243
         Dec-90        $11,965            $12,602      $11,243
         Jan-91        $12,189            $12,917      $11,311
         Feb-91        $12,279            $12,921      $11,327
         Mar-91        $12,003            $12,452      $11,344
         Apr-91        $12,226            $12,643      $11,360
         May-91        $12,313            $12,627      $11,393
         Jun-91        $12,188            $12,496      $11,428
         Jul-91        $12,302            $12,763      $11,445
         Aug-91        $12,557            $13,011      $11,478
         Sep-91        $13,018            $13,519      $11,529
         Oct-91        $13,199            $13,661      $11,546
         Nov-91        $13,199            $13,876      $11,579
         Dec-91        $13,749            $14,596      $11,588
         Jan-92        $13,498            $14,335      $11,604
         Feb-92        $13,419            $14,254      $11,647
         Mar-92        $13,339            $14,103      $11,705
         Apr-92        $13,501            $14,203      $11,722
         May-92        $13,893            $14,639      $11,738
         Jun-92        $14,303            $15,049      $11,781
         Jul-92        $14,647            $15,400      $11,806
         Aug-92        $14,674            $15,831      $11,839
         Sep-92        $14,103            $15,989      $11,873
         Oct-92        $14,243            $15,555      $11,915
         Nov-92        $14,102            $15,307      $11,931
         Dec-92        $14,177            $15,399      $11,924
         Jan-93        $14,280            $15,666      $11,983
         Feb-93        $14,547            $15,974      $12,024
         Mar-93        $14,816            $16,219      $12,067
         Apr-93        $15,085            $16,562      $12,100
         May-93        $15,176            $16,728      $12,117
         Jun-93        $15,070            $16,693      $12,134
         Jul-93        $15,162            $16,740      $12,133
         Aug-93        $15,409            $17,243      $12,167
         Sep-93        $15,363            $17,448      $12,192
         Oct-93        $15,596            $17,418      $12,243
         Nov-93        $15,298            $17,293      $12,251
         Dec-93        $15,644            $17,441      $12,251
         Jan-94        $16,073            $17,581      $12,285
         Feb-94        $15,674            $17,466      $12,328
         Mar-94        $15,095            $17,441      $12,370
         Apr-94        $15,047            $17,461      $12,386
         May-94        $14,965            $17,308      $12,394
         Jun-94        $14,736            $17,558      $12,436
         Jul-94        $14,917            $17,698      $12,469
         Aug-94        $15,066            $17,636      $12,521
         Sep-94        $15,017            $17,764      $12,554
         Oct-94        $15,184            $18,049      $12,563
         Nov-94        $15,083            $17,801      $12,579
         Dec-94        $15,083            $17,850      $12,579
         Jan-95        $15,118            $18,224      $12,629
         Feb-95        $15,359            $18,691      $12,679
         Mar-95        $15,481            $19,801      $12,721
         Apr-95        $15,846            $20,168      $12,763
         May-95        $16,356            $20,735      $12,789
         Jun-95        $16,390            $20,857      $12,814
         Jul-95        $16,567            $20,906      $12,814
         Aug-95        $16,657            $20,188      $12,848
         Sep-95        $16,979            $20,639      $12,872
         Oct-95        $17,285            $20,792      $12,915
         Nov-95        $17,447            $21,028      $12,906
         Dec-95        $17,830            $21,248      $12,897
         Jan-96        $17,903            $20,985      $12,973
         Feb-96        $17,774            $20,878      $13,015
         Mar-96        $17,811            $20,849      $13,082
         Apr-96        $17,903            $20,766      $13,132
         May-96        $18,015            $20,771      $13,157
         Jun-96        $18,260            $20,934      $13,166
         Jul-96        $18,316            $21,335      $13,191
         Aug-96        $18,562            $21,418      $13,216
         Sep-96        $18,848            $21,505      $13,258
         Oct-96        $19,288            $21,908      $13,300
         Nov-96        $19,788            $22,196      $13,325
         Dec-96        $19,827            $22,017      $13,325
         Jan-97        $19,574            $21,428      $13,367
         Feb-97        $19,515            $21,268      $13,407
         Mar-97        $19,339            $21,106      $13,441
         Apr-97        $19,379            $20,921      $13,457
         May-97        $19,517            $21,490      $13,449
         Jun-97        $19,776            $21,746      $13,465
         Jul-97        $19,856            $21,577      $13,481
         Aug-97        $19,836            $21,564      $13,506
         Sep-97        $20,160            $22,023      $13,540
         Oct-97        $20,242            $22,480      $13,574
         Nov-97        $20,200            $22,135      $13,566
         Dec-97        $20,190            $22,068      $13,550
         Jan-98        $20,211            $22,283      $13,574
         Feb-98        $20,314            $22,464      $13,601
         Mar-98        $20,314            $22,241      $13,629
         Apr-98        $20,440            $22,596      $13,653
         May-98        $20,482            $22,650      $13,678
         Jun-98        $20,503            $22,683      $13,694
         Jul-98        $20,482            $22,713      $13,710
         Aug-98        $20,396            $23,332      $13,727


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, and have been restated to include the current, maximum 4.25% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1994, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Source: Salomon Brothers. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).



Past performance is not predictive of future results.


CLASS I
PERIODS ENDED 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                     1-YEAR     5-YEAR     10-YEAR     (9/18/86)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN(1)             2.82%     32.51%    113.04%      143.67%
AVERAGE ANNUAL TOTAL RETURN(2)        -1.58%      4.86%      7.39%        7.35%
VALUE OF $10,000 INVESTMENT(3)       $9,842    $12,677    $20,396      $23,331

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower.

On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


CLASS II

Templeton Global Bond Fund - Class II produced a 2.46% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased 33 cents ($0.33), from $9.83 on August 31, 1997, to $9.50 on August 31, 1998. During the
reporting period, shareholders received per-share distributions of 51.5 cents ($0.5150) in income dividends and 5.5 cents ($0.0550) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


The graph on page 12 compares the performance of the Fund's Class II shares since their inception with that of the unmanaged Salomon Brothers World Government Bond Index and the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.



CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

[LINE GRAPH]

he following line graph compares the performance of Templeton Global Bond Fund's Class II shares to that of the Salomon Brothers World Government Bond Index and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 8/31/98.


               Templeton Global Bond   Salomon World     CPI
                  Fund -Class II*       Gov't Bond
                                           Index
-------------------------------------------------------------------
        5/1/95         $9,902             $10,000      $10,000
        May 95        $10,209             $10,281      $10,020
        Jun-95        $10,229             $10,342      $10,040
        Jul-95        $10,337             $10,366      $10,040
        Aug-95        $10,377             $10,010      $10,067
        Sep-95        $10,585             $10,234      $10,086
        Oct-95        $10,772             $10,310      $10,119
        Nov-95        $10,869             $10,426      $10,112
        Dec-95        $11,103             $10,536      $10,105
        Jan-96        $11,156             $10,405      $10,164
        Feb-96        $11,084             $10,352      $10,197
        Mar-96        $11,103             $10,338      $10,250
        Apr-96        $11,145             $10,297      $10,289
        May-96        $11,199             $10,299      $10,309
        Jun-96        $11,347             $10,380      $10,316
        Jul-96        $11,379             $10,579      $10,335
        Aug-96        $11,539             $10,620      $10,355
        Sep-96        $11,700             $10,663      $10,388
        Oct-96        $11,982             $10,863      $10,421
        Nov-96        $12,288             $11,006      $10,441
        Dec-96        $12,308             $10,917      $10,441
        Jan-97        $12,147             $10,625      $10,473
        Feb-97        $12,094             $10,546      $10,505
        Mar-97        $11,981             $10,465      $10,531
        Apr-97        $12,014             $10,374      $10,544
        May-97        $12,095             $10,656      $10,537
        Jun-97        $12,239             $10,783      $10,550
        Jul-97        $12,285             $10,699      $10,563
        Aug-97        $12,282             $10,692      $10,583
        Sep-97        $12,478             $10,920      $10,609
        Oct-97        $12,512             $11,147      $10,636
        Nov-97        $12,489             $10,976      $10,629
        Dec-97        $12,485             $10,942      $10,617
        Jan-98        $12,481             $11,049      $10,636
        Feb-98        $12,541             $11,139      $10,657
        Mar-98        $12,549             $11,028      $10,678
        Apr-98        $12,610             $11,204      $10,697
        May-98        $12,632             $11,231      $10,717
        Jun-98        $12,654             $11,247      $10,730
        Jul-98        $12,636             $11,262      $10,742
        Aug-98        $12,584             $11,569      $10,755



THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

**Source: Salomon Brothers. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


CLASS II
Periods ended 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                                  1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          2.46%     21.27%      27.08%
Average Annual Total Return(2)                      0.44%      6.30%       7.13%
Value of $10,000 Investment(3)                   $10,044    $12,011     $12,584

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.



ADVISOR CLASS

Templeton Global Bond Fund - Advisor Class produced a 3.08% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The Fund's share price, as measured by net asset value, decreased 33 cents ($0.33), from $9.82 on August 31, 1997, to $9.49 on August 31, 1998. During the
reporting period, shareholders received per-share distributions of 57.33 cents ($0.5733) in income dividends and 5.5 cents ($0.0550) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.



The graph on page 16 compares the performance of Templeton Global Bond Fund - Advisor Class over a 10-year period with that of the unmanaged Salomon Brothers World Government Bond Index and the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.



ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]


The following line graph compares the performance of Templeton Global Bond Fund's Advisor Class shares to that of the Salomon Brothers World Government Bond Index and to the Consumer Price Index based on a $10,000 investment from 9/1/88 to 8/31/98.


                 Templeton Global Bond Fund   Salomon World Gov't        CPI
                      - Advisor Class             Bond Index
-----------------------------------------------------------------------------------

         9/1/88           $10,000                   $10,000            $10,000
         Sep 88           $10,172                   $10,258            $10,068
         Oct-88           $10,417                   $10,732            $10,101
         Nov-88           $10,545                   $10,896            $10,110
         Dec-88           $10,478                   $10,785            $10,127
         Jan-89           $10,691                   $10,628            $10,178
         Feb-89           $10,560                   $10,635            $10,218
         Mar-89           $10,612                   $10,487            $10,277
         Apr-89           $10,729                   $10,626            $10,345
         May-89           $10,676                   $10,401            $10,404
         Jun-89           $10,783                   $10,610            $10,429
         Jul-89           $11,115                   $11,094            $10,455
         Aug-89           $11,137                   $10,722            $10,472
         Sep-89           $11,214                   $10,924            $10,505
         Oct-89           $11,236                   $11,016            $10,556
         Nov-89           $11,248                   $11,116            $10,580
         Dec-89           $11,373                   $11,253            $10,597
         Jan-90           $11,241                   $11,104            $10,706
         Feb-90           $11,200                   $10,933            $10,756
         Mar-90           $11,177                   $10,825            $10,815
         Apr-90           $11,118                   $10,792            $10,833
         May-90           $11,419                   $11,151            $10,857
         Jun-90           $11,676                   $11,356            $10,916
         Jul-90           $12,054                   $11,712            $10,958
         Aug-90           $12,096                   $11,620            $11,058
         Sep-90           $12,102                   $11,749            $11,151
         Oct-90           $12,279                   $12,274            $11,218
         Nov-90           $12,384                   $12,478            $11,243
         Dec-90           $12,497                   $12,602            $11,243
         Jan-91           $12,731                   $12,917            $11,311
         Feb-91           $12,825                   $12,921            $11,327
         Mar-91           $12,537                   $12,452            $11,344
         Apr-91           $12,770                   $12,643            $11,360
         May-91           $12,860                   $12,627            $11,393
         Jun-91           $12,730                   $12,496            $11,428
         Jul-91           $12,849                   $12,763            $11,445
         Aug-91           $13,115                   $13,011            $11,478
         Sep-91           $13,597                   $13,519            $11,529
         Oct-91           $13,786                   $13,661            $11,546
         Nov-91           $13,786                   $13,876            $11,579
         Dec-91           $14,360                   $14,596            $11,588
         Jan-92           $14,098                   $14,335            $11,604
         Feb-92           $14,016                   $14,254            $11,647
         Mar-92           $13,933                   $14,103            $11,705
         Apr-92           $14,101                   $14,203            $11,722
         May-92           $14,512                   $14,639            $11,738
         Jun-92           $14,939                   $15,049            $11,781
         Jul-92           $15,298                   $15,400            $11,806
         Aug-92           $15,326                   $15,831            $11,839
         Sep-92           $14,731                   $15,989            $11,873
         Oct-92           $14,877                   $15,555            $11,915
         Nov-92           $14,729                   $15,307            $11,931
         Dec-92           $14,808                   $15,399            $11,924
         Jan-93           $14,915                   $15,666            $11,983
         Feb-93           $15,194                   $15,974            $12,024
         Mar-93           $15,475                   $16,219            $12,067
         Apr-93           $15,756                   $16,562            $12,100
         May-93           $15,851                   $16,728            $12,117
         Jun-93           $15,741                   $16,693            $12,134
         Jul-93           $15,837                   $16,740            $12,133
         Aug-93           $16,094                   $17,243            $12,167
         Sep-93           $16,046                   $17,448            $12,192
         Oct-93           $16,290                   $17,418            $12,243
         Nov-93           $15,978                   $17,293            $12,251
         Dec-93           $16,340                   $17,441            $12,251
         Jan-94           $16,788                   $17,581            $12,285
         Feb-94           $16,371                   $17,466            $12,328
         Mar-94           $15,767                   $17,441            $12,370
         Apr-94           $15,716                   $17,461            $12,386
         May-94           $15,631                   $17,308            $12,394
         Jun-94           $15,391                   $17,558            $12,436
         Jul-94           $15,580                   $17,698            $12,469
         Aug-94           $15,737                   $17,636            $12,521
         Sep-94           $15,685                   $17,764            $12,554
         Oct-94           $15,860                   $18,049            $12,563
         Nov-94           $15,755                   $17,801            $12,579
         Dec-94           $15,754                   $17,850            $12,579
         Jan-95           $15,790                   $18,224            $12,629
         Feb-95           $16,042                   $18,691            $12,679
         Mar-95           $16,170                   $19,801            $12,721
         Apr-95           $16,551                   $20,168            $12,763
         May-95           $17,083                   $20,735            $12,789
         Jun-95           $17,119                   $20,857            $12,814
         Jul-95           $17,304                   $20,906            $12,814
         Aug-95           $17,398                   $20,188            $12,848
         Sep-95           $17,734                   $20,639            $12,872
         Oct-95           $18,054                   $20,792            $12,915
         Nov-95           $18,224                   $21,028            $12,906
         Dec-95           $18,623                   $21,248            $12,897
         Jan-96           $18,699                   $20,985            $12,973
         Feb-96           $18,565                   $20,878            $13,015
         Mar-96           $18,603                   $20,849            $13,082
         Apr-96           $18,700                   $20,766            $13,132
         May-96           $18,817                   $20,771            $13,157
         Jun-96           $19,072                   $20,934            $13,166
         Jul-96           $19,131                   $21,335            $13,191
         Aug-96           $19,387                   $21,418            $13,216
         Sep-96           $19,686                   $21,505            $13,258
         Oct-96           $20,146                   $21,908            $13,300
         Nov-96           $20,668                   $22,196            $13,325
         Dec-96           $20,709                   $22,017            $13,325
         Jan-97           $20,449                   $21,428            $13,368
         Feb-97           $20,391                   $21,268            $13,408
         Mar-97           $20,211                   $21,106            $13,441
         Apr-97           $20,256                   $20,921            $13,457
         May-97           $20,425                   $21,490            $13,449
         Jun-97           $20,660                   $21,746            $13,465
         Jul-97           $20,747                   $21,577            $13,481
         Aug-97           $20,751                   $21,564            $13,507
         Sep-97           $21,094                   $22,023            $13,541
         Oct-97           $21,163                   $22,480            $13,575
         Nov-97           $21,133                   $22,135            $13,566
         Dec-97           $21,141                   $22,068            $13,550
         Jan-98           $21,146                   $22,283            $13,575
         Feb-98           $21,258                   $22,464            $13,602
         Mar-98           $21,285                   $22,241            $13,629
         Apr-98           $21,399                   $22,596            $13,654
         May-98           $21,448                   $22,650            $13,678
         Jun-98           $21,497                   $22,683            $13,694
         Jul-98           $21,457                   $22,713            $13,711
         Aug-98           $21,390                   $23,332            $13,727


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Past performance is not predictive of future results.

**Source: Salomon Brothers. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.



ADVISOR CLASS
Periods ended 8/31/98

                                                                        SINCE
                                                                      INCEPTION
                                 1-YEAR*     5-YEAR*     10-YEAR*     (9/18/86)*
--------------------------------------------------------------------------------
Cumulative Total Return(1)         3.08%      32.90%      113.90%       144.65%
Average Annual Total Return(1)     3.08%       5.85%        7.90%         7.77%
Value of $10,000 Investment(2)  $10,308     $13,290      $21,390       $24,465

*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 3.90%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.



TEMPLETON GLOBAL BOND FUND
Financial Highlights

                                                                                       CLASS I
                                                               --------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995       1994+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year.........................       $9.82       $9.76       $9.32       $9.05       $9.96
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .60         .63         .69         .73         .72
 Net realized and unrealized gains (losses)................        (.32)        .03         .35         .17        (.91)
                                                               --------------------------------------------------------
Total from investment operations...........................         .28         .66        1.04         .90        (.19)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.55)       (.60)       (.58)       (.54)       (.53)
 Net realized gains........................................        (.06)         --          --          --        (.07)
 Tax return of capital.....................................          --          --        (.02)       (.09)       (.12)
                                                               --------------------------------------------------------
Total distributions........................................        (.61)       (.60)       (.60)       (.63)       (.72)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $9.49       $9.82       $9.76       $9.32       $9.05
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
Total Return*..............................................       2.82%       6.87%      11.44%      10.43%     (2.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $189,898    $198,131    $185,596    $191,301    $205,482
Ratios to average net assets:
 Expenses..................................................       1.17%       1.15%       1.13%       1.18%       1.18%
 Net investment income.....................................       6.12%       6.41%       7.09%       7.99%       7.50%
Portfolio turnover rate....................................      75.95%     166.69%     109.40%     101.12%     139.23%

*Total return does not reflect sales commissions.
+Based on weighted average shares outstanding.



TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                CLASS II
                                                                ----------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                                ----------------------------------------
                                                                 1998       1997       1996       1995+
                                                                ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year..........................      $9.83      $9.77      $9.31      $9.05
                                                                ----------------------------------------
Income from investment operations:
 Net investment income......................................        .56        .57        .61        .21
 Net realized and unrealized gains (losses).................       (.32)       .05        .41        .24
                                                                ----------------------------------------
Total from investment operations............................        .24        .62       1.02        .45
                                                                ----------------------------------------
Less distributions from:
 Net investment income......................................       (.51)      (.56)      (.54)      (.15)
 Net realized gains.........................................       (.06)        --         --         --
 Tax return of capital......................................         --         --       (.02)      (.04)
                                                                ----------------------------------------
Total distributions.........................................       (.57)      (.56)      (.56)      (.19)
                                                                ----------------------------------------
Net asset value, end of year................................      $9.50      $9.83      $9.77      $9.31
                                                                ========================================
Total Return*...............................................      2.46%      6.44%     11.20%      5.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $20,404    $16,629     $6,563     $2,043
Ratios to average net assets:
 Expenses...................................................      1.56%      1.54%      1.56%      1.57%**
 Net investment income......................................      5.73%      5.96%      6.69%      7.47%**
Portfolio turnover rate.....................................     75.95%    166.69%    109.40%    101.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.




TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                     ADVISOR CLASS
                                                                ------------------------
                                                                 YEAR ENDED AUGUST 31,
                                                                ------------------------
                                                                 1998            1997+
                                                                ------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year..........................      $9.82           $10.16
                                                                ------------------------
Income from investment operations:
 Net investment income......................................        .62              .42
 Net realized and unrealized losses.........................       (.32)            (.34)
                                                                ------------------------
Total from investment operations............................        .30              .08
                                                                ------------------------
Less distributions from:
 Net investment income......................................       (.57)            (.42)
 Net realized gains.........................................       (.06)              --
                                                                ------------------------
Total distributions.........................................       (.63)            (.42)
                                                                ------------------------
Net asset value, end of year................................      $9.49            $9.82
                                                                ========================
Total Return*...............................................      3.08%             .80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $11,330          $12,742
Ratios to average net assets:
 Expenses...................................................       .91%             .88%**
 Net investment income......................................      6.38%            6.76%**
Portfolio turnover rate.....................................     75.95%          166.69%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.

                       See Notes to Financial Statements.



TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                    PRINCIPAL
                                                                     AMOUNT**                VALUE
-----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.2%
ARGENTINA 1.9%
Perez Companc SA, 144A, 8.125%, 7/15/07.....................     $     5,000,000         $  3,425,000
Republic of Argentina:
  8.375%, 12/20/03..........................................             480,000              355,200
  11.00%, 10/09/06..........................................             460,000              336,375
                                                                                         ------------
                                                                                            4,116,575
                                                                                         ------------
AUSTRALIA 3.4%
Government of Australia, 7.50%, 7/15/05.....................          12,035,000AUD         7,518,974
                                                                                         ------------
CANADA 7.0%
Government of Canada:
  10.50%, 7/01/00...........................................          10,600,000CAD         7,316,585
  10.50%, 3/01/01...........................................           6,235,000CAD         4,417,217
  10.00%, 5/01/02...........................................           5,135,000CAD         3,737,324
                                                                                         ------------
                                                                                           15,471,126
                                                                                         ------------
CHILE 1.6%
Compania Sud Americana de Vapores SA:
  7.375%, 12/08/03..........................................           1,500,000            1,372,500
  144A, 7.375%, 12/08/03....................................           2,500,000            2,287,500
                                                                                         ------------
                                                                                            3,660,000
                                                                                         ------------
COLOMBIA .9%
Republic of Colombia, 7.25%, 2/23/04........................           2,500,000            1,955,750
                                                                                         ------------
DENMARK 2.0%
Kingdom of Denmark:
  8.00%, 5/15/03............................................          19,995,000DKK         3,401,118
  9.00%, 11/15/00...........................................           6,605,000DKK         1,072,856
                                                                                         ------------
                                                                                            4,473,974
                                                                                         ------------
GERMANY 9.8%
Federal Republic of Germany:
  Bundesrep, 7.75%, 2/21/00.................................          20,705,000DEM        12,439,437
  5.25%, 2/21/01............................................             250,000DEM           147,250
  8.00%, 7/22/02............................................           8,605,000DEM         5,630,456
Hypothekenbank In Essen AG, 5.25%, 1/22/08..................           5,790,000DEM         3,435,914
                                                                                         ------------
                                                                                           21,653,057
                                                                                         ------------
INDIA .1%
Essar Steel Ltd., FRN, Reg. S, 8.40%, 7/20/99...............             315,000              266,175
                                                                                         ------------
INDONESIA .2%
PT Astra International, 9.75%, 4/29/01......................           2,000,000              450,000
                                                                                         ------------



TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                     SHARES/
                                                                PRINCIPAL AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 6.5%
Buoni Poliennali del Tesoro:
  12.00%, 1/17/99...........................................       2,900,000,000ITL      $  1,698,385
  10.50%, 7/15/00...........................................       1,270,000,000ITL           809,503
  10.50%, 11/01/00..........................................       3,530,000,000ITL         2,286,495
  10.50%, 9/01/05...........................................      12,290,000,000ITL         9,538,086
                                                                                         ------------
                                                                                           14,332,469
                                                                                         ------------
MEXICO .2%
United Mexican States, 9.75%, 2/06/01.......................             460,000              414,000
                                                                                         ------------
NEW ZEALAND 1.6%
Government of New Zealand, 6.50%, 2/15/00...................           7,240,000NZD         3,587,381
                                                                                         ------------
SOUTH KOREA .3%
Pohang Iron & Steel, 6.625%, 7/01/03........................           1,000,000              753,392
                                                                                         ------------
SPAIN 7.1%
Government of Spain:
  12.25%, 3/25/00...........................................         952,710,000ESP         7,157,173
  10.10%, 2/28/01...........................................         522,900,000ESP         4,002,272
  10.90%, 8/30/03...........................................         520,500,000ESP         4,511,127
                                                                                         ------------
                                                                                           15,670,572
                                                                                         ------------
SWEDEN 3.5%
Kingdom of Sweden, 10.25%, 5/05/03..........................          51,400,000SEK         7,854,769
                                                                                         ------------
UNITED KINGDOM 8.2%
United Kingdom:
  8.00%, 12/07/00...........................................           5,825,000GBP        10,119,790
  7.00%, 11/06/01...........................................           1,175,000GBP         2,021,656
  conv. stk., 9.50%, 4/18/05................................           2,960,000GBP         6,020,655
                                                                                         ------------
                                                                                           18,162,101
                                                                                         ------------
UNITED STATES 39.5%
+*Acadia Partners LP........................................             999,667              155,628
+Penobscot Partners LP......................................                 333                3,800
+Texas Utilities Holding Co.................................              70,000            2,975,000
U.S. Treasury Bond, 6.375%, 8/15/27.........................           6,170,000            7,028,019
U.S. Treasury Notes:
  6.125%, 7/31/00...........................................           5,950,000            6,076,443
  6.625%, 3/31/02...........................................          22,505,000           23,644,316
  6.375%, 8/15/02...........................................          11,960,000           12,531,844
  6.25%, 2/15/03............................................           4,900,000            5,149,594



TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                     SHARES/
                                                                PRINCIPAL AMOUNT**          VALUE
-----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES (CONT.)
  7.875%, 11/15/04..........................................     $    14,038,000         $ 16,156,861
  6.625%, 5/15/07...........................................          12,262,000           13,553,342
+Washington Mutual Inc......................................              10,475              335,184
                                                                                         ------------
                                                                                           87,610,031
                                                                                         ------------
VENEZUELA .4%
Venezuela Front Load Interest Reduction Bond, A, 6.625%,
  3/31/07...................................................           2,142,852              886,605
                                                                                         ------------
TOTAL LONG TERM INVESTMENTS (COST $220,409,836).............                              208,836,951
                                                                                         ------------
(a)REPURCHASE AGREEMENT 4.7%
Morgan Stanley Inc., 5.75%, 9/01/98 (Maturity Value
  $10,415,663) (COST $10,414,000) Collateralized by U.S.
  Treasury Notes and Bonds..................................          10,414,000           10,414,000
                                                                                         ------------
TOTAL INVESTMENTS (COST $230,823,836) 98.9%.................                              219,250,951
NET EQUITY IN FORWARD CONTRACTS (.4%).......................                                 (851,645)
OTHER ASSETS, LESS LIABILITIES 1.5%.........................                                3,232,717
                                                                                         ------------
TOTAL NET ASSETS 100.0%.....................................                             $221,632,023
                                                                                         ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
ESP  -- Spanish Peseta
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a)At August 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
+Securities represent equity investments.

                       See Notes to Financial Statements.





TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $220,409,836)....    $208,836,951
 Repurchase agreement, at value and cost....................      10,414,000
 Cash.......................................................             959
 Receivables:
  Investment securities sold................................     201,691,629
  Fund shares sold..........................................         454,560
  Dividends and interest....................................       4,891,670
 Unrealized gain on forward exchange contracts (Note 6).....         812,378
                                                                ------------
      Total assets..........................................     427,102,147
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................     201,855,791
  Fund shares redeemed......................................       1,640,850
  To affiliates.............................................         208,245
 Unrealized loss on forward exchange contracts (Note 6).....       1,664,023
 Accrued liabilities........................................         101,215
                                                                ------------
      Total liabilities.....................................     205,470,124
                                                                ------------
Net assets, at value........................................    $221,632,023
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    785,814
 Net unrealized depreciation................................     (12,419,017)
 Accumulated net realized loss..............................        (131,258)
 Beneficial shares..........................................     233,396,484
                                                                ------------
Net assets, at value........................................    $221,632,023
                                                                ============
CLASS I:
 Net asset value per share ($189,898,066 / 20,001,184 shares
  outstanding)..............................................           $9.49
                                                                ============
 Maximum offering price per share ($9.49 / 95.75%)..........           $9.91
                                                                ============
CLASS II:
 Net asset value per share ($20,404,127 / 2,147,450 shares
  outstanding)*.............................................           $9.50
                                                                ============
 Maximum offering price per share ($9.50 / 99.00%)..........           $9.60
                                                                ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($11,329,830 / 1,194,022 shares outstanding)..............           $9.49
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.



TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 Dividends..................................................    $   326,354
 Interest...................................................     16,518,993
                                                                -----------
      Total investment income...............................                      $16,845,347
Expenses:
 Management fees (Note 3)...................................      1,139,351
 Administrative fees (Note 3)...............................        340,429
 Distribution fees (Note 3)
  Class I...................................................        509,684
  Class II..................................................        125,086
 Transfer agent fees (Note 3)...............................        288,060
 Custodian fees.............................................         34,438
 Reports to shareholders....................................        156,400
 Registration and filing fees...............................         55,000
 Professional fees..........................................         66,000
 Trustees' fees and expenses................................         27,000
 Other......................................................          1,853
                                                                -----------
      Total expenses........................................                        2,743,301
                                                                                  -----------
            Net investment income...........................                       14,102,046
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................        132,821
  Foreign currency transactions.............................        764,874
                                                                -----------
      Net realized gain.....................................                          897,695
 Net unrealized depreciation on:
  Investments...............................................     (7,028,441)
  Translation of assets and liabilities denominated in
   foreign currencies.......................................     (1,459,986)
                                                                -----------
      Net unrealized depreciation...........................                       (8,488,427)
                                                                                  -----------
Net realized and unrealized loss............................                       (7,590,732)
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 6,511,314
                                                                                  ===========

                       See Notes to Financial Statements.




TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 14,102,046       $ 13,445,285
  Net realized gain from investments and foreign currency
    transactions............................................         897,695          2,556,246
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      (8,488,427)        (2,361,748)
                                                                -------------------------------
    Net increase in net assets resulting from operations....       6,511,314         13,639,783

 Distributions to shareholders from:
  Net investment income:
   Class I..................................................     (11,190,365)       (11,873,359)
   Class II.................................................      (1,004,165)          (653,900)
   Advisor Class............................................        (803,082)          (175,160)
  Net realized gains:
   Class I..................................................      (1,112,297)                --
   Class II.................................................        (115,925)                --
   Advisor Class............................................         (67,412)                --

 Capital share transactions (Note 2):
   Class I..................................................      (1,581,970)        11,375,603
   Class II.................................................       4,463,377         10,137,187
   Advisor Class............................................        (970,039)        12,893,491
                                                                -------------------------------
    Net increase (decrease) in net assets...................      (5,870,564)        35,343,645

Net assets:
 Beginning of year..........................................     227,502,587        192,158,942
                                                                -------------------------------
 End of year................................................    $221,632,023       $227,502,587
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year................................................    $    785,814       $    742,866
                                                                ===============================

                       See Notes to Financial Statements.



TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income, through a flexible policy of investing in debt securities of companies, governments and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies, and depository receipts. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as




TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

1. SUMMARY OF ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1998, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        1998                               1997
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS I SHARES:
Shares sold................................................   5,805,764    $ 56,610,214          8,683,958    $ 86,215,013
Shares issued on reinvestment of distributions.............     935,877       9,102,189            817,138       8,116,791
Shares redeemed............................................  (6,908,185)    (67,294,373)        (8,348,405)    (82,956,201)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................    (166,544)   $ (1,581,970)         1,152,691    $ 11,375,603
                                                             =============================================================




TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                                 YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------
                                                                         1998                              1997
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................     910,441    $  8,897,295         1,214,404    $12,072,843
Shares issued on reinvestment of distributions..............     100,468         976,732            56,414        559,590
Shares redeemed.............................................    (555,304)     (5,410,650)         (250,933)    (2,495,246)
                                                              -----------------------------------------------------------
Net increase................................................     455,605    $  4,463,377         1,019,885    $10,137,187
                                                              ===========================================================

                                                                                 YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------
                                                                         1998                             1997*
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.................................................     957,957    $  9,380,180         1,727,048    $17,132,789
Shares issued on reinvestment of distributions..............      18,458         178,859             5,975         58,875
Shares redeemed.............................................  (1,080,092)    (10,529,078)         (435,324)    (4,298,173)
                                                              -----------------------------------------------------------
Net increase (decrease).....................................    (103,677)   $   (970,039)        1,297,699    $12,893,491
                                                              ============================================================

*Effective date of Advisor Class Shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion



TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
---------------------------------------
0.15%         First $200 million
0.135%        Next $500 million
0.10%         Next $500 million
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 0.65% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, unreimbursed cost were $73,567. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the year of $777 and $12,258, respectively.

Legal fees of $26,326 were paid to a law firm in which a partner is an officer of the Trust.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $  2,584,129
Unrealized depreciation.....................................   (14,157,014)
                                                              ------------
Net unrealized depreciation.................................  $(11,572,885)
                                                              ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $173,601,321 and $161,032,640, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values




TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of August 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                     IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                              EXCHANGE FOR      DATE            GAIN/(LOSS)
--------------                                                                  ---------------------------------------------
 1,540,000  Australian Dollars..........................................  U.S.  $   935,180       9/8/98    U.S.  $    53,822
 1,000,000  Australian Dollars..........................................            604,800       9/9/98               32,482
 2,200,000  Australian Dollars..........................................          1,331,550      9/10/98               72,433
 3,080,000  Australian Dollars..........................................          1,833,216      9/15/98               70,335
 1,540,000  Australian Dollars..........................................            915,145      9/18/98               33,669
 4,027,000  New Zealand Dollars.........................................          2,021,554      9/14/98               25,887
   504,500  New Zealand Dollars.........................................            259,010       9/3/98                8,964
                                                                                -----------                       -----------
                                                                          U.S.  $ 7,900,455                           297,592
                                                                                ===========                       -----------

    Net unrealized gain on offsetting forward exchange contracts........                                              514,786
                                                                                                                  -----------
      Unrealized gain on forward exchange contracts.....................                                              812,378
                                                                                                                  -----------
CONTRACTS TO BUY:
--------------
   540,000  New Zealand Dollars.........................................  U.S.  $   318,168      9/15/98               (9,091)
                                                                                ===========                       -----------

CONTRACTS TO SELL:
--------------
 3,027,000  British Pounds..............................................  U.S.  $ 4,893,176     11/24/98             (153,156)
 1,000,000  British Pounds..............................................          1,618,160     11/27/98              (48,699)
 9,350,000  Canadian Dollars............................................          5,958,545      9/30/98              (17,805)
29,000,000  Deutschemarks...............................................         16,273,850      9/17/98             (187,700)
21,500,000  Deutschemarks...............................................         11,905,026      9/21/98             (302,193)
32,000,000  Deutschemarks...............................................         17,706,264      9/21/98             (462,619)
21,500,000  Deutschemarks...............................................         11,971,047      9/24/98             (238,398)
                                                                                -----------                       -----------
                                                                          U.S.  $70,326,068                        (1,410,570)
                                                                                ===========
    Net unrealized loss on offsetting forward exchange contracts........                                             (244,362)
                                                                                                                  -----------
      Unrealized loss on forward exchange contracts.....................                                           (1,664,023)
                                                                                                                  -----------
        Net unrealized loss on forward exchange contracts...............                                    U.S.  $  (851,645)
                                                                                                                  ============



TEMPLETON GLOBAL BOND FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL BOND FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond Fund, a series of Templeton Income Trust, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Bond Fund as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/McGladrey & Pullen, LLP

New York, New York
September 29, 1998



TEMPLETON GLOBAL BOND FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amount as a capital gain dividend for the fiscal year ended August 31, 1998:

20% Rate Gain...............................................    $1,290,241
                                                                ----------

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.22% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

                                                                              33

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Global Bond Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

406 A98 10/98                    [Recycle Logo]  Printed on recycled paper





                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY TODAY

                  Please detach at perforation before mailing.

PROXY                                                                   PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                  TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                                 OCTOBER 1, 1999

The undersigned hereby revokes all previous proxies for his or her shares and appoints BARBARA J. GREEN, JAMES R. BAIO AND BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to each of them, to vote all shares of Templeton Americas Government Securities Fund ("Americas Government Securities Fund") that the undersigned is entitled to vote at Americas Government Securities Fund's Special Meeting to be held at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 at 10:00 a.m., Eastern time on October 1, 1999, including any adjournment(s) thereof upon such business as may properly be brought before the Special Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                      Note:  Please sign exactly as your name
                                      appears on the proxy.  If signing for
                                      estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                      _________________________________________
                                      Signature


                                      _________________________________________
                                      Signature


                                      _________________________________________
                                      Date

                            (Please see reverse side)





                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INVESTMENT TRUST, ON BEHALF OF ITS SERIES, TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON INCOME TRUST, ON BEHALF OF ITS SERIES, TEMPLETON GLOBAL BOND FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.


                                                            FOR           AGAINST     ABSTAIN
                                                           -----         ---------    --------

1.  To approve an Agreement and Plan of
    Reorganization between Templeton Global                   |_|           |_|          |_|
    Investment Trust, on behalf of its series,
    Templeton Americas Government Securities Fund
    ("Americas Government Securities Fund"), and
    Templeton Income Trust, on behalf of its series,
    Templeton Global Bond Fund ("Global Bond Fund"),
    that provides for the acquisition of substantially
    all of the assets of Americas Government Securities
    Fund in exchange for Class A shares of Global Bond
    Fund, the distribution of such shares to the
    shareholders of Americas Government Securities
    Fund, and the dissolution of Americas Government
    Securities Fund (the"Reorganization").

                                                            FOR           AGAINST     ABSTAIN
                                                           -----         ---------    --------

2.  To grant the proxyholders the authority to              |_|             |_|          [_]
    vote upon any other business that may
    legally come before the Special Meeting or
    any adjournment(s) thereof.

            IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY. . . TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.









                      STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
              TEMPLETON INCOME TRUST -- TEMPLETON GLOBAL BOND FUND
                              DATED August 9, 1999

                          Acquisition of the Assets of
                 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND,
                  a series of Templeton Global Investment Trust

                  By and in exchange for Class A shares of the
                           TEMPLETON GLOBAL BOND FUND,
                       a series of Templeton Income Trust

         This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Templeton Americas Government Securities Fund for Class A shares of Templeton Global Bond Fund.

         This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

     1. Statement of Additional Information of Templeton Income Trust -- Templeton Global Bond Fund Class A & C dated January 1, 1999, as supplemented April 1, 1999.

     2.  Annual  Report  of  Templeton  Americas  Government   Securities  Fund,
         containing financial information regarding Americas Government Securities Fund for the fiscal year ended March 31, 1999.

     3. SemiAnnual Report of Templeton Global Bond Fund, containing financial information regarding Templeton Global Bond Fund for the six months ended February 28, 1999.

     4. Projected after Transaction financials.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 9, 1999, relating to the above-referenced transaction. Audited financial information for Templeton Global Bond Fund is contained in that fund's Annual Report to Shareholders dated August 31, 1998, which is enclosed with and considered a part of the Prospectus/Proxy Statement. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to either fund at 100 Fountain Parkway, P.O.
Box 33030, St. Petersburg, FL 33733-8030.









/bullet/ 406 *SA1

                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           TEMPLETON GLOBAL BOND FUND
                              DATED JANUARY 1, 1999

The Statement of Additional Information is amended as follows:

I. The third paragraph under "Goal and Strategies - Debt securities" is replaced with the following:

Independent ratings organizations rate debt securities based upon their assessment of the financial soundness of the issuer. The fund may buy securities rated in any category. It may invest up to 25% of its total assets in debt securities that are rated below investment grade. Investment grade debt securities are rated in the top four ratings categories by independent ratings organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The average maturity of the debt securities in the fund's portfolio will fluctuate depending on the manager's judgement as to future interest rate changes.

II. The following category is added to the section "CDSC waivers" found under "Buying and Selling Shares - Contingent deferred sales charge (CDSC)":

/bullet/ Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

                Please keep this supplement for future reference.







TEMPLETON GLOBAL BOND FUND
TEMPLETON INCOME TRUST -
CLASS A & C

STATEMENT OF
ADDITIONAL INFORMATION
JANUARY 1, 1999                                                [GRAPHIC OMITTED]
                                           100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                 ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS



Goal and Strategies..........................................    2

Risks........................................................    7

Officers and Trustees.........................................   12

Management and Other Services.................................   17

Portfolio Transactions........................................   19

Distributions and Taxes.......................................   19

Organization, Voting Rights and
 Principal Holders............................................   21

Buying and Selling Shares.....................................   22

Pricing Shares................................................   28

The Underwriter...............................................   29

Performance...................................................   31

Miscellaneous Information.....................................   33

Description of Bond Ratings...................................   34





             ---------------------------------------------------------
             MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

             /bullet/ ARE NOT  FEDERALLY  INSURED BY THE FEDERAL
                      DEPOSIT INSURANCE CORPORATION, THE FEDERAL
                      RESERVE BOARD, OR ANY OTHER AGENCY OF THE
                      U.S. GOVERNMENT;

             /bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
                      OR ENDORSED BY, ANY BANK;

             /bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE
                      POSSIBLE LOSS OF PRINCIPAL.
             ---------------------------------------------------------




                                                                   406 SAI 01/99


GOAL AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment goal is current income with capital appreciation and growth of income. This goal is fundamental, which means it may not be changed without shareholder approval.


The fund tries to achieve its goal by investing primarily in the debt securities of companies, governments and their agencies located anywhere in the world, including emerging markets.

Although the fund's principal investments are in debt securities, it may also invest in equity securities including preferred stock and common stocks which pay dividends, in income-producing securities convertible into common stock and in American, European and Global Depositary Receipts.

The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. As a non-fundamental policy approved by the fund's board of trustees, the fund's manager will select securities for purchase by the fund from many industries that it believes to be productive and beneficial.

The fund may invest up to 5% of its total assets in securities that may not be resold without registration ("restricted securities"). There may be a lapse of time between the fund's decision to sell any restricted security and the registration of the security. During this period, the price of the security will be subject to market fluctuations. The fund may invest up to 10% of its total assets in restricted securities and securities which are not otherwise readily marketable.

The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.


Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. As an operating policy, the fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Corporation (S&P) or Baa by Moody's Investors Service, Inc. (Moody's)). The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers and the mortgage poolers. The fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.


U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

COMMERCIAL PAPER Investments in commerical paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.


WHEN-ISSUED SECURITIES New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the fund will not accrue any income on these securities prior to delivery. The fund will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.


EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").


REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, I.E., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORFOLIO SECURITIES The fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund may terminate the loans at any time and obtain the return of the securities. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

FUTURES CONTRACTS Although the fund has the authority to buy and sell financial futures contracts, it does not currently intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the fund's custodian. When selling a stock index futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian). The fund may not commit more than 5% of its total assets to initial margin deposits on future contracts.

OPTIONS ON SECURITIES, INDICES AND FUTURES Although the fund has the authority to sell covered put and call options and buy put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it does not currently intend to enter into such transactions.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the fund is "covered" if the fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


The fund may also buy put options to hedge its investments against a decline in value. By purchasing a put option, the fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the fund's security holdings being hedged.

The fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. Similarly, the fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When buying call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the fund, as well as the cover for options written by the fund, are considered not readily marketable and are subject to the fund's limitation on investments in securities that are not readily marketable. See "Investment restrictions."

FOREIGN CURRENCY HEDGING TRANSACTIONS In order to hedge against foreign currency exchange rate risks, the fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to reduce the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward contracts an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in (1) U.S. government securities maturing in 13 months or less; (2) commercial paper; (3) bank time deposits with less than seven days remaining to maturity; and (4) bankers' acceptances.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies(except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the fund's prospectus).


2. Purchase or retain securities of any company in which trustees or officers of the trust or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3.   Invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; or purchase on margin or sell short, except that the fund may make margin payments in connection with futures, options and currency transactions.

5. Loan money, except that the fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness.

6. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

7. Invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) which are not restricted but which are not readily marketable (I.E., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

8.   Invest more than 25% of its total assets in a single industry.

9. Borrow money, except that the fund may borrow money in amounts up to 30% of the value of the fund's net assets. In addition, the fund may not pledge, mortgage or hypothecate its assets for any purpose, except that the fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

11. Invest more than 5% of its net assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
--------------------------------------------------------------------------------

INTEREST RATE Because the fund invests primarily in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

DIVERSIFICATION. The fund is a "non-diversified" investment company, which means the fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which generally will relieve the fund of any liablility for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes". To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations. Because the fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified company, and may be more susceptible to any single economic, political or regulatory occurance, an investment in the fund may present greater risk to an investor than an investment in a diversified company.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, high risk, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses seeking recovery.

The fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the fund must distribute substantially all of its net income and gains to shareholders (see "Distributions and Taxes") generally on an annual basis. Thus, the fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

Some of the risks involved in stock index futures transactions relate to the fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the fund, it would not be able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund's securities during the period the option was outstanding.



OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                            POSITION(S) HELD
 NAME, AGE AND ADDRESS                      WITH THE TRUST       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton (66)                     Trustee              Director, RBC Holdings, Inc. (bank holding company)
  191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company): director
  Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                 companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, President, Chief Executive Officer and Chairman
                                                                 of the Board, General Host Corporation (nursery and craft
                                                                 centers.)
------------------------------------------------------------------------------------------------------------------------------------
* Nicholas F. Brady (68)                   Trustee               Chairman, Templeton Emerging Markets Investment Trust
  The Bullitt House                                              PLC, Templeton Latin America Investment Trust PLC,
  102 East Dover Street                                          Darby Overseas Investments, Ltd. and Darby Emerging
  Easton, MD 21601                                               Markets Investments LDC (investment firms) (1994-present);
                                                                 Director, Templeton Global Strategy Funds, Amerada Hess
                                                                 Corporation (exploration and refining of natural gas),
                                                                 Christiana Companies, Inc. (operating and investment
                                                                 companies), and H.J. Heinz Company (processed foods and
                                                                 allied products); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Secretary of the United States
                                                                 Department of the Treasury (1988-1993) and Chairman of the
                                                                 Board, Dillon, Read & Co., Inc. (investment banking) prior to
                                                                 1988.
------------------------------------------------------------------------------------------------------------------------------------
  S. Joseph Fortunato (66)                Trustee                Member of the law firm of Pitney, Hardin, Kipp & Szuch;
  Park Avenue at Morris County                                   and director of trustee, as the case may be, of 51 of
  P.O. Box 1945                                                  the investment companies in the Franklin Templeton Group
  Morristown, NJ 07962-1945                                      of Funds.
------------------------------------------------------------------------------------------------------------------------------------
  John Wm. Galbraith (77)                 Trustee                President, Galbraith Properties, Inc. (personal investment
  360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank holding
  Suite 1300                                                     company) (1995-present); director or trustee, as the case may be,
  St. Petersburg, FL 33701                                       of 20 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Director, Mercantile Bank
                                                                 (1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                                 (1986-1992), and Chairman, Templeton Funds Management, Inc.
                                                                 (1974-1991).
------------------------------------------------------------------------------------------------------------------------------------



                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Andrew H. Hines, Jr. (75)               Trustee                Consultant for the Triangle Consulting Group;
  150 2nd Avenue N.                                              Executive-in-Residence of Eckerd College (1991-present); director
  St. Petersburg, FL 33701                                       or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                 Chairman and Director, Precise Power Corporation (1990-1997),
                                                                 Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and
                                                                 Chairman of the Board and Chief Executive Officer, Florida
                                                                 Progress Corporation (holding company in the energy area)
                                                                 (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                 Chairman               President, Chief Executive Officer and Director, Franklin
  777 Mariners Island Blvd.               of the Board           Resources, Inc.; Chairman of the Board and Director, Franklin
  San Mateo, CA 94404                     and Vice President     Advisers, Inc., Franklin Advisory Services, Inc., Franklin
                                                                 Investment Advisory Services, Inc. and Franklin Templeton
                                                                 Distributors, Inc.; Director, Franklin/Templeton Investor
                                                                 Services, Inc. and Franklin Templeton Services Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------------------
  Betty P. Krahmer (69)                   Trustee                Director or trustee of various civic associations; director or
  2201 Kentmere Parkway                                          trustee, as the case may be, of 21 of the investment companies in
  Wilmington, DE 19806                                           the Franklin Templeton Group of Funds; and FORMERLY, Economic
                                                                 Analyst, U.S. Government.
------------------------------------------------------------------------------------------------------------------------------------
  Gordon S. Macklin (70)                  Trustee                Director, Fund American Enterprises Holdings, Inc.; Martek
  8212 Burning Tree Road                                         Biosciences Corporation, MCI WorldCom (information services),
  Bethesda, MD 20817                                             MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the
                                                                 Franklin Templeton Group of Funds; and FORMERLY, Chairman, White
                                                                 River Corporation (financial services) and Hambrecht and Quist
                                                                 Group (investment banking), and President, National Association of
                                                                 Securities Dealers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Fred R. Millsaps (69)                   Trustee                Manager of personal investments (1978-present); director of
  2665 N.E. 37th Drive                                           various business and nonprofit organizations; director or
  Fort Lauderdale, FL 33308                                      trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman
                                                                 and Chief Executive Officer, Landmark Banking Corporation
                                                                 (1969-1978), Financial Vice President, Florida Power and Light
                                                                 (1965-1969), and Vice President, Federal Reserve Bank of Atlanta
                                                                 (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------



                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Gregory E. McGowan (49)                 President              Director and Executive Vice President, Templeton Investment
  500 East Broward Blvd.                                         Counsel, Inc.; Executive Vice President-International Development
  Fort Lauderdale, FL                                            and Chief International Counsel, Templeton Worldwide, Inc.;
  33394-3091                                                     Executive Vice President, Director and General Counsel, Templeton
                                                                 International, Inc.; Executive Vice President and Secretary,
                                                                 Templeton Global Advisors Limited; President of other Templeton
                                                                 Funds; officer of 4 of the investment companies in the Franklin
                                                                 Templeton Group of Funds; and FORMERLY, Senior Attorney, U.S.
                                                                 Securities and Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------------------
  Rupert H. Johnson, Jr. (58)            Vice President          Executive Vice President and Director, Franklin Resources, Inc.
  777 Mariners Island Blvd.                                      and Franklin Templeton Distributors, Inc.; President and Director,
  San Mateo, CA 94404                                            Franklin Advisers, Inc; Senior Vice President and Director,
                                                                 Franklin Advisory Services, Inc. and Franklin Investment Advisory
                                                                 Services, Inc.; Director, Franklin/Templeton Investor Services,
                                                                 Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Harmon E. Burns (53)                   Vice President          Executive Vice President and Director, Franklin Resources, Inc.,
  777 Mariners Island Blvd.                                      Franklin Templeton Distributors, Inc. and Franklin Templeton
  San Mateo, CA 94404                                            Services, Inc.; Executive Vice President, Franklin Advisers, Inc.;
                                                                 Director, Franklin/Templeton Investor Services, Inc; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Charles E. Johnson (42)                  Vice President        Senior Vice President and Director, Franklin Resources, Inc.
  500 East Broward Blvd.                                         Senior Vice President, Franklin Templeton Distributors, Inc.;
  Fort Lauderdale, FL                                            President and Director, Templeton Worldwide, Inc.; Chairman and
  33394-3091                                                     Director, Templeton Investment Counsel, Inc.; Vice President,
                                                                 Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
                                                                 officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of
                                                                 Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Deborah R. Gatzek (50)                  Vice President         Senior Vice President and General Counsel, Franklin Resources,
  777 Mariners Island Blvd.                                      Inc.; Senior Vice President, Franklin Templeton Services, Inc. and
  San Mateo, CA 94404                                            Franklin Templeton Distributors, Inc.; Executive Vice President,
                                                                 Franklin Advisers, Inc.; Vice President, Franklin Advisory
                                                                 Services, Inc., Vice President, Chief Legal Officer and Chief
                                                                 Operating Officer, Franklin Investment Advisory Services,
                                                                 Inc.; and officer of 53 of the investment companies in the
                                                                 Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------



                                         POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Martin L. Flanagan (38)                 Vice President         Senior Vice President and Chief Financial Officer, Franklin
  777 Mariners Island Blvd.                                      Resources, Inc.; Executive Vice President and Director, Templeton
  San Mateo, CA 94404                                            Worldwide, Inc.; Executive Vice President, Chief Operating Officer
                                                                 and Director, Templeton Investment Counsel, Inc.; Executive Vice
                                                                 President and Chief Financial Officer, Franklin Advisers, Inc.;
                                                                 Chief Financial Officer, Franklin Advisory Services, Inc. and
                                                                 Franklin Investment Advisory Services, Inc.; President and
                                                                 Director, Franklin Templeton Services, Inc.; Senior Vice President
                                                                 and Chief Financial Officer, Franklin/Templeton Investor Services,
                                                                 Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Mark G. Holowesko (38)                 President               President, Templeton Global Advisors Limited; Chief Investment
  Lyford Cay                                                     Officer, Global Equity Group; Executive Vice President and
  Nassau, Bahamas                                                Director, Templeton Worldwide, Inc.; officer of 21 of the
                                                                 investment companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, Investment Administrator, RoyWest Trust Corporation
                                                                 (Bahamas) Limited (1984-1985).
-----------------------------------------------------------------------------------------------------------------------------------
  John R. Kay (58)                       Vice President          Vice President and Treasurer, Templeton Worldwide, Inc.; Assistant
  500 East Broward Blvd.                                         Vice President, Franklin Templeton Distributors, Inc.; officer
  Fort Lauderdale, FL                                            of 25 of the investment companies in the Franklin Templeton Group
  33394-3091                                                     Group of Funds; and FORMERLY, Vice President and Controller,
                                                                 Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Samuel J. Forester, Jr. (50)          Vice President           Managing Director, Templeton Worldwide, Inc.; Vice President of 10
  500 East Broward Blvd.                                         of the investment companies in the Franklin Templeton Group of
  Fort Lauderdale, FL                                            Funds; Director, Closed Joint-Stock Company Templeton and Templeton
  33394-3091                                                     Trust Services Pvt. Ltd.; and FORMERLY, President, Templeton Global
                                                                 Bond Managers, a division of Templeton Investment Counsel, Inc.,
                                                                 Founder and Partner, Forster, Hairston Investment Management, Inc.
                                                                 (1989-1990), Managing Director (Mid-East Region), Merrill Lynch,
                                                                 Pierce, Fenner & Smith Inc. (1987-1988), and Advisor for Saudi
                                                                 Arabian Monetary Agency (1982-1987).
-----------------------------------------------------------------------------------------------------------------------------------
  Neil S. Devlin (41)                  Vice President            Executive Vice President and Chief Investment Officer, Templeton
  500 East Broward Blvd.                                         Global Bond Managers, a division of Templeton Investment Counsel,
  Fort Lauderdale, FL                                            Inc.; officer of 4 of the investment companies in the Franklin
  33394-3091                                                     Templeton Group of Funds; and FORMERLY, Portfolio Manager and Bond
                                                                 Analyst, Constitution Capital Management (1985-1987) and Bond
                                                                 Trader and Research Analyst, Bank of New England (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------


                                         POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Elizabeth M. Knoblock (43)           Vice President-           General Counsel, Secretary and Senior Vice President, Templeton
  500 East Broward Blvd.               Compliance                Investment Counsel, Inc.; Senior Vice President, Templeton Global
  Fort Lauderdale, FL                                            Investors, Inc.; officer of 21 of the investment companies in the
  33394-3091                                                     Franklin Templeton Group of Funds; and FORMERLY, Vice President
                                                                 and Associate General Counsel, Kidder Peabody & Co.; (1989-1990),
                                                                 Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice
                                                                 President and Associate General Counsel, Shearson Lehman Hutton
                                                                 Inc. (1988), Vice President and Assistant General Counsel, E.F.
                                                                 Hutton & Co. Inc. (1986-1988), and Special Counsel of the Division
                                                                 of Investment Management, U.S. Securities and Exchange Commission
                                                                 (1984-1986).
-----------------------------------------------------------------------------------------------------------------------------------
  James R. Baio (44)                    Treasurer                Certified Public Accountant; Treasurer, Franklin Mutual Advisers,
  500 East Broward Blvd.                                         Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton
  Fort Lauderdale, FL                                            Global Investors, Inc. and Templeton Funds Trust Company; officer
  33394-3091                                                     of 22 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                                                 (certified public accountants) (1977-1989).
-----------------------------------------------------------------------------------------------------------------------------------
  Barbara J. Green (51)                Secretary                 Senior Vice President, Templeton Worldwide, Inc. and Templeton
  500 East Broward Blvd.                                         Global Investors, Inc.; officer of 21 of the investment companies
  Fort Lauderdale, FL                                            in the Franklin Templeton Group of Funds; and FORMERLY, Deputy
  33394-3091                                                     Director of the Division of Investment Management, Executive
                                                                 Assistant and Senior Advisor to the Chairman, Counselor to the
                                                                 Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
                                                                 Exchange Commission (1986-1995), Attorney, Roger & Wells, and
                                                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
-----------------------------------------------------------------------------------------------------------------------------------

* This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.




The trust pays noninterested board members and Mr. Brady an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the trust and by the Franklin Templeton Group of Funds.

                                                                         NUMBER OF BOARDS
                                                     TOTAL FEES          IN THE FRANKLIN
                                 TOTAL FEES       RECEIVED FROM THE      TEMPLETON GROUP
                               RECEIVED FROM     FRANKLIN TEMPLETON     OF FUNDS ON WHICH
NAME                             THE TRUST(1)      GROUP OF FUNDS(2)       EACH SERVES(3)
------------------------------ ---------------   --------------------   ------------------
Harris J. Ashton .............      $3,675            $361,157                  49
Nicholas F. Brady ............       3,675             140,975                  21
S. Joseph Fortunato ..........       3,675             367,835                  51
John Wm. Galbraith ...........       3,485             134,425                  20
Andrew H. Hines, Jr. .........       3,685             208,075                  22
Betty P. Krahmer .............       3,675             141,075                  21
Gordon S. Macklin ............       3,675             361,157                  49
Fred R. Millsaps .............       3,685             210,075                  22

-------------------------
1. For the fiscal year ended August 31, 1998. During the period from September 1, 1997 through February 27, 1998, an annual retainer of $2,500 and fees at the rate of $200 per board meeting attended were in effect.

2. For the calendar year ended December 31, 1998.

3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:

/bullet/ 0.50% of the value of average daily net assets up to and including $200 million;

/bullet/ 0.45% of the value of average daily net assets over $200 million and up to and including $1.3 billion; and

/bullet/ 0.40% of the value of average daily net assets over $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended August 31, the fund paid the following management fees:

                MANAGEMENT
               FEES PAID ($)
-----------------------------
1998 ......... 1,139,351
1997 ......... 1,046,390
1996 ......... 968,182

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the trust to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the fund's average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion;
         and

/bullet/ 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the fund paid the following administration fees:


               ADMINISTRATION
                FEES PAID ($)
------------------------------
1998 .........     340,429
1997 .........     309,301
1996 .........     278,143

For the periods prior to October 1, 1996, Templeton Global Investors, Inc. provided administrative services to the fund.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the trust's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                  BROKERAGE
               COMMISSIONS ($)
-------------------------------
1998 .........     5,681
1997 .........    14,015
1996 .........         0

As of August 31, 1998, the fund owned securities issued by Morgan Stanley, Inc. valued in the aggregate at $10,414,000. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January, to be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 1.22% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND
PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The fund is a nondiversified series of Templeton Income Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers three classes of shares, Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund may offer additional classes of shares in the future. The full title of each class is:

/bullet/ Templeton Income Trust, Templeton Global Bond Fund - Class A

/bullet/ Templeton Income Trust, Templeton Global Bond Fund - Class C

/bullet/ Templeton Income Trust, Templeton Global Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the fund is required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 14, 1998, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS         SHARE CLASS    PERCENTAGE (%)
----------------------- -------------   ------------------
Franklin Templeton Fund
 Allocator-
 Moderate Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
 94404-2470 ...........    Advisor          34.48

Franklin Templeton
 Trust Company
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA
 95741-2438 ...........    Advisor          28.75

Templeton Investment
 Counsel, Inc.
 ACNA
1850 Gateway, 6th Floor
San Mateo, CA
 94404-2470 ...........    Advisor          19.10


From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 14, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.


BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have his legal and investment advisors determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charges for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/ Was formed at least six months ago,

/bullet/ Has a purpose other than buying fund shares at a discount,

/bullet/ Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

/bullet/ Dividend and capital gain distributions from any Franklin Templeton
         Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class C shares.

/bullet/ Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

/bullet/ Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

/bullet/ Redemption proceeds from a repurchase of shares of Franklin Floating
         Rate Trust, if the shares were continuously held for at least 12 months.

         If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

/bullet/ Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

         If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

         If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.


/bullet/ Distributions from an existing retirement plan invested in the Franklin
         Templeton Funds.

WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


/bullet/ Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

/bullet/ Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

/bullet/ Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors.

/bullet/ Registered securities dealers and their affiliates, for their investment accounts only.

/bullet/ Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

/bullet/ Officers, trustees, directors and full-time employees of the Franklin
         Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

/bullet/ Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

/bullet/ Accounts managed by the Franklin Templeton Group.

/bullet/ Certain unit investment trusts and their holders reinvesting distributions from the trusts.

/bullet/ Group annuity separate accounts offered to retirement plans.

/bullet/ Chilean retirement plans that meet the requirements described under "Retirement plans" below.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy shares of the fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

                                           SALES
SIZE OF PURCHASE - U.S. DOLLARS          CHARGE (%)
---------------------------------------------------
Under $30,000...........................    3.0
$30,000 but less than $100,000..........    2.0
$100,000 but less than $400,000.........    1.0
$400,000 or more........................      0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply to any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

CDSC WAIVERS. The CDSC for any share class will generally be waived for:

/bullet/ Account fees.

/bullet/ Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors.

/bullet/ Redemptions by the fund when an account falls below the minimum required account size.

/bullet/ Redemptions following the death of the shareholder or beneficial owner.

/bullet/ Redemptions through a systematic withdrawal plan set up before February
         1, 1995.

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan.

/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R).

/bullet/ Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy.

/bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
--------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                               AMOUNT RECEIVED IN
             TOTAL             AMOUNT            CONNECTION WITH
          COMMISSIONS        RETAINED BY         REDEMPTIONS AND
         RECEIVED ($)     DISTRIBUTORS ($)       REPURCHASES ($)
------------------------------------------------------------------
1998        467,836               777                 12,258
1997        608,587           (2,666)                  4,182
1996        453,128           21,650                   1,894

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12b-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets, payable quarterly. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1998, expenses under the Class A plan that may be reimbursable in future quarters or years totaled $73,567, or 0.04% of Class A's net assets.

THE CLASS C PLAN. Under the Class C plan, the fund pays Distributors up to 0.50% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class C plan are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class C shares.

THE CLASS A AND C PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended August 31, 1998, the amounts paid by the fund pursuant to the plans were:

                          CLASS A ($)     CLASS C ($)
-----------------------------------------------------
Advertising .............   5,821           4,966
Printing and mailing
  prospectuses other
  than to current
  shareholders ..........  73,616          16,312
Payments to
  underwriters ..........  11,755           9,256
Payments to
  broker-dealers ........ 418,492          94,552
Other ...................       0               0
                          -------         -------
Total ................... 509,684         125,086
                          =======         =======

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund.

The average annual total returns for the indicated periods ended August 31, 1998, were:

                    1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------
Class A .........    -1.58%         4.86%         7.39%

                                      SINCE
                                    INCEPTION
                      1 YEAR       (05/01/95)
---------------------------------------------
Class C .........     0.44%           7.13%

These figures were calculated according to the SEC formula:

P (1+T)n =  ERV

where:


P =   a hypothetical initial payment of $1,000

T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gains distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:


                    1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------
Class A .........    -1.58%        26.77%         103.96%


                            SINCE
                          INCEPTION
            1 YEAR       (05/01/95)
-----------------------------------
Class C     0.44%            25.84%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended August 31, 1998, were:

CLASS A     CLASS C
-------------------
4.55%       4.30%


These figures were obtained using the following SEC formula:

Yield = 2 [(a-b  + 1)6 - 1]
            ---
            cd
where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended August 31, 1998, were:

CLASS A     CLASS C
-------------------
6.05%       5.83%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital
         International(R) or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.


/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.


From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





ANNUAL REPORT
[PHOTOGRAPH]

MARCH 31, 1999

TEMPLETON AMERICAS
GOVERNMENT SECURITIES FUND

[LOGO(R)]
FRANKLIN(R) TEMPLETON(R)




[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.


CONTENTS


Shareholder Letter                 1

Performance Summary                5

Financial Highlights &
Statement of Investments           8

Financial Statements              11

Notes to Financial
Statements                        14

Independent Auditors' Report      17

Tax Designation                   18


[PYRAMID]
FUND CATEGORY - GLOBAL
                GROWTH
                GROWTH & INCOME
                INCOME
                TAX-FREE INCOME



SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Americas Government Securities Fund seeks a high level of current income, with total return as a secondary goal. It seeks to achieve this goal by investing, under normal market conditions, at least 65% of its total assets in debt securities issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South, and Central America and the surrounding waters).
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report covers the fiscal year ended March 31, 1999. During this time, the Fund's performance was significantly impacted by the relatively high volatility of bond markets in emerging market countries. Currency and financial crises in Russia and Brazil adversely affected many securities markets, particularly those of Latin America. Many investors were concerned that countries such as Brazil could follow Russia's footsteps and devalue their currencies. The International Monetary Fund (IMF) approved a financial support package for Brazil, temporarily preventing the Russian crisis from spreading into that country. Severe volatility returned, however, when Brazil devalued its currency in early 1999. Subsequently, its congress approved


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 9 of this report.


[GEOGRAPHIC DISTRIBUTION PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/99

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]

United States                               38.2%
Mexico                                      20.9%
Argentina                                   12.1%
Brazil                                       9.8%
Venezuela                                    7.6%
Jamaica                                      5.1%
Ecuador                                      3.6%
Other Countries                              1.9%
Short-Term Investments & Other Net Assets    0.8%


fiscal measures designed to improve the government's finances, the IMF continued to provide support, and the Latin American debt market began to recover during February and March. This recovery is evidenced by the J.P. Morgan Latin Eurobond Index (LEI) posting a one-year return of -3.23%.(1)

In the U.S., the Federal Reserve lowered interest rates three times between August and November 1998 in an effort to mitigate the impact of the Asian and Russian currency crises on the U.S. economy and global financial markets. These steps, together with relatively low inflation, high productivity, a strong dollar, and the flight of investors to the safety of U.S. Treasuries, benefited the U.S. bond market. During the year under review, the J.P. Morgan U.S. Government Bond Index returned 6.69%, and the J.P. Morgan U.S. Government Bond/Latin Eurobond Index returned 4.15%.(2)

Within this environment, Templeton Americas Government Securities Fund posted a -2.54% cumulative total return for the one-year period ended March 31, 1999, as shown in the Performance Summary on page 6. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the Fund delivered a cumulative total return of 47.39% since inception on June 27, 1994.


(1.) Source: J.P. Morgan. The LEI covers Eurobonds of over US$100 million from Latin America and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: J.P. Morgan. The J.P. Morgan U.S. Government Bond Index is a total return index that tracks the U.S. Treasuries market. Each issue is weighted according to its traded market capitalization in U.S. dollar terms. All issues included in the index have remaining maturities of one year or more. The J.P. Morgan U.S. Government Bond/Latin Eurobond Index is a proprietary index developed by the Franklin Templeton organization that combines 60% of the J.P. Morgan U.S. Government Bond Index and 40% of the J.P. Morgan Latin Eurobond Index (LEI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



PORTFOLIO BREAKDOWN
3/31/99


                                                % OF TOTAL
                                                NET ASSETS
-------------------------------------------------------------------
Government Bonds
(U.S. and Foreign)                                94.5%
Corporate Bonds
(U.S. and Foreign)                                 4.7%
Short-Term Investments
& Other Net Assets                                 0.8%


At the end of the reporting period, the U.S. represented our largest exposure at 38.2% of total net assets. Debt securities of Mexico, Argentina, Brazil, and Venezuela represented our four largest emerging market allocations. Together, they comprised 50.4% of the Fund's total net assets. During the year, we shifted the Fund's allocations and focused on emerging markets that we believed would experience the least volatility, while still seeking high current income. We emphasized bonds issued by Mexico and Argentina because both countries adopted measures addressing low prices for commodities, their main sources of export revenue.

Looking forward, we intend to maintain our focus on bonds from those countries we believe are progressing on structural reform, including both fiscal and monetary measures. In our opinion, such securities have potential to rise in value if the countries' economic performance and creditworthiness improve. Although volatility could continue to affect nations with weak currencies, we are optimistic that many of those countries may be able to service their debt obligations through responsible economic policy-making and financial reform. We believe the direction of global commodity prices, an important issue for Latin American economies, will be largely influenced by any recovery in Asian industrial production. By the end of the reporting period, emerging Asian economies had begun to recover and their focus was on structural reform programs designed to secure their recovery over the long term. Meanwhile, we will continue to follow a defensive credit and currency posture until we believe credit risk sensitivity and its resultant volatility stabilize.

Of course, investments in foreign securities concentrated in a single region involve special risks, such as market and currency volatility, and adverse economic, social and political developments in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with political instability, higher rates of inflation, controls on foreign investment, and the relatively small size and lesser liquidity of these markets. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominately speculative. These risks and other considerations are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your continued investment in the Fund, and would like to reaffirm our dedication and commitment to searching the Western Hemisphere for the best possible securities for the Fund's portfolio.

Sincerely,

The Portfolio Management Team
Templeton Americas Government Securities Fund



PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION  (4/1/98-3/31/99)

CLASS A                                    CHANGE             3/31/99    3/31/98
--------------------------------------------------------------------------------
Net Asset Value                            -$1.08              $9.60      $10.68

                                        DISTRIBUTIONS
                                        ----------------------------------------
Dividend Income                            $0.7370
Long-Term Capital Gain                     $0.0150
Short-Term Capital Gain                    $0.0400
         Total                             $0.7920

Templeton Americas Government Securities Fund paid distributions derived from long-term capital gains of 1.5 cents ($0.0150) per share in May, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


--------------------------------------------------------------------------------
Subject to the maximum 4.25% initial sales charge. The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the Fund's total returns would have been lower. After July 31, 1999, the fee waiver and expense reimbursement may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.


PERFORMANCE

                                                                       INCEPTION
                                               1-YEAR      3-YEAR      (6/27/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -2.54%      29.35%       47.39%

Average Annual Total Return(2)                  -6.65%       7.40%        7.52%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominately speculative. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


              Past performance is not predictive of future results.



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indices differ from the Fund in composition, do not pay management fees or expenses and include reinvested interest. One cannot invest directly in an index.

We are replacing the J.P. Morgan U.S. Government Bond/Latin Eurobond Index with the J.P. Morgan Latin Eurobond Index as one of the Fund's benchmarks because we believe that it no longer provides an appropriate comparison for the Fund's performance based on the composition of the Fund's portfolio. The J.P. Morgan U.S. Government Bond/Latin Eurobond Index may be dropped from next year's report.


[TOTAL RETURN INDEX COMPARISON LINE GRAPHIC]

$10,000 Investment (6/27/94 - 3/31/99)

                                                                 Date
Templeton Americas Government Securities Fund                    3/99        $14,118
60% J.P. Morgan U.S. Gov't Bond/40% Latin Eurobond Index*        3/99        $15,344
J.P. Morgan Latin Eurobond Index**                               3/99        $15,896
J.P. Morgan U.S. Gov't Bond Index***                             3/99        $14,403


[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND TO THAT OF THE J.P. MORGAN U.S. GOVERNMENT BOND/LATIN EUROBOND INDEX, THE J.P. MORGAN LATIN EUROBOND INDEX, AND THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX, BASED ON A $10,000 INVESTMENT FROM 6/27/94 TO 3/31/99.]




                    Templeton       60% JPM US Gov't   JP Morgan    JP Morgan
                     Americas        Bond/40% Latin   U.S. Gov't      Latin
                    Government       Eurobond Index   Bond Index  Eurobond Index
                 Securities Fund
                -----------------------------------------------------------------

        6/27/94       $9,579            $10,000         $10,000      $10,000
         Jun-94       $9,579             $9,993         $9,934       $10,046
         Jul-94       $9,607            $10,131         $10,096      $10,146
         Aug-94       $9,636            $10,254         $10,109      $10,434
         Sep-94       $9,655            $10,146         $9,989       $10,346
         Oct-94       $9,665            $10,104         $9,983       $10,247
         Nov-94       $9,670            $10,074         $9,953       $10,218
         Dec-94       $9,553             $9,797         $10,010       $9,427
         Jan-95       $9,476             $9,587         $10,184       $8,676
         Feb-95       $9,451             $9,621         $10,399       $8,480
         Mar-95       $9,451             $9,629         $10,468       $8,413
         Apr-95       $9,678            $10,241         $10,596       $9,598
         May-95       $9,955            $10,684         $10,989      $10,099
         Jun-95       $9,956            $10,795         $11,077      $10,239
         Jul-95      $10,015            $11,053         $11,047      $10,893
         Aug-95      $10,186            $11,182         $11,165      $11,035
         Sep-95      $10,347            $11,294         $11,264      $11,165
         Oct-95      $10,407            $11,336         $11,423      $11,032
         Nov-95      $10,632            $11,581         $11,592      $11,383
         Dec-95      $10,907            $11,841         $11,746      $11,793
         Jan-96      $11,307            $12,068         $11,827      $12,237
         Feb-96      $10,904            $11,859         $11,611      $12,043
         Mar-96      $10,914            $11,869         $11,523      $12,204
         Apr-96      $11,107            $11,943         $11,460      $12,495
         May-96      $11,149            $11,953         $11,445      $12,545
         Jun-96      $11,358            $12,091         $11,577      $12,691
         Jul-96      $11,391            $12,113         $11,606      $12,701
         Aug-96      $11,568            $12,231         $11,594      $13,026
         Sep-96      $11,980            $12,452         $11,767      $13,323
         Oct-96      $12,093            $12,620         $12,005      $13,372
         Nov-96      $12,476            $12,946         $12,201      $13,907
         Dec-96      $12,556            $12,947         $12,091      $14,097
         Jan-97      $12,756            $13,061         $12,113      $14,371
         Feb-97      $12,826            $13,150         $12,128      $14,590
         Mar-97      $12,671            $12,983         $12,008      $14,342
         Apr-97      $12,923            $13,225         $12,180      $14,704
         May-97      $13,200            $13,413         $12,288      $15,030
         Jun-97      $13,376            $13,595         $12,427      $15,283
         Jul-97      $13,794            $14,022         $12,793      $15,811
         Aug-97      $13,705            $13,879         $12,658      $15,656
         Sep-97      $13,884            $14,121         $12,854      $15,976
         Oct-97      $13,250            $13,758         $13,087      $14,517
         Nov-97      $13,575            $14,094         $13,154      $15,288
         Dec-97      $13,828            $14,320         $13,301      $15,648
         Jan-98      $14,163            $14,575         $13,507      $15,980
         Feb-98      $14,365            $14,664         $13,462      $16,303
         Mar-98      $14,486            $14,733         $13,500      $16,427
         Apr-98      $14,459            $14,758         $13,560      $16,389
         May-98      $14,254            $14,740         $13,704      $16,074
         Jun-98      $14,116            $14,775         $13,867      $15,883
         Jul-98      $14,184            $14,882         $13,891      $16,129
         Aug-98      $12,089            $13,634         $14,279      $12,074
         Sep-98      $12,974            $14,472         $14,683      $13,414
         Oct-98      $13,567            $14,868         $14,630      $14,404
         Nov-98      $14,022            $15,311         $14,632      $15,475
         Dec-98      $13,822            $15,234         $14,664      $15,230
         Jan-99      $13,723            $15,073         $14,744      $14,703
         Feb-99      $13,635            $14,925         $14,348      $14,934
         Mar-99      $14,118            $15,344         $14,403      $15,896

AVERAGE ANNUAL TOTAL RETURN 3/31/99

1-Year                        -6.65%
3-Year                         7.40%
Since Inception (6/27/94)      7.52%


* The J.P. Morgan U.S. Government Bond/Latin Eurobond Index is a proprietary index developed by the Franklin Templeton organization that combines 60% of the J.P. Morgan U.S. Government Bond Index and 40% of the J.P. Morgan Latin Eurobond Index (LEI).

** The LEI covers Eurobonds of over U.S. $100 million from Latin America.

*** The J.P. Morgan U.S. Government Bond Index is a total return index that tracks the U.S. Treasuries market. Each issue is weighted according to its traded market capitalization in U.S. dollar terms. All issues included in the index have remaining maturities of one year or more.

Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Highlights

                                                                                   YEAR ENDED MARCH 31,
                                                                -----------------------------------------------------------
                                                                 1999         1998         1997         1996         1995+
                                                                 ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year........................       $10.68       $10.64       $10.20        $9.59       $10.00
                                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income....................................          .74          .73          .74          .75          .30
 Net realized and unrealized gains (losses)...............        (1.03)         .68          .85          .71         (.43)
                                                                -----------------------------------------------------------
Total from investment operations..........................         (.29)        1.41         1.59         1.46         (.13)
                                                                -----------------------------------------------------------
Less distributions from:
 Net investment income....................................         (.74)        (.72)        (.77)        (.69)        (.28)
 Net realized gains.......................................         (.05)        (.65)        (.38)        (.16)          --
                                                                -----------------------------------------------------------
Total distributions.......................................         (.79)       (1.37)       (1.15)        (.85)        (.28)
                                                                -----------------------------------------------------------
Net asset value, end of year..............................        $9.60       $10.68       $10.64       $10.20        $9.59
                                                                ===========================================================
Total Return*.............................................      (2.54)%       14.21%       16.23%       15.49%      (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................      $22,269      $14,973       $5,627       $3,540       $2,826
Ratios to average net assets:
 Expenses.................................................        1.25%        1.25%        1.25%        1.25%        1.25%**
 Expenses, excluding waiver and payments by affiliate.....        1.59%        1.89%        2.79%        4.98%        6.49%**
 Net investment income....................................        7.70%        7.11%        7.16%        7.47%        5.07%**
Portfolio turnover rate...................................       56.32%       70.79%      275.02%      163.57%           --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period June 27, 1994 (commencement of operations) to March 31, 1995.
                       See Notes to Financial Statements.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                PRINCIPAL
                                                                 AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES 99.2%
ARGENTINA 12.1%
Bridas Corp., 12.50%, 11/15/99..............................    $   50,000         $    51,375
Republic of Argentina:
  9.25%, 2/23/01............................................       555,000             556,804
  8.75%, 5/09/02............................................     1,625,000           1,491,344
  11.00%, 10/09/06..........................................       225,000             214,172
  Reg S, 11.75%, 2/12/07....................................        80,000ARS           73,704
  11.375%, 1/30/17..........................................       200,000             188,750
  9.75%, 9/19/27............................................       150,000             124,875
                                                                                   -----------
                                                                                     2,701,024
                                                                                   -----------
BRAZIL 9.8%
Companhia Paranaense De Energia-Copel, Reg S, 9.75%,
  5/02/05...................................................       450,000             370,037
Government of Brazil:
  8.875%, 11/05/01..........................................       250,000             248,750
  9.375%, 4/07/08...........................................       800,000             609,000
  Series L, FRN, 6.188%, 4/15/12............................       310,000             180,770
  8.00%, 4/15/14............................................       529,928             341,729
  10.125%, 5/15/27..........................................       600,000             438,000
                                                                                   -----------
                                                                                     2,188,286
                                                                                   -----------
ECUADOR 3.6%
Republic of Ecuador:
  Reg S, 11.25%, 4/25/02....................................       955,000             617,169
  FRN, 6.625%, 2/28/25......................................       400,000             190,000
                                                                                   -----------
                                                                                       807,169
                                                                                   -----------
JAMAICA 5.1%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............     1,225,000           1,120,875
                                                                                   -----------
MEXICO 20.9%
Bepensa SA, 144A, 9.75%, 9/30/04............................       230,000             205,850
Cemex SA, 144A, 10.75%, 7/15/00.............................        65,000              67,437
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................       250,000             256,250
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....        80,000              65,200
United Mexican States:
  9.75%, 2/06/01............................................       400,000             414,200
  8.625%, 3/12/08...........................................     1,140,000           1,075,875
  11.375%, 9/15/16..........................................     1,560,000           1,687,686
  A, 6.25%, 12/31/19........................................       490,000             383,425
  11.50%, 5/15/26...........................................       450,000             501,750
                                                                                   -----------
                                                                                     4,657,673
                                                                                   -----------
PANAMA .2%
Republic of Panama, FRN, 6.191%, 5/14/02....................        43,077              41,785
                                                                                   -----------
PERU 1.6%
Republic of Peru, FRN, 4.50%, 3/07/17.......................       550,000             350,971
                                                                                   -----------



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TRINIDAD AND TOBAGO .1%
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................    $   30,000         $    28,800
                                                                                   -----------
UNITED STATES 38.2%
U.S. Treasury Bond, 5.25%, 11/15/28.........................     2,100,000           1,959,562
U.S. Treasury Notes:
  5.50%, 3/31/00............................................       400,000             402,375
  5.375%, 6/30/00...........................................     1,300,000           1,306,907
  5.375%, 7/31/00...........................................     3,000,000           3,015,939
  6.125%, 7/31/00...........................................       260,000             263,900
  6.25%, 4/30/01............................................       325,000             332,719
  8.00%, 5/15/01............................................       225,000             238,289
  6.375%, 8/15/02...........................................       210,000             217,678
  6.125%, 8/15/07...........................................       723,000             756,213
                                                                                   -----------
                                                                                     8,493,582
                                                                                   -----------
VENEZUELA 7.6%
Republic of Venezuela:
  Reg S, 9.125%, 6/18/07....................................       400,000             306,000
  FRN, 5.938%, 12/18/07.....................................       214,285             149,866
  9.25%, 9/15/27............................................     2,025,000           1,243,476
                                                                                   -----------
                                                                                     1,699,342
                                                                                   -----------
TOTAL LONG TERM SECURITIES (COST $23,818,311)...............                        22,089,507
                                                                                   -----------
SHORT TERM INVESTMENT (COST $113,000) .5%
Den Danske Bank, 5.00%, 4/01/99, Time Deposit...............       113,000             113,000
                                                                                   -----------
TOTAL INVESTMENTS (COST $23,931,311) 99.7%..................                        22,202,507
OTHER ASSETS, LESS LIABILITIES .3%..........................                            66,421
                                                                                   -----------
TOTAL NET ASSETS 100.0%.....................................                       $22,268,928
                                                                                   ===========

CURRENCY ABBREVIATION:

ARS  -- Argentine Peso

*Securities denominated in U.S. dollars unless otherwise indicated.

                       See Notes to Financial Statements.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $23,931,311).....    $22,202,507
 Cash.......................................................            143
 Receivables:
  Fund shares sold..........................................          7,080
  Dividends and interest....................................        451,954
 Other assets...............................................          4,170
                                                                -----------
      Total assets..........................................     22,665,854
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        326,494
  To affiliates.............................................         35,013
 Accrued expenses...........................................         35,419
                                                                -----------
      Total liabilities.....................................        396,926
                                                                -----------
Net assets, at value........................................    $22,268,928
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    29,645
 Net unrealized depreciation................................     (1,728,804)
 Accumulated net realized loss..............................       (120,316)
 Beneficial shares..........................................     24,088,403
                                                                -----------
Net assets, at value........................................    $22,268,928
                                                                ===========
Net asset value per share ($22,268,928 / 2,319,770 shares
  outstanding)..............................................          $9.60
                                                                ===========
Maximum offering price per share ($9.60 / 95.75%)...........         $10.03
                                                                ===========

                       See Notes to Financial Statements.


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Interest Income.............................................                   $ 1,967,448
                                                                               -----------
Expenses:
 Management fees (Note 3)...................................    $131,960
 Administrative fees (Note 3)...............................      32,989
 Distribution fees (Note 3).................................      77,033
 Transfer agent fees (Note 3)...............................      33,100
 Custodian fees.............................................       3,400
 Reports to shareholders....................................      18,500
 Registration and filing fees...............................      18,500
 Professional fees..........................................      15,300
 Trustees' fees and expenses................................       2,900
 Amortization of organization costs.........................      13,505
 Other......................................................       2,648
                                                                --------
      Total expenses........................................                       349,835
      Expenses waived/paid by affiliate (Note 3)............                       (74,935)
                                                                               -----------
          Net expenses......................................                       274,900
                                                                               -----------
            Net investment income...........................                     1,692,548
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (44,071)
  Foreign currency transactions.............................          29
                                                                --------
      Net realized loss.....................................                       (44,042)
      Net unrealized depreciation on investments............                    (2,007,155)
                                                                               -----------
Net realized and unrealized loss............................                    (2,051,197)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $  (358,649)
                                                                               ===========

                       See Notes to Financial Statements.


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                   1999              1998
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 1,692,548       $   615,055
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (44,042)          265,405
  Net unrealized appreciation (depreciation) on
   investments..............................................     (2,007,155)          270,720
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (358,649)        1,151,180
 Distributions to shareholders from:
  Net investment income.....................................     (1,681,932)         (596,026)
  Net realized gains........................................       (119,661)         (438,559)
 Fund share transactions (Note 2)...........................      9,456,029         9,229,467
                                                                -----------------------------
    Net increase in net assets..............................      7,295,787         9,346,062
Net assets:
 Beginning of year..........................................     14,973,141         5,627,079
                                                                -----------------------------
 End of year................................................    $22,268,928       $14,973,141
                                                                =============================
Undistributed net investment income included in net assets:
 End of year................................................    $    29,645       $    19,029
                                                                =============================

                       See Notes to Financial Statements.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Americas Government Securities Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, with total return as a secondary goal by investing, under normal market conditions, at least 65% of its total net assets in debt securities issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South, or Central America and the surrounding waters). The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1999                             1998
                                                              ---------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                              ---------------------------------------------------------
Shares sold.................................................  1,734,521    $17,294,112         1,111,163    $11,762,737
Shares issued on reinvestment of distributions..............    149,473      1,452,139            91,732        958,993
Shares redeemed.............................................   (966,650)    (9,290,222)         (329,474)    (3,492,263)
                                                              ---------------------------------------------------------
Net increase................................................    917,344    $ 9,456,029           873,421    $ 9,229,467
                                                              =========================================================

Templeton Global Investors, Inc., an affiliate of the Fund, is the record owner of 300,333 shares as of March 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI of 0.60% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.25% of the Fund's average daily net assets through July 31, 1999, as reflected in the Statement of Operations.

The Fund reimburses Distributors up to 0.35% per year of its average daily net assets for costs incurred in marketing the Fund's shares. Under the distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999, unreimbursed costs were $78,761. Distributors received net commissions from sales of Fund shares for the period of $7,152.

4. INCOME TAXES

At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $24,066,931 was as follows:

Unrealized appreciation.....................................  $   251,403
Unrealized depreciation.....................................   (2,115,827)
                                                              -----------
Net unrealized depreciation.................................  $(1,864,424)
                                                              ===========

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $23,851,213 and $10,687,790, respectively.

6. SUBSEQUENT EVENT

The Fund's Board of Directors approved a proposal to merge the Fund into Templeton Global Bond Fund, subject to shareholder approval. It is anticipated that in late 1999, shareholders will receive a proxy and proxy statement requesting their vote on the proposal.



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITOR'S REPORT
To the Board of Trustees and Shareholders
Templeton Americas Government Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Americas Securities Government Fund as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Americas Government Securities Fund as of March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
April 30, 1999



TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Americas Government Securities Fund hereby designates $4,836 as a capital gain dividend for the fiscal year ended March 31, 1999.




Annual Report

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

Shareholder Services
1-800/632-2301

Fund Information
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Americas Government Securities Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


416 A99 05/99                               [Printed on recycled paper LOGO]









SEMIANNUAL REPORT

February 28, 1999

TEMPLETON GLOBAL BOND FUND


[LOGO]  FRANKLIN TEMPLETON(R)





[SEAL] CELEBRATING 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world, including emerging markets.
--------------------------------------------------------------------------------


Dear Shareholder:

This report of Templeton Global Bond Fund covers the six months ended February 28, 1999. During this period, the U.S. economy remained strong, as healthy consumer spending offset reduced exports and business spending. Inflation remained subdued, despite strong economic growth, partly because of productivity gains, low commodity prices, and a relatively strong dollar. In Europe, inflation reached historic lows and many economies there began to show signs of slower economic growth. Many European central banks reduced official interest rates during the fourth quarter of 1998, due largely


CONTENTS

Shareholder Letter ...............................................      1

Performance Summary ..............................................      6

Financial Highlights & Statement of Investments ..................      8

Financial Statements .............................................     14

Notes to Financial Statements ....................................     17


                                [GRAPH] PYRAMID
                                 FUND CATEGORY

                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.


GEOGRAPHIC DISTRIBUTION OF ISSUERS OF SECURITIES
Based on Total Net Assets
2/28/99

[THIS CHART SHOWS IN BAR FORMAT THE GEOGRAPHIC DISTRIBUTION OF ISSUERS OF SECURITIES OF TEMPLETON GLOBAL BOND FUND, BASED ON NET ASSETS AS OF 2/28/99.]


[BAR GRAPH]

Europe ...............................................               43.4%
United States ........................................               30.7%
Australia & New Zealand ..............................                8.4%
Canada ...............................................                8.2%
Latin America ........................................                6.9%
Asia .................................................                1.0%
Short-Term Investments & Other Net Assets ............                1.4%

to concerns that the region could experience deflation if economic growth continued to stagnate. In Asia, Japanese banks continued to be hamstrung by bad debt. Although the Japanese government struggled to restructure the economy, its efforts failed and the country remained in a recession.

Responding to these conditions, global bond investors reduced their holdings of emerging market debt securities and increased their exposure to higher-quality, developed market government bonds. Within this environment, Templeton Global Bond Fund - Class A produced a 0.33% cumulative total return for the six-month period ended February 28, 1999, as shown in the Performance Summary on page 6.

During the six months under review, we allocated approximately 91% of the Fund's total net assets to intermediate- and long-term bonds from developed countries, with the remaining assets invested in what we believed to be the highest quality, most liquid bonds we could find in emerging markets. We believed this strategy offered the potential for more attractive long-term returns at the cost of modestly higher, short-term volatility. However, even though volatility did increase in many emerging markets, our allocation to these assets helped the Fund's performance, as emerging market debt in general returned 17.86% during the period under review, as measured by the J.P. Morgan Emerging Market Bond Index Plus.(1)

The Fund's allocation to North American countries decreased during the period, while its European exposure remained essentially unchanged. Its emerging markets exposure increased slightly. During the period, we undertook hedging activities in an effort to minimize the possible loss of value arising from changes in exchange rates for the Fund's European currency-denominated bonds. Believing the U.S. dollar could depreciate further in early 1999, we decreased our hedging activities, and at the end of the reporting period, the Fund's net U.S. dollar exposure was 42.4%, down from 86.1% at the beginning of the period.

Our long-term outlook for the Fund remains positive. In addition to continued uncertainty about emerging markets, we believe the critical issue for future interest rates will be the balance struck between global growth and inflation. In our


PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/28/99

[THIS CHART LISTS THE PORTFOLIO BREAKDOWN OF TEMPLETON GLOBAL BOND FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]

-----------------------------------------------------------------------
Government Bonds .........................................        91.0%
Corporate Bonds ..........................................         7.3%
Common Stocks ............................................         0.2%
Limited Partnerships .....................................         0.1%
Short-Term Investments & Other Net Assets ................         1.4%


1. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index. opinion, economic growth for the remainder of 1999 probably will be weaker than in the past several years. The extent of this weakness may largely depend on economic developments in the U.S. The U.S. economy is dependent, to some extent, on economic stability in Latin America, and problems there could depress U.S. exports, which could in turn have a negative effect on European economic performance. If combined with benign inflation, this could be an attractive environment for high quality bonds.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Bond Fund and look forward to serving your investment needs in the months and years to come.

Sincerely,

Portfolio Management Team
Templeton Global Bond Fund



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (9/1/98 - 2/28/99)

CLASS A                         CHANGE                 2/28/99         8/31/98
------------------------------------------------------------------------------
Net Asset Value                 - $0.26                 $9.23           $9.49

                                DISTRIBUTIONS
                                ----------------------------------------------
Dividend Income                 $0.3000

CLASS C                         CHANGE                 2/28/99         8/31/98
------------------------------------------------------------------------------
Net Asset Value                 - $0.26                 $9.24           $9.50

                                DISTRIBUTIONS
                                ----------------------------------------------
Dividend Income                 $0.2771

ADVISOR CLASS                   CHANGE                 2/28/99         8/31/98
------------------------------------------------------------------------------
Net Asset Value                 - $0.26                 $9.23           $9.49

                                DISTRIBUTIONS
                                ----------------------------------------------
Dividend Income                 $0.3141


             Past performance is not predictive of future results.



PERFORMANCE

                                                                         INCEPTION
CLASS A            6-MONTHS      1-YEAR      5-YEAR         10-YEAR      (9/18/86)
----------------------------------------------------------------------------------
Cumulative
Total Return(1)        0.33%        0.73%       30.56%       102.40%       144.46%

Average Annual
Total Return(2)      - 3.93%      - 3.52%        4.57%         6.84%         7.08%

Value of $10,000
Investment(3)      $  9,607     $  9,648     $ 12,506      $ 19,371      $ 23,416

                                                          INCEPTION
CLASS C            6-MONTHS      1-YEAR       3-YEAR      (5/1/95)
----------------------------------------------------------------------------------
Cumulative
Total Return(1)        0.09%        0.43%       13.63%        27.20%

Average Annual
Total Return(2)      - 1.92%      - 1.53%         3.99%         6.21%

Value of $10,000
Investment(3)      $  9,808     $  9,847     $ 11,247      $ 12,595


                                                                         INCEPTION
ADVISOR CLASS(4)   6-MONTHS      1-YEAR       5-YEAR       10-YEAR       (9/18/86)
----------------------------------------------------------------------------------
Cumulative
Total Return(1)        0.47%        1.09%       31.28%       103.51%       145.81%

Average Annual
Total Return(2)        0.47%        1.09%        5.59%         7.36%         7.49%

Value of $10,000
Investment(3)      $ 10,047     $ 10,109     $ 13,128      $ 20,351      $ 24,581

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were 4.39% and 2.01%, respectively.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.



TEMPLETON GLOBAL BOND FUND
Financial Highlights

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 1999      ----------------------------------------------------------------
                                             (UNAUDITED)           1998          1997          1996          1995         1994+
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
period..............................              $9.49             $9.82         $9.76         $9.32         $9.05         $9.96
                                          ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............                .28               .60           .63           .69           .73           .72
 Net realized and unrealized gains
   (losses).........................               (.24)             (.32)          .03           .35           .17          (.91)
                                          ---------------------------------------------------------------------------------------
Total from investment operations....                .04               .28           .66          1.04           .90          (.19)
                                          ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..............               (.30)             (.55)         (.60)         (.58)         (.54)         (.53)
 Net realized gains.................                 --              (.06)           --            --            --          (.07)
 Tax return of capital..............                 --                --            --          (.02)         (.09)         (.12)
                                          ---------------------------------------------------------------------------------------
Total distributions.................               (.30)             (.61)         (.60)         (.60)         (.63)         (.72)
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period......              $9.23             $9.49         $9.82         $9.76         $9.32         $9.05
                                          =======================================================================================
Total Return*.......................               .33%             2.82%         6.87%        11.44%        10.43%       (2.01)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...           $170,573          $189,898      $198,131      $185,596      $191,301      $205,482
Ratios to average net assets:
 Expenses...........................              1.20%**           1.17%         1.15%         1.13%         1.18%         1.18%
 Net investment income..............              5.90%**           6.12%         6.41%         7.09%         7.99%         7.50%
Portfolio turnover rate.............             63.69%            75.95%       166.69%       109.40%       101.12%       139.23%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on weighted average shares outstanding.


TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                     CLASS C
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                      FEBRUARY 28, 1999      ----------------------------------------------
                                                         (UNAUDITED)          1998         1997         1996         1995+
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period............             $9.50             $9.83        $9.77        $9.31        $9.05
                                                      ---------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................               .26               .56          .57          .61          .21
 Net realized and unrealized gains (losses).....              (.24)             (.32)         .05          .41          .24
                                                      ---------------------------------------------------------------------
Total from investment operations................               .02               .24          .62         1.02          .45
                                                      ---------------------------------------------------------------------
Less distributions from:
 Net investment income..........................              (.28)             (.51)        (.56)        (.54)        (.15)
 Net realized gains.............................                --              (.06)          --           --           --
 Tax return of capital..........................                --                --           --         (.02)        (.04)
                                                      ---------------------------------------------------------------------
Total distributions.............................              (.28)             (.57)        (.56)        (.56)        (.19)
                                                      ---------------------------------------------------------------------
Net asset value, end of period..................             $9.24             $9.50        $9.83        $9.77        $9.31
                                                      =====================================================================
Total Return*...................................              .09%             2.46%        6.44%       11.20%        5.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...............           $20,738           $20,404      $16,629       $6,563       $2,043
Ratios to average net assets:
 Expenses.......................................             1.60%**           1.56%        1.54%        1.56%        1.57%**
 Net investment income..........................             5.50%**           5.73%        5.96%        6.69%        7.47%**
Portfolio turnover rate.........................            75.59%            75.95%      166.69%      109.40%      101.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.


TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                  ADVISOR CLASS
                                                                  ---------------------------------------------
                                                                  SIX MONTHS ENDED       YEAR ENDED AUGUST 31,
                                                                  FEBRUARY 28, 1999      ----------------------
                                                                     (UNAUDITED)          1998          1997+
                                                                  ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................             $9.49             $9.82         $10.16
                                                                  ---------------------------------------------
Income from investment operations:
 Net investment income......................................               .28               .62            .42
 Net realized and unrealized losses.........................              (.23)             (.32)          (.34)
                                                                  ---------------------------------------------
Total from investment operations............................               .05               .30            .08
                                                                  ---------------------------------------------
Less distributions from:
 Net investment income......................................              (.31)             (.57)          (.42)
 Net realized gains.........................................                --              (.06)            --
                                                                  ---------------------------------------------
Total distributions.........................................              (.31)             (.63)          (.42)
                                                                  ---------------------------------------------
Net asset value, end of period..............................             $9.23             $9.49          $9.82
                                                                   ============================================
Total Return*...............................................              .47%             3.08%           .80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................            $1,324           $11,330        $12,742
Ratios to average net assets:
 Expenses...................................................              .95%**            .91%           .88%**
 Net investment income......................................             6.33%**           6.38%          6.76%**
Portfolio turnover rate.....................................            75.59%            75.95%        166.69%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.

                       See Notes to Financial Statements.


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                               PRINCIPAL
                                                               AMOUNT**               VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
ARGENTINA 2.6%
Perez Companc SA, 144A, 8.125%, 7/15/07.....................  $5,000,000           $  4,225,000
Republic of Argentina:
 8.375%, 12/20/03...........................................     480,000                421,200
 11.00%, 10/09/06...........................................     460,000                417,738
                                                                                   ------------
                                                                                      5,063,938
                                                                                   ------------
AUSTRALIA 4.4%
Government of Australia, 7.50%, 7/15/05.....................  12,358,000    AUD       8,518,935
                                                                                   ------------
CANADA 8.2%
Government of Canada:
 10.50%, 7/01/00............................................  10,600,000    CAD       7,484,745
 10.50%, 3/01/01............................................   6,235,000    CAD       4,525,053
 10.00%, 5/01/02............................................   5,135,000    CAD       3,849,192
                                                                                   ------------
                                                                                     15,858,990
                                                                                   ------------
CHILE 1.9%
Compania Sud Americana de Vapores SA:
 7.375%, 12/08/03...........................................   1,500,000              1,333,034
 144A, 7.375%, 12/08/03.....................................   2,500,000              2,221,723
                                                                                   ------------
                                                                                      3,554,757
                                                                                   ------------
COLOMBIA 1.1%
Republic of Colombia, 7.25%, 2/23/04........................   2,500,000              2,149,743
                                                                                   ------------
CROATIA 1.5%
Republic of Croatia, 7.00%, 2/27/02.........................   3,000,000              2,875,500
                                                                                   ------------
DENMARK 2.3%
Kingdom of Denmark:
 9.00%, 11/15/00............................................   6,605,000    DKK       1,060,116
 8.00%, 3/15/06.............................................  18,589,000    DKK       3,355,215
                                                                                   ------------
                                                                                      4,415,331
                                                                                   ------------
GERMANY 11.1%
Federal Republic of Germany:
 Bundesrep, 7.75%, 2/21/00..................................  10,586,298    EUR      12,146,440
 5.25%, 2/21/01.............................................     127,823    EUR         145,973
 8.00%, 7/22/02.............................................   4,399,667    EUR       5,535,384
Hypothekenbank In Essen AG, 5.25%, 1/22/08..................   2,960,380    EUR       3,480,506
                                                                                   ------------
                                                                                     21,308,303
                                                                                   ------------
INDIA .1%
Essar Steel Ltd., FRN, Reg S, 7.635%, 7/15/99...............     315,000                228,375
                                                                                   ------------


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**               VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
INDONESIA .4%
PT Astra International, 9.75%, 4/29/01......................  $2,000,000           $    690,000
                                                                                   ------------
ITALY 7.4%
Buoni Poliennali Del Tesoro, 6.75%, 7/01/07.................   1,243,000    EUR       1,608,484
Government of Italy:
 10.50%, 7/15/00............................................     655,899    EUR         789,858
 10.50%, 11/01/00...........................................   1,823,090    EUR       2,233,858
 10.50%, 4/01/05............................................   6,476,000    EUR       9,623,537
                                                                                   ------------
                                                                                     14,255,737
                                                                                   ------------
MEXICO .7%
Nacional Financiera Sociedad Nacional de Credito, 9.70%,
  3/12/02...................................................     900,000                892,125
United Mexican States, 9.75%, 2/06/01.......................     460,000                470,925
                                                                                   ------------
                                                                                      1,363,050
                                                                                   ------------
NEW ZEALAND 4.0%
Government of New Zealand:
 6.50%, 2/15/00.............................................   7,240,000    NZD       3,854,814
 8.00%, 11/15/06............................................   6,437,000    NZD       3,832,038
                                                                                   ------------
                                                                                      7,686,852
                                                                                   ------------
SOUTH KOREA .5%
Pohang Iron & Steel, 6.625%, 7/01/03........................   1,000,000                918,980
                                                                                   ------------
SPAIN 7.8%
Government of Spain:
 12.25%, 3/25/00............................................   5,725,902    EUR       6,874,917
 10.10%, 2/28/01............................................   3,142,692    EUR       3,909,779
 10.15%, 1/31/06............................................   2,849,000    EUR       4,277,800
                                                                                   ------------
                                                                                     15,062,496
                                                                                   ------------
SWEDEN 4.1%
Kingdom of Sweden, 10.25%, 5/05/03..........................  51,400,000    SEK       7,862,949
                                                                                   ------------
UNITED KINGDOM 9.2%
United Kingdom:
 8.00%, 12/07/00............................................   5,825,000    GBP       9,788,897
 7.00%, 11/06/01............................................   1,175,000    GBP       1,979,290
 8.50%, 7/16/07.............................................   2,976,000    GBP       5,992,810
                                                                                   ------------
                                                                                     17,760,997
                                                                                   ------------


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**               VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 30.7%
+*Acadia Partners LP........................................  $  999,667           $    155,628
Fannie Mae, 5.25%, 1/15/09..................................   5,489,000              5,263,594
+*Penobscot Partners LP.....................................         333                  3,800
U. S. Treasury Bonds:
 6.375%, 8/15/27............................................   4,935,000              5,340,598
 5.25%, 11/15/28............................................  35,784,000             33,882,973
U.S. Treasury Note, 7.875%, 11/15/04........................  12,553,000             14,078,980
+Washington Mutual Inc......................................      10,474                418,960
                                                                                   ------------
                                                                                     59,144,533
                                                                                   ------------
VENEZUELA .6%
Venezuela Front Load Interest Reduction Bond, A, 6.125%,
  3/31/07...................................................   2,023,802              1,245,903
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $207,558,356).............                        189,965,369
                                                                                   ------------
SHORT TERM INVESTMENT (COST $740,000) .4%
Den Danske Bank, 4.813%, 3/01/99, Time Deposit..............     740,000                740,000
                                                                                   ------------
TOTAL INVESTMENTS (COST $208,298,356) 99.0%.................                        190,705,369
NET EQUITY IN FORWARD CONTRACTS.............................                            (15,735)
OTHER ASSETS, LESS LIABILITIES 1.0%.........................                          1,946,328
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $192,635,962
                                                                                   ============

CURRENCY ABBREVIATIONS:
AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- European Unit
GBP -- British Pound
NZD -- New Zealand Dollar
SEK -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Securities represent equity investments.

                       See Notes to Financial Statements.


TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $208,298,356)....    $190,705,369
 Cash.......................................................           8,894
 Receivables:
  Fund shares sold..........................................         438,962
  Dividends and interest....................................       4,617,077
                                                                ------------
      Total assets..........................................     195,770,302
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         896,766
  Fund shares redeemed......................................       1,930,021
  To affiliates.............................................         176,163
 Distributions to shareholders..............................             205
 Unrealized loss on forward exchange contracts (Note 6).....          15,735
 Accrued expenses...........................................         115,450
                                                                ------------
      Total liabilities.....................................       3,134,340
                                                                ------------
Net assets, at value........................................    $192,635,962
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    466,077
 Net unrealized depreciation................................     (17,705,013)
 Accumulated net realized gain..............................         365,745
 Beneficial shares..........................................     209,509,153
                                                                ------------
Net assets, at value........................................    $192,635,962
                                                                ============
CLASS A:
 Net asset value per share ($170,573,093 / 18,471,486 shares
   outstanding).............................................           $9.23
                                                                ============
 Maximum offering price per share ($9.23 / 95.75%)..........           $9.64
                                                                ============
CLASS C:
 Net asset value per share ($20,738,403 / 2,243,249 shares
   outstanding)*............................................           $9.24
                                                                ============
 Maximum offering price per share ($9.24 / 99.00%)..........           $9.33
                                                                ============
ADVISOR CLASS:
 Net asset value per share ($1,324,466 / 143,548 shares
   outstanding).............................................           $9.23
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.


TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Investment Income:
 Dividends..................................................    $    83,463
 Interest...................................................      7,301,551
                                                                -----------
      Total investment income...............................                      $ 7,385,014
Expenses:
 Management fees (Note 3)...................................        517,467
 Administrative fees (Note 3)...............................        155,240
 Distribution fees (Note 3)
  Class A...................................................        227,587
  Class C...................................................         69,112
 Transfer agent fees (Note 3)...............................        161,200
 Custodian fees.............................................         13,800
 Reports to shareholders....................................         50,000
 Registration and filing fees...............................         38,400
 Professional fees..........................................         38,400
 Trustees' fees and expenses................................         12,200
 Other......................................................            992
                                                                -----------
      Total expenses........................................                        1,284,398
                                                                                  -----------
            Net investment income...........................                        6,100,616
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      4,786,029
  Foreign currency transactions.............................     (4,288,909)
                                                                -----------
      Net realized gain.....................................                          497,120
 Net unrealized depreciation on:
  Investments...............................................     (5,184,192)
  Translation of assets and liabilities denominated in
    foreign currencies......................................       (101,804)
                                                                -----------
      Net unrealized depreciation...........................                       (5,285,996)
                                                                                  -----------
Net realized and unrealized loss............................                       (4,788,876)
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 1,311,740
                                                                                  ===========

                       See Notes to Financial Statements.


TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  6,100,616           $ 14,102,046
  Net realized gain from investments and foreign currency
    transactions............................................           497,120                897,695
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        (5,285,996)            (8,488,427)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         1,311,740              6,511,314
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (5,664,369)           (11,190,365)
   Class C..................................................          (615,111)            (1,004,165)
   Advisor Class............................................          (140,873)              (803,082)
  Net realized gains:
   Class A..................................................              (117)            (1,112,297)
   Class C..................................................                --               (115,925)
   Advisor Class............................................                --                (67,412)
 Capital share transactions (Note 2):
   Class A..................................................       (14,675,844)            (1,581,970)
   Class C..................................................           930,815              4,463,377
   Advisor Class............................................       (10,142,302)              (970,039)
                                                                ---------------------------------------
    Net decrease in net assets..............................       (28,996,061)            (5,870,564)
Net assets:
 Beginning of period........................................       221,632,023            227,502,587
                                                                ---------------------------------------
 End of period..............................................      $192,635,962           $221,632,023
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    466,077           $    785,814
                                                                =======================================

                       See Notes to Financial Statements.



TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited)

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal conditions, the Fund invests in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liaibilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

1. SUMMARY OF ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares; Class A, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At February 28, 1999, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 FEBRUARY 28, 1999                   AUGUST 31, 1998
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS A SHARES:
Shares sold................................................   3,949,650    $ 38,214,453          5,805,764    $ 56,610,214
Shares issued on reinvestment of distributions.............     427,209       4,119,604            935,877       9,102,189
Shares redeemed............................................  (5,906,557)    (57,009,901)        (6,908,185)    (67,294,373)
                                                             -------------------------------------------------------------
Net decrease...............................................  (1,529,698)   $(14,675,844)          (166,544)   $ (1,581,970)
                                                             =============================================================


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                 FEBRUARY 28, 1999                   AUGUST 31, 1998
                                                             ------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES        AMOUNT
                                                             ------------------------------------------------------------
CLASS C SHARES:
Shares sold................................................     376,108    $  3,637,919            910,441    $ 8,897,295
Shares issued on reinvestment of distributions.............      54,811         529,055            100,468        976,732
Shares redeemed............................................    (335,120)     (3,236,159)          (555,304)    (5,410,650)
                                                             ------------------------------------------------------------
Net increase...............................................      95,799    $    930,815            455,605    $ 4,463,377
                                                             ============================================================

                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                 FEBRUARY 28, 1999                   AUGUST 31, 1998
                                                             ------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES        AMOUNT
                                                             ------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold................................................     200,759    $  1,949,232            957,957    $ 9,380,180
Shares issued on reinvestment of distributions.............       5,182          49,921             18,458        178,859
Shares redeemed............................................  (1,256,415)    (12,141,455)        (1,080,092)   (10,529,078)
                                                             ------------------------------------------------------------
Net decrease...............................................  (1,050,474)   $(10,142,302)          (103,677)   $  (970,039)
                                                             ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion




TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------

0.15%         First $200 million
0.135%        Next $500 million
0.10%         Next $500 million
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1999, unreimbursed cost were $106,502. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the year of $7,472 and $4,859, respectively.

Legal fees of $24,410 were paid to a law firm in which a partner is an officer of the Trust.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At February 28, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:


Unrealized appreciation.....................................    $    404,648
Unrealized depreciation.....................................     (17,997,635)
                                                                ------------
Net unrealized depreciation.................................    $(17,592,987)
                                                                ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $109,757,947 and $126,585,359, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values



TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of February 28, 1999, the Fund had the following forward foreign exchange contracts outstanding:

                                                                                    IN        SETTLEMENT        UNREALIZED
                          CONTRACTS TO SELL:                                   EXCHANGE FOR      DATE              LOSS
                          ------------------                                   -------------------------------------------
1,605,000  European Unit...............................................  U.S.   $1,770,026     4/02/99    U.S.   $     --
      Net unrealized loss on offsetting forward exchange contract......                                           (15,735)
                                                                                                                 --------
        Net unrealized loss on forward exchange contract...............                                   U.S.   $(15,735)
                                                                                                                 =========



SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

406 S99 04/99                          [RECYCLE LOGO] Printed on recycled paper





TEMPLETON GLOBAL BOND FUND
TEMPLETON AMERICAS GOVERNMENT SECURTIES FUND
COMBINED PRO FORMA STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



                                                                                             GLOBAL BOND FUND
                                                                                    ---------------------------------------
                                                                                      PRINCIPAL AMOUNT**        VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES   98.7%
ARGENTINA 5.2%
Bridas Corp., 12.50%, 11/15/99
Perez Companc SA, 8.125%, 7/15/07, 144A                                               $ 5,000,000             $ 4,250,000
Republic of Argentina:
   9.25%, 2/23/01
   8.875%, 5/09/02
   8.375%, 12/20/03                                                                       480,000                 442,800
   11.00%, 10/09/06                                                                       460,000                 431,250
   Reg S, 11.75%, 2/12/07
   11.375%, 1/30/17
   9.75%, 9/19/27
Republic of Argentina Bonos Del Tesoro, 8.875%, 5/09/02                                 2,500,000               2,288,750
                                                                                                            ------------------
                                                                                                                7,412,800
                                                                                                            ------------------
AUSTRALIA 4.0%
Government of Australian, 6.75%, 11/15/06                                               5,655,000 AUD           3,877,407
Queensland Treasury Corp., 6.50%, 6/14/05                                               5,796,000 AUD           3,883,757
                                                                                                            ------------------
                                                                                                                7,761,164
                                                                                                            ------------------
BRAZIL 1.3%
Companhia Paranaense De Energia-Copel, 9.75%, 5/02/05
Republic of Brazil:
   8.875%, 11/05/01
  11.625%, 4/15/04
   9.375%, 4/07/08
  FRN, L, 4.938%, 4/15/12
  FRN, 5.00%, 4/15/14
  10.125%, 5/15/27

CANADA 8.4%
Government of Canada:
   10.50%, 7/01/00                                                                     10,600,000 CAD           7,614,907
   10.50%, 3/01/01                                                                      6,235,000 CAD           4,609,427
   10.00%, 5/01/02                                                                      5,135,000 CAD           3,927,968
                                                                                                            ------------------
                                                                                                               16,152,302
                                                                                                            ------------------
COLOMBIA 2.0%
Republic of Colombia, 7.25%, 2/23/04                                                    4,500,000               3,805,425
                                                                                                            ------------------
DENMARK 2.1%
Kingdom of Denmark:
   9.00%, 11/15/00                                                                      6,605,000 DKK             984,367
   8.00%, 3/15/06                                                                      18,589,000 DKK           3,085,588
                                                                                                            ------------------
                                                                                                                4,069,955
                                                                                                          ------------------
ECUADOR .4%
Republic of Ecuador:
   Reg S, 11.25%, 4/25/02
   FRN, 6.00%, 2/28/25

GERMANY 8.5%
Federal Republic of Germany:
   7.75%, 2/21/00                                                                      10,586,298 EUR          11,257,699
   8.00%, 7/22/02                                                                       4,399,667 EUR           5,103,831
                                                                                                           ------------------
                                                                                                               16,361,530
                                                                                                           ------------------
INDIA .1%
Essar Steel Ltd., FRN, Reg S, 7.635%, 7/20/99                                             315,000                 212,625
                                                                                                           ------------------
INDONESIA .5%
PT Astra International Inc., 9.75%, 4/29/01                                             2,000,000               1,030,000
                                                                                                           ------------------
ITALY 6.8%
Buoni Poliennali Del Tesoro:
   10.50%, 7/15/00                                                                        655,899 EUR             726,582
    6.75%, 7/01/07                                                                      1,243,000 EUR           1,460,528
Government of Italy:
   10.50%, 11/01/00                                                                     1,823,090 EUR           2,057,533
   10.50%, 4/01/05                                                                      6,476,000 EUR           8,763,336
                                                                                                           ------------------
                                                                                                               13,007,979
                                                                                                           ------------------
JAMAICA .6%
Government of Jamaica, Reg S, 9.625%, 7/02/02

MEXICO 3.4%
Bepensa SA, 144A, 9.75%, 9/30/04
Cemex SA, 144A, 10.75%, 7/15/00
Petroleos Mexicanos, 144A, 9.375%, 12/02/08
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02
United Mexican States:
   9.75%, 2/06/01
   9.75%, 4/06/05                                                                       1,800,000               1,829,250
   8.625%, 3/12/08
  11.375%, 9/15/16
  A, 6.25%, 12/31/19
  11.50%, 5/15/26
                                                                                                           ------------------
                                                                                                                1,829,250

                                                                                                           ------------------
NEW ZEALAND 4.0%
Government of New Zealand:
   6.50%, 2/15/00                                                                       7,240,000 NZD           3,880,757
   8.00%, 11/15/06                                                                      6,437,000 NZD           3,729,549
                                                                                                           ------------------
                                                                                                                7,610,306
                                                                                                           ------------------
PANAMA
Republic of Panama, FRN, 6.084%, 5/10/02

PERU .2%
Republic of Peru, FRN, 4.50%, 3/07/17

SOUTH KOREA  1.0%
Korea Development, 7.125%, 4/22/04                                                      2,000,000               1,960,700
                                                                                                           ------------------

SPAIN 7.1%
Government of Spain:
  12.25%, 3/25/00                                                                       5,725,902 EUR           6,301,917
  10.10%, 2/28/01                                                                       3,142,692 EUR           3,598,038
  10.15%, 1/31/06                                                                       2,849,000 EUR           3,887,738
                                                                                                           ------------------
                                                                                                               13,787,693
                                                                                                          ------------------
SWEDEN 3.8%
Kingdom of Sweden, 10.25%, 5/05/03                                                     51,400,000 SEK           7,289,108
                                                                                                           ------------------

TRINIDAD & TOBAGO
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00

TURKEY .5%
Republic of Turkey, Reg S, 10.00%, 9/19/07                                              1,000,000                 901,500
                                                                                                            ------------------

UNITED KINGDOM 7.9%
United Kingdom:
    8.00%, 12/07/00                                                                     5,825,000 GBP           9,525,925
    8.50%, 7/16/07                                                                      2,976,000 GBP           5,626,264
                                                                                                            ------------------
                                                                                                               15,152,189
                                                                                                            ------------------
UNITED STATES 28.9%
+* Acadia Partners LP                                                                     999,667                 114,362
   Fannie Mae, 5.25%, 1/15/09                                                             289,000                 264,398
+* Penobscot Partners LP                                                                      333                   3,083
   U.S. Treasury Bond, 6.375%, 8/15/27                                                  4,935,000               5,042,953
   U.S. Treasury Notes:
      5.375%, 7/31/00
      6.25%, 4/30/01
      6.375%, 8/15/02
      7.875%, 11/15/04                                                                 12,553,000              13,710,236
      6.125%, 8/15/07
      5.25%, 11/15/28                                                                  35,284,000              31,237,384
                                                                                                           ------------------
                                                                                                               50,372,416
                                                                                                           ------------------
VENEZUELA  2.0%
Republic of Venezuela:
   Reg S, 9.125%, 6/18/07
   FRN, 6.313%, 12/18/07
   9.25%, 9/15/27                                                                       1,000,000                 670,000
Venezuela Front Load Interest Reduction Bond, A, 6.125%, 3/31/07                        1,904,752               1,465,469
                                                                                                           ------------------
                                                                                                                2,135,469
                                                                                                           ------------------
TOTAL LONG TERM SECURITIES (COST $216,438,355)                                                                170,852,411
SHORT TERM INVESTMENTS (COST $179,000)  .1%
Chase Securities Inc., 5.00%, 7/01/99, Time Deposit
                                                                                                           ------------------
TOTAL INVESTMENTS (COST $216,617,355)  98.8%                                                                  170,852,411
OTHER ASSETS, LESS LIABILITIES  1.2%                                                                            2,177,755
                                                                                                           ------------------
TOTAL NET ASSETS  100.0%                                                                                    $ 173,030,166
                                                                                                           ==================


CURRENCY ABBREVIATIONS:
ARS - Argentina Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

*  Non-income producing.
** Securities denominated in U.S. dollars unless otherwise indicated. + Securities represent equity investments.

See accompanying notes to pro forma combining financial statements.





TEMPLETON GLOBAL BOND FUND
TEMPLETON AMERICAS GOVERNMENT SECURTIES FUND
COMBINED PRO FORMA STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                            AMERICAS GOVERNMENT FUND
                                                                                    ---------------------------------------
                                                                                       PRINCIPAL AMOUNT**        VALUE

------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES   98.7%
ARGENTINA 5.2%
Bridas Corp., 12.50%, 11/15/99                                                         $ 50,000                 $ 50,563
Perez Companc SA, 8.125%, 7/15/07, 144A
Republic of Argentina:
   9.25%, 2/23/01                                                                       555,000                  532,453
   8.875%, 5/09/02                                                                    1,625,000                1,487,688
   8.375%, 12/20/03
   11.00%, 10/09/06                                                                     225,000                  210,938
   Reg S, 11.75%, 2/12/07                                                                80,000 ARS               64,306
   11.375%, 1/30/17                                                                     200,000                  174,000
   9.75%, 9/19/27                                                                       150,000                  115,125
Republic of Argentina Bonos Del Tesoro, 8.875%, 5/09/02                            ------------------      -------------------
                                                                                                               2,635,073
                                                                                                           -------------------
AUSTRALIA 4.0%
Government of Australian, 6.75%, 11/15/06
Queensland Treasury Corp., 6.50%, 6/14/05

BRAZIL 1.3%
Companhia Paranaense De Energia-Copel, 9.75%, 5/02/05                                   450,000                  393,443
Republic of Brazil:
   8.875%, 11/05/01                                                                     250,000                  248,125
  11.625%, 4/15/04                                                                      200,000                  188,250
   9.375%, 4/07/08                                                                      800,000                  645,500
  FRN, L, 4.938%, 4/15/12                                                               310,000                  192,588
  FRN, 5.00%, 4/15/14                                                                   537,879                  353,319
  10.125%, 5/15/27                                                                      600,000                  454,500
                                                                                                            -------------------
                                                                                                               2,475,725
                                                                                                            -------------------
CANADA 8.4%
Government of Canada:
   10.50%, 7/01/00
   10.50%, 3/01/01
   10.00%, 5/01/02

COLOMBIA 2.0%
Republic of Colombia, 7.25%, 2/23/04

DENMARK 2.1%
Kingdom of Denmark:
   9.00%, 11/15/00
   8.00%, 3/15/06

ECUADOR .4%
Republic of Ecuador:
   Reg S, 11.25%, 4/25/02                                                               955,000                  594,488
   FRN, 6.00%, 2/28/25                                                                  400,000                  187,252
                                                                                                           -------------------
                                                                                                                781,740
                                                                                                           -------------------
GERMANY 8.5%
Federal Republic of Germany:
   7.75%, 2/21/00
   8.00%, 7/22/02

INDIA .1%
Essar Steel Ltd., FRN, Reg S, 7.635%, 7/20/99

INDONESIA .5%
PT Astra International Inc., 9.75%, 4/29/01

ITALY 6.8%
Buoni Poliennali Del Tesoro:
   10.50%, 7/15/00
    6.75%, 7/01/07
Government of Italy:
   10.50%, 11/01/00
   10.50%, 4/01/05

JAMAICA .6%
Government of Jamaica, Reg S, 9.625%, 7/02/02                                         1,225,000                1,133,125
                                                                                                         -------------------

MEXICO 3.4%
Bepensa SA, 144A, 9.75%, 9/30/04                                                        230,000                  203,550
Cemex SA, 144A, 10.75%, 7/15/00                                                          65,000                   66,869
Petroleos Mexicanos, 144A, 9.375%, 12/02/08                                             250,000                  253,750
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02                                  80,000                   64,400
United Mexican States:
   9.75%, 2/06/01                                                                       400,000                  416,900
   9.75%, 4/06/05
   8.625%, 3/12/08                                                                    1,140,000                1,081,575
  11.375%, 9/15/16                                                                    1,560,000                1,677,780
  A, 6.25%, 12/31/19                                                                    490,000                  363,213
  11.50%, 5/15/26                                                                       450,000                  502,875
                                                                                                         -------------------
                                                                                                               4,630,912
                                                                                                          ------------------
NEW ZEALAND 4.0%
Government of New Zealand:
   6.50%, 2/15/00
   8.00%, 11/15/06

PANAMA
Republic of Panama, FRN, 6.084%, 5/10/02                                                 36,924                   36,001
                                                                                                         -------------------

PERU .2%
Republic of Peru, FRN, 4.50%, 3/07/17                                                   550,000                  339,284
                                                                                                         -------------------

SOUTH KOREA  1.0%
Korea Development, 7.125%, 4/22/04

SPAIN 7.1%
Government of Spain:
  12.25%, 3/25/00
  10.10%, 2/28/01
  10.15%, 1/31/06


SWEDEN 3.8%
Kingdom of Sweden, 10.25%, 5/05/03

TRINIDAD & TOBAGO
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00                                             30,000                   31,200
                                                                                                         -------------------

TURKEY .5%
Republic of Turkey, Reg S, 10.00%, 9/19/07


UNITED KINGDOM 7.9%
United Kingdom:
    8.00%, 12/07/00
    8.50%, 7/16/07


UNITED STATES 28.9%
+* Acadia Partners LP
   Fannie Mae, 5.25%, 1/15/09
+* Penobscot Partners LP
   U.S. Treasury Bond, 6.375%, 8/15/27
   U.S. Treasury Notes:
      5.375%, 7/31/00                                                                 2,300,000                2,300,000
      6.25%, 4/30/01                                                                    325,000                  329,063
      6.375%, 8/15/02                                                                   210,000                  214,069
      7.875%, 11/15/04
      6.125%, 8/15/07                                                                   723,000                  731,134
      5.25%, 11/15/28                                                                 2,100,000                1,859,153
                                                                                                          -------------------
                                                                                                                5,433,419
                                                                                                          -------------------
VENEZUELA  2.0%
Republic of Venezuela:
   Reg S, 9.125%, 6/18/07                                                               400,000                  304,000
   FRN, 6.313%, 12/18/07                                                                202,380                  155,706
   9.25%, 9/15/27                                                                     2,025,000                1,356,750
Venezuela Front Load Interest Reduction Bond, A, 6.125%, 3/31/07
                                                                                                          -------------------
                                                                                                               1,816,456
                                                                                                          -------------------
TOTAL LONG TERM SECURITIES (COST $216,438,355)                                                                19,312,935
SHORT TERM INVESTMENTS (COST $179,000)  .1%
Chase Securities Inc., 5.00%, 7/01/99, Time Deposit                                                              179,000
                                                                                                          -------------------
TOTAL INVESTMENTS (COST $216,617,355)  98.8%                                                                  19,491,935
OTHER ASSETS, LESS LIABILITIES  1.2%                                                                             307,817
                                                                                                          ------------------
TOTAL NET ASSETS  100.0%                                                                                      19,799,752
                                                                                                          ==================


CURRENCY ABBREVIATIONS:
ARS - Argentina Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

*  Non-income producing.
** Securities denominated in U.S. dollars unless otherwise indicated. + Securities represent equity investments.

See accompanying notes to pro forma combining financial statements.



TEMPLETON GLOBAL BOND FUND
TEMPLETON AMERICAS GOVERNMENT SECURTIES FUND
COMBINED PRO FORMA STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                             GLOBAL BOND FUND
                                                                                             PRO FORMA COMBINED
                                                                                  ---------------------------------------
                                                                                     PRINCIPAL AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------------------------

LONG TERM SECURITIES   98.7%
ARGENTINA 5.2%

Bridas Corp., 12.50%, 11/15/99                                                      $    50,000               $   50,563
Perez Companc SA, 8.125%, 7/15/07, 144A                                               5,000,000                4,250,000
Republic of Argentina:
   9.25%, 2/23/01                                                                       555,000                  532,453
   8.875%, 5/09/02                                                                    1,625,000                1,487,688
   8.375%, 12/20/03                                                                     480,000                  442,800
   11.00%, 10/09/06                                                                     685,000                  642,188
   Reg S, 11.75%, 2/12/07                                                                80,000 ARS               64,306
   11.375%, 1/30/17                                                                     200,000                  174,000
   9.75%, 9/19/27                                                                       150,000                  115,125
Republic of Argentina Bonos Del Tesoro, 8.875%, 5/09/02                               2,500,000                2,288,750
                                                                                                           -----------------
                                                                                                              10,047,873
                                                                                                           -----------------
AUSTRALIA 4.0%
Government of Australian, 6.75%, 11/15/06                                             5,655,000 AUD            3,877,407
Queensland Treasury Corp., 6.50%, 6/14/05                                             5,796,000 AUD            3,883,757
                                                                                                          ------------------
                                                                                                               7,761,164
                                                                                                           -----------------
BRAZIL 1.3%
Companhia Paranaense De Energia-Copel, 9.75%, 5/02/05                                   450,000                  393,443
Republic of Brazil:
   8.875%, 11/05/01                                                                     250,000                  248,125
  11.625%, 4/15/04                                                                      200,000                  188,250
   9.375%, 4/07/08                                                                      800,000                  645,500
  FRN, L, 4.938%, 4/15/12                                                               310,000                  192,588
  FRN, 5.00%, 4/15/14                                                                   537,879                  353,319
  10.125%, 5/15/27                                                                      600,000                  454,500
                                                                                                          ------------------
                                                                                                               2,475,725
                                                                                                          -------------------
CANADA 8.4%
Government of Canada:
   10.50%, 7/01/00                                                                   10,600,000 CAD           7,614,907
   10.50%, 3/01/01                                                                    6,235,000 CAD           4,609,427
   10.00%, 5/01/02                                                                    5,135,000 CAD           3,927,968
                                                                                                         -----------------
                                                                                                             16,152,302
                                                                                                         -----------------
COLOMBIA 2.0%
Republic of Colombia, 7.25%, 2/23/04                                                  4,500,000               3,805,425
                                                                                                        -----------------

DENMARK 2.1%
Kingdom of Denmark:
   9.00%, 11/15/00                                                                    6,605,000 DKK              984,367
   8.00%, 3/15/06                                                                    18,589,000 DKK            3,085,588
                                                                                                        -----------------
                                                                                                               4,069,955
                                                                                                        ------------------
ECUADOR .4%
Republic of Ecuador:
   Reg S, 11.25%, 4/25/02                                                               955,000                  594,488
   FRN, 6.00%, 2/28/25                                                                  400,000                  187,252
                                                                                                       -------------------
                                                                                                                 781,740
                                                                                                       -------------------

GERMANY 8.5%
Federal Republic of Germany:
   7.75%, 2/21/00                                                                    10,586,298 EUR           11,257,699
   8.00%, 7/22/02                                                                     4,399,667 EUR            5,103,831
                                                                                                         ------------------
                                                                                                              16,361,530
                                                                                                         ------------------
INDIA .1%
Essar Steel Ltd., FRN, Reg S, 7.635%, 7/20/99                                           315,000                  212,625
                                                                                                         ------------------

INDONESIA .5%
PT Astra International Inc., 9.75%, 4/29/01                                           2,000,000                1,030,000
                                                                                                         ------------------

ITALY 6.8%
Buoni Poliennali Del Tesoro:
   10.50%, 7/15/00                                                                      655,899 EUR              726,582
    6.75%, 7/01/07                                                                    1,243,000 EUR            1,460,528
Government of Italy:
   10.50%, 11/01/00                                                                   1,823,090 EUR            2,057,533
   10.50%, 4/01/05                                                                    6,476,000 EUR            8,763,336
                                                                                                          ------------------
                                                                                                              13,007,979
                                                                                                          ------------------

JAMAICA .6%
Government of Jamaica, Reg S, 9.625%, 7/02/02                                         1,225,000                1,133,125
                                                                                                          -------------------

MEXICO 3.4%
Bepensa SA, 144A, 9.75%, 9/30/04                                                        230,000                  203,550
Cemex SA, 144A, 10.75%, 7/15/00                                                          65,000                   66,869
Petroleos Mexicanos, 144A, 9.375%, 12/02/08                                             250,000                  253,750
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02                                  80,000                   64,400
United Mexican States:
    9.75%, 2/06/01                                                                      400,000                  416,900
    9.75%, 4/06/05                                                                    1,800,000                1,829,250
    8.625%, 3/12/08                                                                   1,140,000                1,081,575
   11.375%, 9/15/16                                                                   1,560,000                1,677,780
   A, 6.25%, 12/31/19                                                                   490,000                  363,213
   11.50%, 5/15/26                                                                      450,000                  502,875
                                                                                                          ------------------
                                                                                                               6,460,162
                                                                                                          ------------------
NEW ZEALAND 4.0%
Government of New Zealand:
   6.50%, 2/15/00                                                                     7,240,000 NZD           3,880,757
   8.00%, 11/15/06                                                                    6,437,000 NZD           3,729,549
                                                                                                          ------------------
                                                                                                               7,610,306
                                                                                                          ------------------
PANAMA
Republic of Panama, FRN, 6.084%, 5/10/02                                                 36,924                   36,001
                                                                                                          -------------------

PERU .2%
Republic of Peru, FRN, 4.50%, 3/07/17                                                   550,000                  339,284
                                                                                                          -------------------

SOUTH KOREA  1.0%
Korea Development, 7.125%, 4/22/04                                                    2,000,000                1,960,700
                                                                                                          ------------------

Spain 7.1%
Government of Spain:

  12.25%, 3/25/00                                                                     5,725,902 EUR            6,301,917
  10.10%, 2/28/01                                                                     3,142,692 EUR            3,598,038
  10.15%, 1/31/06                                                                     2,849,000 EUR            3,887,738
                                                                                                         ------------------
                                                                                                              13,787,693
                                                                                                         ------------------
SWEDEN 3.8%
Kingdom of Sweden, 10.25%, 5/05/03                                                   51,400,000 SEK            7,289,108
                                                                                                         ------------------

TRINIDAD & TOBAGO
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00                                             30,000                   31,200
                                                                                                        -------------------

TURKEY .5%
Republic of Turkey, Reg S, 10.00%, 9/19/07                                            1,000,000                  901,500
                                                                                                         ------------------

UNITED KINGDOM 7.9%
United Kingdom:
    8.00%, 12/07/00                                                                   5,825,000 GBP            9,525,925
    8.50%, 7/16/07                                                                    2,976,000 GBP            5,626,264
                                                                                                          ------------------
                                                                                                              15,152,189
                                                                                                          ------------------
UNITED STATES 28.9%
+* Acadia Partners LP                                                                   999,667                  114,362
   Fannie Mae, 5.25%, 1/15/09                                                           289,000                  264,398
+* Penobscot Partners LP                                                                    333                    3,083
   U.S. Treasury Bond, 6.375%, 8/15/27                                                4,935,000                5,042,953
   U.S. Treasury Notes:
       5.375%, 7/31/00                                                                2,300,000                2,300,000
       6.25%, 4/30/01                                                                   325,000                  329,063
       6.375%, 8/15/02                                                                  210,000                  214,069
       7.875%, 11/15/04                                                              12,553,000               13,710,236
       6.125%, 8/15/07                                                                  723,000                  731,134
       5.25%, 11/15/28                                                               37,384,000               33,096,537
                                                                                                         ------------------
                                                                                                              55,805,835
                                                                                                         ------------------
VENEZUELA  2.0%
Republic of Venezuela:
   Reg S, 9.125%, 6/18/07                                                               400,000                  304,000
   FRN, 6.313%, 12/18/07                                                                202,380                  155,706
   9.25%, 9/15/27                                                                     3,025,000                2,026,750
Venezuela Front Load Interest Reduction Bond, A, 6.125%, 3/31/07                      1,904,752                1,465,469
                                                                                                         ------------------
                                                                                                               3,951,925
                                                                                                         ------------------
TOTAL LONG TERM SECURITIES (COST $216,438,355)                                                               190,165,346
SHORT TERM INVESTMENTS (COST $179,000)  .1%
Chase Securities Inc., 5.00%, 7/01/99, Time Deposit                                                              179,000
                                                                                                         ------------------
TOTAL INVESTMENTS (COST $216,617,355)  98.8%                                                                 190,344,346
OTHER ASSETS, LESS LIABILITIES  1.2%                                                                           2,485,572
                                                                                                         ------------------

TOTAL NET ASSETS  100.0%                                                                                     192,829,918
                                                                                                         ==================


CURRENCY ABBREVIATIONS:
ARS - Argentina Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

*  Non-income producing.
** Securities denominated in U.S. dollars unless otherwise indicated. + Securities represent equity investments.

See accompanying notes to pro forma combining financial statements.





TEMPLETON GLOBAL BOND FUND
TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999


                                                                                                      TEMPLETON
                                                                                                     GLOBAL BOND
                                                                 TEMPLETON          TEMPLETON            FUND
                                                                GLOBAL BOND     AMERICAS GOVERNMENT    PRO FORMA
                                                                   FUND          SECURITIES FUND       COMBINED
                                                               --------------   ------------------   --------------
Assets:
 Investments in securities:
    Cost                                                       $ 195,285,602         $ 21,331,753    $ 216,617,355
                                                               --------------   ------------------   --------------
    Value                                                        170,852,411           19,491,935      190,344,346
 Receivables:
    Investment securities sold                                       201,027                    -          201,027
    Capital shares sold                                              150,565                  144          150,709
    Dividends and interest                                         3,545,611              480,938        4,026,549
 Other assets                                                          5,400                6,948           12,348
                                                               --------------   ------------------   --------------
       Total assets                                              174,755,014           19,979,965      194,734,979
                                                               --------------   ------------------   --------------

Liabilities:
 Payables:
    Capital shares redeemed                                        1,201,075              122,565        1,323,640
    Affiliates                                                        83,915               30,377          114,292
    Shareholders                                                           -               12,848           12,848
Distributions to shareholders                                        249,952                    -          249,952
Funds advanced by custodian                                            4,708                7,375           12,083
Accrued expenses                                                     185,198                    -          192,246
                                                               --------------   ------------------   --------------
    Total liabilities                                              1,724,848              173,165        1,905,061
                                                               --------------   ------------------   --------------
      Net assets, at value                                     $ 173,030,166         $ 19,806,800    $ 192,829,918
                                                               --------------   ------------------   --------------


CLASS A**:
  Net assets, at value                                         $ 153,401,459         $ 19,806,800    $ 173,201,211
                                                               ==============   ==================   ==============
  Shares outstanding ***                                          17,252,950            2,070,193       19,480,606
                                                               --------------   ------------------   --------------
  Net asset value per share                                           $ 8.89               $ 9.57           $ 8.89
                                                               --------------   ------------------   --------------
  Maximum offering price per share                                    $ 9.29               $ 9.99           $ 9.29
                                                               --------------   ------------------   --------------
CLASS C**:
  Net assets, at value                                          $ 18,302,766                  $ -     $ 18,302,766
                                                               --------------   ------------------   --------------
  Shares outstanding                                               2,056,206                    -      $ 2,056,206
                                                               --------------   ------------------   --------------
  Net asset value per share *                                         $ 8.90                  $ -           $ 8.90
                                                               --------------   ------------------   --------------
  Maximum offering price per share                                    $ 8.99                  $ -           $ 8.99
                                                               --------------   ------------------   --------------
ADVISOR CLASS
  Net assets, at value                                           $ 1,325,941                  $ -      $ 1,325,941
                                                               --------------   ------------------   --------------
  Shares outstanding                                                 149,257                    -          149,257
                                                               --------------   ------------------   --------------
  Net asset value and maximum offering price per share                $ 8.88                  $ -           $ 8.88
                                                               --------------   ------------------   --------------



* Redemption price per share is equal to net asset value less any applicable sales charge.

** Effective January 1, 1999, Class I and Class II Shares were renamed Class A and Class C, respectively.

*** See note 2 in the accompanying notes to pro forma combining financial statements.


See accompanying notes to pro forma combining financial statements.





TEMPLETON GLOBAL BOND FUND
TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE TEN MONTHS ENDED JUNE 30, 1999 (UNAUDITED)



                                                                                                                     TEMPLETON
                                                                                                                    GLOBAL BOND
                                                                  TEMPLETON        TEMPLETON                            FUND
                                                                  GLOBAL BOND   AMERICAS GOVERNMENT  PRO FORMA       PRO FORMA
                                                                    FUND        SECURITIES FUND       ADJUSTMENTS     COMBINED
                                                                -------------   -----------------   -------------- ---------------
Investment income:
   Dividends                                                       $ 124,930                 $ -                       $ 124,930
   Interest                                                       11,974,854           1,804,606                      13,779,460
                                                                -------------   -----------------   ------------    -------------
    Total investment income                                      12,099,784           1,804,606              -       13,904,390
                                                                -------------   -----------------   ------------    -------------
Expenses:
   Management fees                                                   830,458             114,973        (34,332)a        911,099
   Administrative fees                                               249,135              28,743         (4,548)b        273,330
   Distribution fees
     Class A                                                         367,170              66,792        (23,718)c        410,244
     Class C                                                         111,422                   -                         111,422
   Transfer agent fees                                               240,000              31,100                         271,100
   Custodian fees                                                     30,000               3,840                          33,840
   Reports to shareholders                                           130,000              14,125                         144,125
   Registration and filing fees                                       46,000              17,175                          63,175
   Professional fees                                                  55,000              15,250                          70,250
   Trustees' fees and expenses                                        26,570               2,385                          28,955
   Other                                                               2,000              14,021                          16,021
                                                                -------------   -----------------   ------------    -------------
     Total expenses                                                2,087,755             308,404        (62,598)       2,333,561
       Expenses waived/paid by affiliate                                   -             (69,646)        69,646 d              -
                                                                -------------   -----------------   ------------    -------------
         Net expenses                                              2,087,755             238,758          7,048        2,333,561
                                                                -------------   -----------------   ------------    -------------
           Net investment income (loss)                           10,012,029           1,565,848          7,048       11,570,829
                                                                -------------   -----------------   ------------    -------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
      Investments                                                  4,775,290             (93,217)                      4,682,073
      Foreign currency transactions                               (4,312,809)                 31                      (4,312,778)
                                                                -------------   -----------------   ------------    -------------
         Net realized gain (loss)                                    462,481             (93,186)             -          369,295

   Net unrealized appreciation (depreciation) on investments     (12,014,174)          2,380,626                      (9,633,548)
                                                                -------------   -----------------   ------------    -------------
Net realized and unrealized gain (loss)                          (11,551,693)          2,287,440              -       (9,264,253)
                                                                -------------   -----------------   ------------    -------------
Net increase (decrease) in net assets resulting from operations $ (1,539,664)        $ 3,853,288        $ 7,048      $ 2,306,576
                                                                -------------   -----------------   ------------    -------------

a - Pro Forma  adjustment  for  difference in Management  fee schedule.

b - Pro Forma adjustment for difference in Administrative fee schedule.

c - Pro  Forma  adjustment  for  difference  in 12B-1  agreement.

d - Pro Forma adjustment to remove the Templeton Americas Government 1.25% expense limitation.

See accompanying notes to pro forma combining financial statements.





TEMPLETON GLOBAL BOND FUND
TEMPELTON AMERICAS GOVERNMENT SECURITIES FUND


NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of Templeton Americas Governments Securities Fund ("Americas Government Securities Fund"), the Templeton Global Bond Fund ("Global Bond Fund") will acquire all the net assets of the Americas Government Securities Fund in exchange for the Class A shares of Global Bond Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Global Bond Fund and Americas Government Securities Fund at June 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Global Bond Fund and the Americas Government Securities Fund for the period September 1, 1998 to June 30, 1999 as though the merger occurred on September 1, 1998. The pro forma financial statements do not reflect the expenses of either fund in carrying out it obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. Estimated reorganization costs for each Fund are $12,187. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.  CAPITAL SHARES:

The number of Class A shares issued was calculated by dividing the Class A net assets of the Americas Government Securities Fund at June 30, 1999 by the Class A net asset value per share of the Global Bond Fund at June 30, 1999.